BLACKROCK NEW JERSEY TAX-FREE INCOME PORTFOLIO,
A PORTFOLIO OF BLACKROCK FUNDSSM
100 Bellevue Parkway
Wilmington, Delaware 19809
(800) 441-7762

June 19, 2006

Dear Shareholder:

        You are cordially invited to attend a special shareholder meeting (the “Special Meeting”) of BlackRock New Jersey Tax-Free Income Portfolio (the “BlackRock Fund”), a portfolio of BlackRock FundsSM (“BlackRock Funds”), to be held on Tuesday, August 22, 2006. Before the Special Meeting, I would like to provide you with additional background and ask for your vote on an important proposal affecting the BlackRock Fund.

        The proposal you will be asked to consider at the meeting, as described in the enclosed Combined Prospectus/Proxy Statement, is the proposed reorganization (the “Reorganization”) of the BlackRock Fund into Merrill Lynch New Jersey Municipal Bond Fund (the “ML Fund”), a series of Merrill Lynch Multi-State Municipal Series Trust, a fund with an investment objective and investment policies similar to those of the BlackRock Fund. As you know, the BlackRock Fund is advised by BlackRock Advisors, Inc., a subsidiary of BlackRock, Inc. (“BlackRock”). When the transaction between Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock (as discussed below) is completed, the ML Fund will be managed by BlackRock Advisors, Inc., or its successor (“BlackRock Advisors”) and it is expected to be renamed BlackRock New Jersey Municipal Bond Fund. It is a condition to the closing of the Reorganization that the transaction between MLIM and BlackRock shall have been completed. MLIM, BlackRock or their affiliates will pay all expenses of completing the Reorganization, including proxy solicitation costs. As a result, the shareholders of the BlackRock Fund will not bear the costs of the Reorganization.

        The proposal you will be asked to consider at the meeting arises from the agreement by Merrill Lynch &Co., Inc. (“Merrill Lynch”), to combine MLIM and certain affiliates with BlackRock, one of the largest publicly traded investment management firms in the United States, to form a new asset management company that will be one of the world’s preeminent, diversified global money management organizations with approximately $1 trillion in assets under management. Based in New York, BlackRock currently manages assets for institutional and individual investors worldwide through a variety of equity, fixed income, cash management and alternative investment products. The new company will operate under the BlackRock name and be governed by a board of directors with a majority of independent members. The new company will offer a full range of equity, fixed income, cash management and alternative investment products with strong representation in both retail and institutional channels, in the United States and in non-U.S. markets. It will have over 4,500 employees in 18 countries and a major presence in most key markets, including the United States, the United Kingdom, Asia, Australia, the Middle East and Europe. The transaction has been approved by the boards of directors of Merrill Lynch, BlackRock and The PNC Financial Services Group, Inc., BlackRock’s current majority shareholder, and is expected to close at the end of the third quarter of 2006.

        This proposed Reorganization is part of the effort to consolidate certain of the comparable MLIM and BlackRock mutual funds to eliminate redundancies and achieve certain operating efficiencies.

        The Board of Trustees of BlackRock Funds believes the Reorganization is in the best interests of the BlackRock Fund and its shareholders, and unanimously recommends that you vote “For” the proposed Reorganization.

        I encourage you to carefully review the enclosed materials, which explain this proposal in more detail. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Special Meeting. You may vote using one of the methods below by following the instructions on your proxy card:

•	By touch-tone telephone;
•	By internet;
•	By returning the enclosed proxy card in the postage-paid envelope; or
•	In person at the Special Meeting.

        If you do not vote using one of these methods, you may be called by Computershare Fund Services, our proxy solicitor, to vote your shares over the phone.

        As always, we appreciate your support.

Sincerely, DAVID R.WILMERDING, JR. Trustee and Chairman of the Board

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation, we urge you to promptly indicate your voting instructions on the enclosed proxy card, date and sign it and return it in the envelope provided, or record your voting instructions by telephone or via the internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted “For” the Reorganization. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares at the Special Meeting.

QUESTIONS & ANSWERS

        We recommend that you read the complete Combined Prospectus/Proxy Statement. For your convenience, we have provided a brief overview of the issue to be voted on.

Q: Why is a shareholder meeting being held?

A: You are being asked to approve an agreement and plan of reorganization (the “Reorganization”) between BlackRock New Jersey Tax-Free Income Portfolio (the “BlackRock Fund”), a portfolio of BlackRock FundsSM (“BlackRock Funds”), and the Merrill Lynch New Jersey Municipal Bond Fund (the “ML Fund”), a series of Merrill Lynch Multi-State Municipal Series Trust, a fund that pursues an investment objective and investment policies similar to that of the BlackRock Fund. If the proposed Reorganization is approved and completed, an account at the ML Fund will be set up in your name, you will become a shareholder of the ML Fund and the BlackRock Fund will be terminated as a series of BlackRock Funds. Please refer to the Combined Prospectus/Proxy Statement for a detailed explanation of the proposed Reorganization and for a more complete description of the ML Fund.

        The Reorganization arises from the agreement by Merrill Lynch & Co., Inc. (“Merrill Lynch”), to combine Merrill Lynch Investment Managers, L.P. (“MLIM”) and certain affiliates, with BlackRock, Inc. (“BlackRock”), one of the largest publicly traded investment management firms in the United States, to form a new asset management company that will be one of the world’s preeminent, diversified global money management organizations with approximately $1 trillion in assets under management. The Reorganization is part of a larger initiative to consolidate certain of the comparable MLIM and BlackRock mutual funds to eliminate redundancies and achieve certain operating efficiencies. As you know, the BlackRock Fund is advised by BlackRock Advisors, Inc., a subsidiary of BlackRock. When the transaction between MLIM and BlackRock is completed, the ML Fund will be managed by BlackRock Advisors, Inc., or its successor (“BlackRock Advisors”) and it is expected to be renamed BlackRock New Jersey Municipal Bond Fund. MLIM, BlackRock or their affiliates will pay all expenses of completing the Reorganization, including proxy solicitation costs. As a result, the shareholders of the BlackRock Fund will not bear the costs of the Reorganization. It is a condition to the closing of the Reorganization that the transaction between MLIM and BlackRock shall have been completed.

        BlackRock is one of the largest publicly traded investment management firms in the United States with approximately $463 billion in assets under management as of March 31, 2006. Based in New York, BlackRock currently manages assets for institutional and individual investors worldwide through a variety of equity, fixed income, cash management and alternative investment products. The new company will operate under the BlackRock name and be governed by a board of directors with a majority of independent members. The new company will offer a full range of equity, fixed income, cash management and alternative investment products with strong representation in both retail and institutional channels, in the United States and in non-U.S. markets. It will have over 4,500 employees in 18 countries and a major presence in most key markets, including the United States, the United Kingdom, Asia, Australia, the Middle East and Europe. The transaction has been approved by the boards of directors of Merrill Lynch, BlackRock and The PNC Financial Services Group, Inc., BlackRock’s current majority shareholder, and is expected to close at the end of the third quarter of 2006.

Q: How does the Board of Trustees suggest that I vote?

A: After careful consideration, the Board of Trustees of BlackRock Funds (the “BlackRock Fund Board”) has determined that the proposed Reorganization will benefit the shareholders of the BlackRock Fund and recommends that you cast your vote “For” the proposed Reorganization. The BlackRock Fund Board considered the similarities between the investment objectives and policies of the ML Fund and the BlackRock Fund and anticipates that shareholders of the BlackRock Fund will benefit from, (i) the expected operating efficiencies from the larger net asset size of the combined fund, (ii) the combined fund having net operating expenses at or below those of the BlackRock Fund prior to the Reorganization after taking into account contractual and/or voluntary fee waivers, and (iii) receiving substantially the same level of services as currently offered in addition to a broader array of investment options offered by the larger combined fund family.

Q: How will the Reorganization affect me?

A: If shareholders of the BlackRock Fund approve the proposed Reorganization, substantially all of the assets and certain stated liabilities of the BlackRock Fund will be combined with those of the ML Fund and you will become a shareholder of the ML Fund. An account will be set up in your name at the ML Fund and you will receive the same or a similar class of shares of the ML Fund as you currently hold of the BlackRock Fund. The aggregate net asset value of the shares you receive in the Reorganization will equal the aggregate net asset value of the shares you own immediately prior to the Reorganization. As a result of the Reorganization, however, a shareholder of the BlackRock Fund will hold a smaller percentage of ownership in the combined fund than he or she held in the BlackRock Fund prior to the Reorganization.

Q. In the Reorganization, will I receive shares of the ML Fund of the same class as the shares of the BlackRock Fund that I now hold?

A. You will receive shares of the ML Fund of the same or a similar class as the shares you own of the BlackRock Fund.

Q. Will I own the same number of shares of the ML Fund as I currently own of the BlackRock Fund?

A. No, you will receive shares of the ML Fund with the same aggregate net asset value as the shares of the BlackRock Fund you own prior to the Reorganization. However, the number of shares you receive will depend on the relative net asset value of the shares of the two Funds on the closing date. Thus, on the closing date, if the net asset value of a share of the ML Fund is lower than the net asset value of the corresponding share of the BlackRock Fund, you will receive a greater number of shares of the ML Fund in the Reorganization than you held in the BlackRock Fund before the Reorganization. On the other hand, if the net asset value of a share of the ML Fund is higher than the net asset value of the corresponding share of the BlackRock Fund, you will receive fewer shares of the ML Fund in the Reorganization than you held in the BlackRock Fund before the Reorganization. The aggregate net asset value of your ML Fund shares immediately after the Reorganization will be the same as the aggregate net asset value of your BlackRock Fund shares immediately prior to the Reorganization.

Q. Will my privileges as a shareholder change after the Reorganization?

A. Your rights as a shareholder will not change in any substantial way as a result of the Reorganization. In addition, the shareholder services available to you after the Reorganization will be substantially the same or may become more favorable.

Q: Who will advise the ML Fund once the Reorganization is completed?

A: The ML Fund will be managed by BlackRock Advisors, a wholly-owned subsidiary of BlackRock, pursuant to an investment advisory agreement to be entered into following the completion of the transaction between MLIM and BlackRock.

Q: Will I have to pay any sales load, commission or other similar fee in connection with the Reorganization?

A: No, you will not pay any sales load, commission or other similar fee in connection with the Reorganization. As more fully discussed in the Combined Prospectus/Proxy Statement, the holding period with respect to any contingent deferred sales charge that applies to shares of the ML Fund acquired by you in the Reorganization will be measured from the earlier of the time (i) you purchased your BlackRock Fund shares or (ii) you purchased your shares of any other BlackRock fund and subsequently exchanged them for shares of the BlackRock Fund.

Q: How do operating expenses paid by the ML Fund compare to those payable by the BlackRock Fund?

A: Following the Reorganization, the ML Fund’s projected net operating expenses are expected to be at or below those of the BlackRock Fund after taking into account contractual and/or voluntary fee waivers.

Q: What will I have to do to open an account in the ML Fund? What happens to my account if the Reorganization is approved?

A: If the Reorganization is approved, an account will be set up in your name and your shares automatically will be converted into shares of the ML Fund, and we will send you written confirmation that this change has taken place. You will receive the same or a similar class of shares of the ML Fund as you currently hold of the BlackRock Fund. The aggregate net asset value of the shares you receive in the Reorganization will be equal to the aggregate net asset value of the shares you own immediately prior to the Reorganization. No certificates for shares will be issued in connection with the Reorganization. If you currently hold certificates representing your shares of the BlackRock Fund, it is not necessary to surrender such certificates.

Q: Will I have to pay any federal taxes as a result of the Reorganization?

A: The Reorganization is expected to qualify as a tax-free “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. If the Reorganization so qualifies, in general, the BlackRock Fund will not recognize any gain or loss as a result of the transfer of substantially all of its assets and certain stated liabilities in exchange solely for shares of the ML Fund or as a result of its liquidation, and you will not recognize any gain or loss upon your receipt solely of shares of the ML Fund in connection with the Reorganization.

Q: What if I redeem or exchange my shares before the Reorganization takes place?

A: If you choose to redeem or exchange your shares before the Reorganization takes place, the redemption or exchange will be treated as a normal redemption or exchange of shares and, generally, will be a taxable transaction. Also, in the case of redemptions, any applicable contingent deferred sales charges will be applied.

Q: How do I vote my proxy?

A: You may cast your vote by mail, telephone or internet or in person at the special shareholder meeting. To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. To vote by telephone or over the internet, please have the proxy card in hand and call the telephone number or go to the website address listed on the proxy card and follow the instructions.

Q: When will the Reorganization occur?

A: If approved by shareholders, the Reorganization is expected to occur contemporaneously with or soon after the transaction between MLIM and BlackRock, which is expected to occur at the end of the third quarter of 2006. The Reorganization will not take place if for any reason the transaction between MLIM and BlackRock does not occur or if the Reorganization is not approved by BlackRock Fund shareholders at the Special Meeting.

Q: Whom do I contact for further information?

A: You can contact your financial adviser for further information. You may also call Computershare Fund Services, our proxy solicitor, at 1-866-390-5114 or visit our website at www.blackrock.com where you can send us an e-mail message by selecting “Contact Us.”

        Important additional information about the proposal is set forth in the accompanying Combined Prospectus/Proxy Statement. Please read it carefully.

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BLACKROCK NEW JERSEY TAX-FREE INCOME PORTFOLIO,
A PORTFOLIO OF BLACKROCK FUNDSSM
100 Bellevue Parkway
Wilmington, Delaware 19809
(800) 441-7762

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 22, 2006

To the Shareholders:

        This is to notify you that a Special Meeting of Shareholders (the “Special Meeting”) of the BlackRock New Jersey Tax-Free Income Portfolio (the “BlackRock Fund”), a portfolio of BlackRock Funds, will be held on Tuesday, August 22, 2006 at 11:00 a.m., Eastern time, at the Omni Berkshire Place, 21 East 52nd Street, New York, New York 10022, for the following purposes:

1. To consider a proposal to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) pursuant to which the BlackRock Fund would transfer substantially all of its assets and certain stated liabilities to Merrill Lynch New Jersey Municipal Bond Fund (the “ML Fund”), a series of Merrill Lynch Multi-State Municipal Series Trust, in exchange solely for Investor A, Investor B, Investor C, Institutional and Service Shares of the ML Fund, which will be distributed by the BlackRock Fund to the holders of its shares in complete liquidation thereof; and

2. To transact such other business as may properly be presented at the Special Meeting or any adjournment thereof.

        The Board of Trustees of BlackRock Funds has fixed the close of business on May 25, 2006 as the record date for determination of shareholders of the BlackRock Fund entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof.

        It is very important that your voting instructions be received by the Special Meeting. Instructions for shares held of record in the name of a nominee, such as a broker-dealer or trustee of an employee benefit plan, may be subject to earlier cut-off dates established by such intermediaries for receipt of such instructions.

        Your vote is important regardless of the size of your holdings in the BlackRock Fund. Whether or not you expect to be present at the Special Meeting, please complete and sign the enclosed proxy card and return it promptly in the enclosed envelope. Certain shareholders may also vote by telephone or over the internet. If you vote by proxy and then desire to change your vote or vote in person at the Special Meeting, you may revoke your proxy at any time prior to the votes being tallied at the Special Meeting. Please refer to the section of the enclosed combined prospectus/proxy statement entitled “Voting Information and Requirements — Manner of Voting” for more information.

By Order of the Board of Trustees, BRIAN P. KINDELAN Secretary

Wilmington, Delaware
June 19, 2006

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COMBINED PROSPECTUS/PROXY STATEMENT

BLACKROCK NEW JERSEY TAX-FREE INCOME PORTFOLIO,
A PORTFOLIO OF BLACKROCK FUNDSSM
Bellevue Park Corporate Center
100 Bellevue Parkway
Wilmington, Delaware 19809
(888) 825-2257

MERRILL LYNCH NEW JERSEY MUNICIPAL BOND FUND,
A SERIES OF MERRILL LYNCH MULTI-STATE MUNICIPAL SERIES TRUST
P.O. Box 9011
Princeton, New Jersey 08543-9011
(609) 282-2800

        This Combined Prospectus/Proxy Statement is furnished to you as a shareholder of the BlackRock New Jersey Tax-Free Income Portfolio (the “BlackRock Fund”). A special meeting of shareholders of the BlackRock Fund (the “Special Meeting”) will be held at the Omni Berkshire Place, 21 East 52nd Street, New York, New York 10022 on Tuesday, August 22, 2006 at 11:00 a.m., Eastern time, to consider the items that are listed below and discussed in greater detail elsewhere in this Combined Prospectus/Proxy Statement. Shareholders of record of the BlackRock Fund at the close of business on May 25, 2006 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting or any adjournments thereof. This Combined Prospectus/Proxy Statement, proxy card and accompanying Notice of Special Meeting of Shareholders were first sent or given to shareholders of the BlackRock Fund on or about June 23, 2006. Whether or not you expect to attend the Special Meeting or any adjournment thereof, the Board of Trustees of BlackRock Funds requests that shareholders vote their shares by completing and returning the enclosed proxy card.

        The purposes of the Special Meeting are:

1. To consider a proposal to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) pursuant to which the BlackRock Fund would transfer substantially all of its assets and certain stated liabilities to the Merrill Lynch New Jersey Municipal Bond Fund (the “ML Fund”), a series of Merrill Lynch Multi-State Municipal Series Trust (the “ML Trust”), in exchange solely for Investor A, Investor B, Investor C, Institutional and Service Shares of the ML Fund, which will be distributed by the BlackRock Fund to the holders of its shares in complete liquidation thereof; and

2. To transact such other business as may properly be presented at the Special Meeting or any adjournment or postponement thereof.

        The Board of Trustees of the ML Trust, on behalf of the ML Fund (the “ML Fund Board”), and the Board of Trustees of BlackRock Funds, on behalf of the BlackRock Fund (the “BlackRock Fund Board”), have each approved a reorganization (the “Reorganization”) by which the BlackRock Fund, a separate series of BlackRock Funds, an open-end investment company, would be acquired by the ML Fund, a separate series of the ML Trust, an open-end investment company. The ML Fund has an investment objective and investment policies and practices similar to those of the BlackRock Fund. The Reorganization arises from the agreement by Merrill Lynch & Co., Inc. (“Merrill Lynch”), to combine Merrill Lynch Investment Managers, L.P. (“MLIM”) and certain affiliates with BlackRock, Inc. (“BlackRock”) to form a new asset management company. The Reorganization is part of a larger initiative to consolidate certain of the comparable MLIM and BlackRock funds to eliminate redundancies and achieve certain operating efficiencies. As you know, the BlackRock Fund is advised by BlackRock Advisors, Inc. When the transaction between MLIM and BlackRock is completed, the ML Fund will be managed by BlackRock Advisors, Inc., or its successor (“BlackRock Advisors”), and it is expected to be renamed BlackRock New Jersey Municipal Bond Fund. It is a condition to the closing of the Reorganization that the transaction between MLIM and BlackRock shall have been completed.

        The ML Fund and the BlackRock Fund are sometimes referred to herein each as a “Fund” and collectively as the “Funds.”

        If the BlackRock Fund shareholders approve the Reorganization, the BlackRock Fund will transfer substantially all of its assets and certain stated liabilities to the ML Fund. The ML Fund will simultaneously issue shares to the BlackRock Fund in an amount equal to the aggregate net asset value of the outstanding shares of the BlackRock Fund. Immediately thereafter, the BlackRock Fund will distribute these shares of the ML Fund to its shareholders. After distributing these shares, the BlackRock Fund will be terminated as a series of BlackRock Funds. When the Reorganization is complete, BlackRock Fund shareholders will hold the same or a similar class of shares of the ML Fund as they currently hold of the BlackRock Fund. The aggregate net asset value of the ML Fund shares received in the Reorganization will equal the aggregate net asset value of the BlackRock Fund shares held immediately prior to the Reorganization. As a result of the Reorganization, however, a shareholder of the BlackRock Fund will hold a smaller percentage of ownership in the combined fund than such shareholder held in the BlackRock Fund prior to the Reorganization. After the Reorganization, the ML Fund will continue to operate as a separate series of the ML Trust, a registered open-end investment company. However, as discussed above, when the transaction between MLIM and BlackRock is completed, the ML Fund will be managed by BlackRock Advisors and it is a condition to the closing of the Reorganization that the transaction between MLIM and BlackRock shall have been completed.

        The Combined Prospectus/Proxy Statement sets forth concisely the information shareholders of the BlackRock Fund should know before voting on the Reorganization and constitutes an offering of Investor A, Investor B, Investor C, Institutional and Service Shares of the ML Fund only. Please read it carefully and retain it for future reference.

        The following documents have been filed with the Securities and Exchange Commission (the “SEC”), accompany this Combined Prospectus/Proxy Statement and are incorporated by reference into (legally considered part of) this Combined Prospectus/Proxy Statement:

•	Prospectus of the ML Fund (the “ML Fund Prospectus”) dated November 28, 2005 (and as currently supplemented);
•	Annual Report to Shareholders of the ML Fund for the fiscal year ended July 31, 2005 (the “ML Fund Annual Report”); and
•	Semi-Annual Report to Shareholders of the ML Fund for the six months ended January 31, 2006 (the “ML Fund Semi-Annual Report”).

        Except as otherwise described herein, the policies and procedures set forth under “Your Account” in the ML Fund Prospectus will apply to the Investor A, Investor B, Investor C, Institutional and Service Shares to be issued by the ML Fund in connection with the Reorganization.

        The following documents have been filed with the SEC and are incorporated herein by reference:

•	Statement of Additional Information, dated June 19, 2006 (the “Reorganization SAI”), relating to this Combined Prospectus/Proxy Statement;
•	Statement of Additional Information of the ML Fund (the “ML Fund SAI”) containing additional information about the ML Fund, dated November 28, 2005 (and as currently supplemented);
•	BlackRock Fund Prospectus for Investor Shares (Investor A, Investor B and Investor C Shares), dated January 31, 2006 (and as currently supplemented) (“BlackRock Investor Prospectus”);
•	BlackRock Fund Prospectus for Institutional Shares, dated January 31, 2006 (and as currently supplemented) (“BlackRock Institutional Prospectus”);
•	BlackRock Fund Prospectus for Service Shares, dated January 31, 2006 (and as currently supplemented) (collectively with the BlackRock Investor Prospectus and the BlackRock Institutional Prospectus, the “BlackRock Fund Prospectus”);
•	Black Rock Fund Statement of Additional Information (the “BlackRock Fund SAI”) containing additional information about the BlackRock Fund, dated January 31, 2006 (and as currently supplemented).

        The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC.

        Copies of the foregoing and any more recent reports filed after the date hereof may be obtained without charge by calling or writing:

Merrill Lynch New Jersey Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust P.O. Box 9011 Princeton, New Jersey 08543-9011 telephone: 1-800-995-6526	BlackRock New Jersey Tax-Free Income Portfolio of BlackRock Funds c/o PFPC Inc. P.O. Box 9819 Providence, Rhode Island 02940-8019 1-800-441-7762

        You also may view or obtain these documents from the SEC:

In Person:	At the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549.
By Phone:	202-551-8090
By Mail:	Public Reference Section Officer of Consumer Affairs and Information Services Securities and Exchange Commission 100 F Street, N.E. Washington, DC 20549 (duplicating fee required)
By E-mail:	publicinfo@sec.gov (duplicating fee required)
By Internet:	www.sec.gov

        The BlackRock Fund Board knows of no business other than that discussed above that will be presented for consideration at the Special Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

        No person has been authorized to give any information or make any representation not contained in this Combined Prospectus/Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Combined Prospectus/Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

        Neither the SEC nor any state regulator has approved or disapproved of these securities or passed upon the adequacy of this Combined Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The date of this Combined Prospectus/Proxy Statement is June 19, 2006.

SUMMARY

        The following is a summary of certain information contained elsewhere in this Combined Prospectus/Proxy Statement and is qualified in its entirety by reference to the more complete information contained herein. Shareholders should read the entire Combined Prospectus/Proxy Statement carefully.

        The BlackRock Fund and the ML Fund are both open-end management investment companies registered with the SEC. The BlackRock Fund is organized as a separate series of the BlackRock Funds, a business trust organized under the laws of the Commonwealth of Massachusetts. The ML Fund is organized as a separate series of the ML Trust, a business trust organized under the laws of the Commonwealth of Massachusetts. The investment objective of the BlackRock Fund is to seek to maximize total return, consistent with income generation and prudent investment management. The investment objective of the ML Fund is to provide shareholders with income exempt from Federal income tax and New Jersey personal income tax. Each Fund publicly offers its shares on a continuous basis, and shares may be purchased through each Fund’s distributor, BlackRock Distributors, Inc. or FAM Distributors, Inc., respectively, and numerous intermediaries. Shareholders of each Fund (other than holders of the BlackRock Fund’s Institutional and Service Shares) have the right to exchange their shares for shares of the same class of other funds managed by the same adviser, subject to certain limitations. Additionally, each Fund permits its shareholders to redeem their shares at any time upon proper notice (subject, in certain cases, to contingent deferred sales charges and redemption fees).

The Proposed Reorganization

        The BlackRock Fund Board, including the Trustees who are not “interested persons” of BlackRock Funds (as defined in the 1940 Act), has unanimously approved the Reorganization Agreement. The ML Fund Board, including the Trustees who are not “interested persons” of the ML Trust, has also unanimously approved the Reorganization Agreement. Subject to approval by the BlackRock Fund shareholders, the Reorganization Agreement provides for:

•	the transfer of substantially all the assets and certain stated liabilities of the BlackRock Fund to the ML Fund in exchange solely for Investor A, Investor B, Investor C, Institutional and Service Shares of the ML Fund;
•	the distribution of such shares to BlackRock Fund shareholders; and
•	the termination of the BlackRock Fund as a series of BlackRock Funds.

        If the proposed Reorganization is approved and completed, BlackRock Fund shareholders would hold shares of the same or a similar class of the ML Fund as they currently hold of the BlackRock Fund with an aggregate net asset value equal to the aggregate net asset value of BlackRock Fund shares owned immediately prior to the Reorganization.

Background and Reasons for the Proposed Reorganization

        The Reorganization arises from the agreement by Merrill Lynch to combine MLIM and certain affiliates, including Fund Asset Management, L.P. (“FAM”), with BlackRock, one of the largest publicly traded investment management firms in the United States, to form a new asset management company that will be one of the world’s preeminent, diversified global money management organizations with approximately $1 trillion in assets under management. The Reorganization is part of a larger initiative to consolidate certain of the comparable MLIM and BlackRock mutual funds in order to eliminate redundancies and achieve certain operating efficiencies. As you know, the BlackRock Fund is advised by BlackRock Advisors, a subsidiary of BlackRock. The ML Fund is currently advised by FAM, an affiliate of MLIM. When the transaction between MLIM and BlackRock is completed, the ML Fund will be managed by BlackRock Advisors. After the Reorganization, the ML Fund is expected to be renamed BlackRock New Jersey Municipal Bond Fund. It is a condition to the closing of the Reorganization that the transaction between MLIM and BlackRock shall have been completed.

        BlackRock is one of the largest publicly traded investment management firms in the United States with approximately $463 billion of assets under management as of March 31, 2006. Based in New York, BlackRock currently manages assets for institutional and individual investors worldwide through a variety of equity, fixed income, cash management and alternative investment products. The new company will operate under the BlackRock name and be governed by a board of directors with a majority of independent members. Merrill Lynch will hold no more than a 49.8% economic stake and a 45% voting interest in the new company, and the common stock interest of

BlackRock’s current majority shareholder, The PNC Financial Services Group, Inc. (“PNC”), will be diluted to about 34%. Each of Merrill Lynch and PNC has agreed that it will vote all of its shares in accordance with the recommendation of the new company’s board of directors on all matters, including election of directors. The new company will offer a full range of equity, fixed income, cash management and alternative investment products with strong representation in both retail and institutional channels, in the U.S. and in non-U.S. markets. It will have over 4,500 employees in 18 countries and a major presence in most key markets, including the United States, the United Kingdom, Asia, Australia, the Middle East and Europe. The transaction has been approved by the boards of directors of Merrill Lynch, BlackRock and PNC and is expected to close at the end of the third quarter of 2006.

        In approving the Reorganization Agreement, the BlackRock Fund Board, including the independent Trustees, determined that participation in the Reorganization is in the best interests of the BlackRock Fund and its shareholders and that the interests of the shareholders of the BlackRock Fund will not be diluted with respect to net asset value as a result of the Reorganization. Before reaching these conclusions, the BlackRock Fund Board, including the independent Trustees, engaged in a thorough review process relating to the proposed Reorganization. As part of this process, the independent Trustees formed and ad hoc committee (the “Ad Hoc Committee”) which requested and received materials and information from BlackRock and Merrill Lynch in connection with their consideration of the Reorganization Agreement. The independent Trustees also received a memorandum outlining, amoung other things, the legal standards and certain other considerations relevant to the BlackRock Fund Board’s deliberations. The Ad Hoc Committee and its independent counsel held in person meetings on March 8, 2006 and March 27, 2006 to meet with senior executives of BlackRock, as well as certain key MLIM executives and investment professionals, to review to proposed Reorganization. The full BlackRock Fund Board held a telephonic meeting on April 21, 2006, at which matters relating to the Reorganization were further discussed. the BlackRock Fund Board, including all of the independent Trustees, approved the Reorganization at a quarterly inperson meeting that was held on May 16, 2006.

        The primary factors considered by the BlackRock Fund Board with regard to the Reorganization include, but are not limited to, the following:

•	The fact that the investment objectives and policies of the BlackRock Fund and the ML Fund are similar. See “Comparison of the BlackRock Fund and the ML Fund—Investment Objectives and Principal Investment Strategies.”
•	The expectation that the combined fund may achieve certain benefits from its larger net asset size.
•	The expectation that the combined fund will have net operating expenses at or below those of the BlackRock Fund prior to the Reorganization after taking into account contractual and/or voluntary fee waivers.
•	The fact that there will be no gain or loss recognized by shareholders for federal income tax purposes as a result of the Reorganization, as the Reorganization is expected to be a tax-free transaction.
•	The fact that the new BlackRock organization will have significantly more investment professionals and related resources than either BlackRock or MLIM possess individually.
•	The composition of the investment team that will manage the combined fund, the team’s investment style and strategies (as described below under “Comparison of the BlackRock Fund and the ML Fund—Investment Objectives and Principal Investment Strategies”). See “Management of the Funds.”
•	The relative performance history of each Fund. See “Comparison of the BlackRock Fund and the ML Fund — Performance History.”
•	The expectation that shareholders will have substantially the same services available. See “Comparison of the BlackRock Fund and the ML Fund — Purchase, Exchange, Redemption and Valuation of Shares” and “Information about the Reorganization — Continuation of Shareholder Accounts and Plans; Share Certificates.”
•	The fact that the costs associated with the Reorganization will be paid by MLIM, BlackRock or their affiliates and will not be borne by shareholders.

        Considering these and other reasons, the BlackRock Fund Board unanimously concluded that completion of the Reorganization is in the best interests of the BlackRock Fund and its shareholders and that the interests of the shareholders of the BlackRock Fund will not be diluted with respect to net asset value as a result of the Reorganization. The approval determination was made on the basis of each Trustee’s business judgment after consideration of all of the factors taken as a whole, though individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various factors.

        If the Reorganization is not approved by BlackRock Fund shareholders, the BlackRock Fund will continue to operate for the time being as a separate fund advised by BlackRock Advisors, and the BlackRock Fund Board will consider other alternatives.

2

        The BlackRock Fund Board unanimously recommends that you vote “For” the Reorganization.

Investment Objectives and Principal Investment Strategies

        Investment Objectives. The investment objective of the BlackRock Fund is to seek to maximize total return, consistent with income generation and prudent investment management. The investment objective of the ML

Fund is to provide shareholders with income that is exempt from Federal income tax and New Jersey personal income taxes. The BlackRock Fund’s investment objective may be changed by the BlackRock Fund Board without shareholder approval upon 30 days’ notice to shareholders. The ML Fund’s investment objective is a fundamental policy that may not be changed without approval of shareholders representing a majority of the ML Fund’s outstanding voting securities, as defined in the 1940 Act. The combined fund will pursue the ML Fund’s investment objective.

        Principal Investment Strategies. The BlackRock Fund invests primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies or authorities (and related tax-exempt derivative securities) the interest on which the BlackRock Fund manager believes is exempt from Federal income tax (including the Federal alternative minimum tax) and New Jersey state income tax (municipal securities). The BlackRock Fund normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers. The other 20% of its assets can be invested in securities of non-municipal issuers the interest on which is exempt from Federal income tax and/or New Jersey state income tax and securities which are subject to Federal income tax (including the Federal alternative minimum tax) and New Jersey state income tax. In addition, for New Jersey tax purposes, the BlackRock Fund intends to invest at least 80% of its assets in New Jersey municipal securities and other obligations issued by the U.S. Government, its agencies and authorities which are statutorily free from state and local taxation under the laws of New Jersey or the United States in order to qualify as a “qualified investment fund” under New Jersey law. The BlackRock Fund may invest in municipal securities of issuers located outside of New Jersey. The BlackRock Fund emphasizes municipal securities in the ten to twenty year maturity range. The BlackRock Fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the BlackRock Fund manager to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

        The ML Fund invests primarily in a portfolio of long term investment grade New Jersey municipal bonds. These bonds may be obligations of a variety of issuers including governmental entities in New Jersey and issuers located in Puerto Rico, the U.S. Virgin Islands and Guam. Under normal circumstances, the ML Fund will invest at least 80% of its assets in New Jersey municipal bonds. When choosing investments, ML Fund management considers various factors, including the credit quality of issuers, yield analysis, maturity analysis and the call features of the obligations. Under normal conditions, the ML Fund’s weighted average maturity will be more than ten years.

        The combined fund’s principal investment strategies will be those of the ML Fund.

        Comparison. Certain differences exist between the investment strategies utilized by the Funds. Up to 20% of the ML Fund’s assets may be invested in high yield bonds, which are more commonly known as “junk bonds.”The BlackRock Fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the Fund manager to be of similar quality. The ML Fund may invest a portion or all of its assets in securities subject to the Federal alternative minimum tax while the BlackRock Fund may only invest up to 20% of its assets in securities subject to the Federal alternative minimum tax.

        Because the BlackRock Fund and the ML Fund pursue similar investment objectives and hold similar securities, the proposed Reorganization is not expected to cause significant portfolio turnover or transaction expenses associated with the sale of securities held by the BlackRock Fund that are incompatible with the ML Fund’s investment objective.

        For information about the fundamental restrictions applicable to each Fund, see Appendix A.

Fees and Expenses

        Assuming shareholders of the BlackRock Fund approve the proposed Reorganization, substantially all of the assets and certain stated liabilities of the BlackRock Fund will be combined with those of the ML Fund, an account will be set up in each BlackRock Fund shareholder’s name at the ML Fund and each such shareholder will receive shares of the ML Fund. After the Reorganization, BlackRock Fund shareholders will hold shares of the same or a similar class of the ML Fund with an aggregate net asset value equal to the aggregate net asset value of BlackRock Fund shares owned immediately prior to the Reorganization.

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        The BlackRock Fund currently offers five classes of shares (Investor A, B, and C Shares, Institutional Shares and Service Shares). The ML Fund offers four classes of shares (Class A, B, C and I Shares which will be redesignated Investor A1, Investor B1, Investor C1 and Institutional Shares, respectively), and, in connection with the Reorganization, will issue an additional four new classes of shares (Investor A, Investor B, Investor C and Service Shares).

        If the Reorganization is approved and completed, holders of BlackRock Fund Investor A Shares will receive ML Fund Investor A Shares, holders of BlackRock Fund Investor B Shares will receive ML Fund Investor B Shares, holders of BlackRock Fund Investor C Shares will receive ML Fund Investor C Shares, holders of BlackRock Fund Institutional Shares will receive ML Fund Institutional Shares and holders of BlackRock Fund Service Shares will receive ML Fund Service Shares.

Fee Table of the BlackRock Fund, the ML Fund and the
Pro Forma Combined Fund as of January 31, 2006 (unaudited)

        The fee tables below provide information as of January 31, 2006 about: (1) the fees and expenses attributable to each class of shares of the BlackRock Fund and the Class I Shares of the ML Fund before the Reorganization, and (2) the estimated pro forma fees and expenses attributable to each class of shares of the Pro Forma Combined Fund. Future fees and expenses may be greater or less than those indicated below.

        Since Class A, Class B and Class C Shares of the ML Fund (which will be redesignated Investor A1, Investor B1 and Investor C1 Shares, respectively) will not be issued to BlackRock Fund shareholders in the Reorganization, the fee tables do not provide information for such classes of shares. Investor A1, Investor B, Investor B1 and Investor C1 Shares are not available for purchase after the closing of the Reorganization; however, Investor A and Investor C Shares will be available for purchase. Such Investor A and Investor C Shares are similar to Investor A1, Investor B1 and Investor C1 Shares, although they have different fees and expenses. Please read the ML Fund Prospectus, which accompanies this Combined Prospectus/Proxy Statement, for more information on the fees and expenses that may apply.

	Actual				Actual				Actual
	BlackRock Fund		Pro Forma Combined Fund*		BlackRock Fund		Pro Forma Combined Fund*		BlackRock Fund		Pro Forma Combined Fund*
	Investor A		Investor A		Investor B(b)		Investor B(b)		Investor C		Investor C
Shareholder Fees (fees paid directly from a shareholder’s investment)(a):

Maximum Sales Charge (Load)
imposed on purchases (as a
percentage of offering price)	4.00	%(c)	4.25	%(c)	None		None		None		None
Maximum Deferred Sales Charge
(Load) (as a percentage of
original purchase price or
redemption proceeds,
whichever is lower)	None	(d)	None	(d)	4.50	%(c)	4.50	%(c)	1.00	%(c)	1.00	%(c)
Maximum Sales Charge (Load)
Imposed on Dividend
Reinvestments	None		None		None		None		None		None
Redemption Fee	None		None		None		None		None		None
Exchange Fee	None		None		None		None		None		None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Management Fees	0.50%		0.55%		0.50%		0.55%		0.50%		0.55%
Distribution and/or Service
(12b-1) Fees(e)	0.35%		0.25%		1.00%		1.00%		1.00%		1.00%
Other Expenses (including
transfer agency fees)(f)	0.24%		0.17%		0.24%		0.17%		0.25%		0.17%

Total Annual Fund Operating
Expenses	1.09%		0.97%		1.74%		1.72%		1.75%		1.72%
Fee Waiver and/or Expense Reimbursement
	(0.19	)%(h)	(0.07	)%(i)	—		—		—		—

Net Total Annual Fund Operating Expenses
	0.90	%(h)	0.90	%(i)	1.74	%(h)	1.72	%(i)	1.75	%(h)	1.72	%(i)

(footnotes begin on the next page)

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	Actual						Actual
	BlackRock Fund		ML Fund		Pro Forma Combined Fund*		BlackRock Fund		Pro Forma Combined Fund*
	Institutional		Class I**		Institutional		Service		Service
Shareholder Fees (fees paid directly from a shareholder’s investment)(a):

Maximum Sales Charge (Load)
imposed on purchases (as a
percentage of offering price)	None		None		None		None		None
Maximum Deferred Sales Charge
(Load) (as a percentage of
original purchase price or
redemption proceeds,
whichever is lower)	None		None		None		None		None
Maximum Sales Charge (Load)
Imposed on Dividend
Reinvestments	None		None		None		None		None
Redemption Fee	None		None		None		None		None
Exchange Fee	None		None		None		None		None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Management Fees	0.50%		0.55%		0.55%		0.50%		0.55%
Distribution and/or Service
(12b-1) Fees(e)	None		None		None		0.25%		0.25%
Other Expenses (including
transfer agency fees)(f)	0.18%		0.29%		0.17%		0.26%		0.17%

Total Annual Fund Operating Expenses
	0.68%		0.84	%(g)	0.72%		1.01%		0.97%
Fee Waiver and/or Expense Reimbursement
	(0.08	)%(h)	—		(0.12	)%(i)	(0.11	)%(h)	(0.07	)%(i)

Net Total Annual Fund Operating Expenses
	0.60	%(h)	0.84	%(g)	0.60	%(i)	0.90	%(h)	0.90	%(i)

*	Assuming the Reorganization had taken place on January 31, 2006.
**	After the Reorganization, Class I Shares of the ML Fund will be redesignated Institutional Shares.
(a)	In addition, certain selected securities dealers or other financial intermediaries may charge clients a processing fee when a client buys or redeems shares.
(b)	BlackRock Fund Investor B Shares automatically convert to Investor A Shares about seven years after purchase and will no longer be subject to distribution fees, and after the Reorganization, Investor B Shares of the Combined Fund will convert to Investor A Shares approximately seven years after purchase.
(c)	Some investors may qualify for reductions in or waivers of the sales charge (load).
(d)	A shareholder may pay a deferred sales charge if such shareholder purchases $1 million or more of Investor A Shares of the Combined Fund and redeems within one year. A CDSC of 0.50% is assessed on certain redemptions within 18 months of purchase of Investor A Shares of the BlackRock Fund that are purchased with no initial sales charge as part of an investment of $1 million or more.
(e)	The ML Fund calls the “Service Fee” an “Account Maintenance Fee.” Account Maintenance Fee is the term used in the Prospectus of the ML Fund and all other ML Fund materials. The BlackRock Fund uses the term “Service Fee.”
(f)	Financial Data Services, Inc., an affiliate of MLIM, provides transfer agency services to the ML Fund. The ML Fund pays a fee for these services. The ML Fund’s investment adviser, and/or such adviser’s affiliates, also provides certain accounting services to the ML Fund and the ML Fund reimburses its investment adviser, or its affiliates for such services.
(g)	FAM may waive a portion of the ML Fund’s management fee in connection with the ML Fund’s investment in an affiliated money market fund. As of January 31, 2006, giving effect to this waiver, the Total Annual Fund Operating Expenses for Class I Shares were 0.84%.
(h)	BlackRock Advisors has contractually agreed to waive or reimburse fees or expenses in order to limit expenses as a percentage of average daily net assets allocated to each class (excluding interest expense) as follows: 0.90% (for Investor A Shares), 1.82% (for Investor B Shares), 1.82% (for Investor C Shares), 0.60% (for Institutional Shares), and 0.90% (for Service Shares) of average daily net assets until February 1, 2007. Including voluntary waivers and/or reimbursements, the net expenses of the Investor B Shares and Investor C Shares are 1.69% and 1.70%, respectively. The BlackRock Fund may have to repay some of these waivers and reimbursements to BlackRock Advisors in the following two years. However, this repayment obligation will terminate upon the closing of the Reorganization. The voluntary waivers or reimbursements may be discontinued or reduced at any time without notice.
(i)	BlackRock Advisors has contractually agreed to waive or reimburse fees or expenses in order to limit expenses as a percentage of average daily net assets allocated to each class (excluding interest expense) as follows: 0.90% (for Investor A Shares), 1.74% (for Investor B Shares), 1.75% (for Investor C Shares), 0.60% (for Institutional Shares) and 0.90% (for Service Shares), until February 1, 2007. In addition to these contractual waivers, BlackRock Advisors has voluntarily agreed to waive or reimburse fees or expenses in order to limit expenses as follows: 0.85% (for Investor A Shares), 1.60% (for Investor B and Investor C Shares) and 0.85% (for Service Shares). BlackRock Advisors may reduce or discontinue these voluntary waivers or reimbursements at any time without notice; however, BlackRock Advisors has agreed not to reduce or discontinue these waivers or reimbursements for a period of two years after the closing of the Reorganization unless approved by the trustees of the ML Fund, including a majority of the non-interested trustees. In addition to these contractual and voluntary waivers, BlackRock Advisors may waive a portion of the Combined Fund’s management fee in connection with the Fund’s investment in an affiliated money market fund. As of January 31, 2006, there was no impact to the Total Annual Expense Ratios from this waiver.

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EXAMPLES:

These examples assume that an investor invests $10,000 in the relevant Fund for the time periods indicated, that the investment has a 5% return each year, that the investor pays the sales charges, if any, that apply to the particular class and that the Fund’s operating expenses remain the same. These assumptions are not meant to indicate that the investor will receive a 5% annual rate of return. The annual return may be more or less than the 5% used in these examples. Although actual costs may be higher or lower, based on these assumptions, an investor’s costs would be:

ASSUMING THE INVESTOR REDEEMS HIS OR HER SHARES:

	1 Year	3 Years	5 Years	10 Years
Investor A†
BlackRock Fund††	$488	$715	$ 959	$1,659
Pro Forma Combined Fund*†††	$513	$714	$ 932	$1,558
Investor B†
BlackRock Fund††	$627	$898	$1,144	$1,800	**
Pro Forma Combined Fund*†††	$625	$892	$1,133	$1,738	**
Investor C†
BlackRock Fund††	$278	$551	$ 949	$2,062
Pro Forma Combined Fund*†††	$275	$542	$ 933	$2,030
Class I/Institutional Class (Institutional)
ML Fund	$ 86	$268	$ 466	$1,037
BlackRock Fund††	$ 61	$210	$ 371	$ 839
Pro Forma Combined Fund*†††	$ 61	$218	$ 389	$ 883
Service Class†
BlackRock Fund††	$ 92	$311	$ 547	$1,226
Pro Forma Combined Fund*†††	$ 92	$302	$ 529	$1,183

ASSUMING THE INVESTOR DOES NOT REDEEM HIS OR HER SHARES:

	1 Year	3 Years	5 Years	10 Years
Investor A†
BlackRock Fund††	$488	$715	$959	$1,659
Pro Forma Combined Fund*†††	$513	$714	$932	$1,558
Investor B†
BlackRock Fund††	$177	$548	$944	$1,800	**
Pro Forma Combined Fund*†††	$175	$542	$933	$1,738	**
Investor C†
BlackRock Fund††	$178	$551	$949	$2,062
Pro Forma Combined Fund*†††	$175	$542	$933	$2,030
Class I/Institutional Class (Institutional)
ML Fund	$ 86	$268	$466	$1,037
BlackRock Fund††	$ 61	$210	$371	$ 839
Pro Forma Combined Fund*†††	$ 61	$218	$389	$ 883
Service Class†
BlackRock Fund††	$ 92	$311	$547	$1,226
Pro Forma Combined Fund*†††	$ 92	$302	$529	$1,183
*	Assuming the Reorganization had taken place on January 31, 2006.
**	Assumes conversion to Investor A Shares approximately seven years after purchase.
†	The ML Fund does not currently offer Service Shares, but the Combined Fund will issue Service Shares. The Combined Fund will also issue newly created Investor A, B and C Shares.
††	Does not include the continuation beyond the first year of the contractual agreement described in Note (h) to the fee table.
†††	Does not include the continuation beyond the first year of the contractual agreement described in Note (i) to the fee table. In addition, does not include voluntary waivers for years 1-10.

Federal Tax Consequences

        The Reorganization is expected to qualify as a tax-free “reorganization” for U.S. federal income tax purposes. If the Reorganization so qualifies, in general, neither the ML Fund, the BlackRock Fund, nor their respective shareholders, will recognize gain or loss for U.S. federal income tax purposes in the transactions

6

contemplated by the Reorganization. As a condition to the closing of the Reorganization, each of the ML Fund and the BlackRock Fund will receive an opinion from Sidley Austin LLP to that effect. No tax ruling from the Internal Revenue Service (“IRS”) regarding the Reorganization has been or will be requested. The opinion of counsel is not binding on the IRS or any court and thus does not preclude the IRS from asserting, or a court from rendering, a contrary position.

        If any of the portfolio assets of the BlackRock Fund are sold by the BlackRock Fund in connection with the Reorganization, the tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the BlackRock Fund’s basis in such assets. Any gains will be distributed to the BlackRock Fund’s shareholders as either capital-gain dividends (to the extent of long-term capital gains) or ordinary dividends (to the extent of short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

        At any time prior to the consummation of the Reorganization, a shareholder may redeem shares, likely resulting in recognition of gain or loss to such shareholder for U.S. federal and state income tax purposes. For more information about the U.S. federal income tax consequences of the Reorganization, see “Material U.S. Federal Income Tax Consequences of the Reorganization.”

Purchase, Exchange, Redemption and Valuation of Shares

        Procedures for the purchase, exchange, redemption and valuation of shares of the ML Fund and the BlackRock Fund are similar.

        Purchasing Shares. The class structure and purchase and distribution procedures for shares are substantially similar for both the BlackRock Fund and the ML Fund. See “Comparison of the BlackRock Fund and the ML Fund — Purchase, Exchange, Redemption and Valuation of Shares — Purchasing Shares.”

        After the Reorganization, the combined fund will offer Investor A, Investor B, Investor C, Instituional and Service Shares. A shareholder holding shares of the BlackRock Fund or the ML Fund wishing to purchase additional shares of the combined fund after the Reorganization may find that the fees and expenses on the share classes, though similarly named, may not be the same as such fees and expenses on the shares he or she held prior to the Reorganization. See “Fees and Expenses” above.

        Exchanging Shares. Shareholders of the ML Fund holding Class A, Class B, Class C and Class I Shares have an exchange privilege with certain other funds advised by FAM and its affiliate, MLIM. Holders of Investor A, Investor B and Investor C Shares of the BlackRock Fund have an exchange privilege with certain funds advised by BlackRock Advisors. Shareholders of the combined fund (other than holders of Service Shares) will have an exchange privilege into the same or similarly designated shares of other funds in the complex of funds advised by BlackRock Advisors or its affiliates. In making such exchanges, shareholders may be subject to different fees and expenses than their original shares. See “Comparison of the BlackRock Fund and the ML Fund — Purchase, Exchange, Redemption and Valuation of Shares — Exchanging Shares.”

        Redeeming Shares. The redemption procedures for shares of the ML Fund are substantially similar to the redemption procedures for shares of the BlackRock Fund. See “Comparison of the BlackRock Fund and the ML Fund — Purchase, Exchange, Redemption and Valuation of Shares — Redeeming Shares.”

        Valuation of Shares. The ML Fund calculates the net asset value of each class of its shares (generally by using market quotations) each day the New York Stock Exchange (the “NYSE”) is open as of the close of business on the NYSE based on prices at the time of closing. The NYSE generally closes at 4:00 p.m. Eastern time. The net asset value used in determining share price is the next one calculated after the purchase or redemption order is placed. See “Comparison of the BlackRock Fund and the ML Fund — Purchase, Exchange, Redemption and Valuation of Shares — Valuation of Shares.”

COMPARISON OF THE BLACKROCK FUND
AND THE ML FUND

Principal and Other Investment Risks

        Because of their similar investment objectives and principal investment strategies, the BlackRock Fund and the ML Fund are subject to similar investment risks. The following discussion describes the principal and certain other risks that may affect the combined fund. You will find additional descriptions of specific risks in the BlackRock Fund Prospectus and the ML Fund Prospectus.

7

        The primary risks for the Funds include market and selection risk, credit risk, interest rate risk and New Jersey state specific risk resulting from investing primarily in New Jersey municipal securities. Market risk is the risk that one or more markets in which the Funds invest will go down in value, including the possibility that a market will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. Credit risk is the risk that the issuer of a security will be unable to pay interest or repay the principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Funds’investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. The Funds may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by Fund management. The Funds invest primarily in New Jersey municipal bonds. As a result, the Funds are more exposed to risks affecting issuers in New Jersey than is a municipal bond fund that invests more widely.

Comparison of the Funds’ Risks

        Whereas the BlackRock Fund invests solely in securities considered investment grade, the ML Fund may invest up to 20% of its assets in securities below investment grade credit quality. Therefore, the ML Fund may have a higher level of credit risk than a fund that invests solely in investment grade securities. Lower-grade securities may have less liquidity and a higher incidence of default than higher-grade securities.

        Whereas the BlackRock Fund may not invest more than 20% of its assets in securities subject to the Federal alternative minimum tax, the ML Fund may invest a portion or all of its assets in securities subject to the Federal alternative minimum tax. Thus the ML Fund may be a less suitable investment for investors who are already subject to the Federal alternative minimum tax or who could become subject to the Federal alternative minimum tax as a result of an investment in the Fund.

        In addition, both Funds are classified as non-diversified funds, which means the Funds may invest more of their assets in obligations of a single issuer than if they were diversified funds and thus, the risks associated with and developments affecting an individual issuer may have a greater impact on the Funds.

        The Funds’ use of derivatives may reduce the Funds’ returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Funds’ use of derivatives is that they may not perform as expected. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than other securities.

        The Funds are subject to risks related to investments in when issued or delayed delivery securities, standby commitment agreements and repurchase agreements.

        There is no guarantee that shares of either Fund will not lose value. This means shareholders of either Fund and shareholders of the combined fund could lose money.

Main Differences in Investment Strategy

        The main difference in investment strategy between the ML Fund and the BlackRock Fund are that (i) the ML Fund may invest up to 20% of its assets in high yield or “junk” bonds while the BlackRock Fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the Fund manager to be of similar quality, and (ii) the ML Fund may invest a portion or all of its assets in securities subject to the Federal alternative minimum tax while the BlackRock Fund may only invest up to 20% of its assets in securities subject to the Federal alternative minimum tax.

Investment Objectives and Principal Investment Strategies

        BlackRock Fund. The BlackRock Fund’s investment objective is to seek to maximize total return, consistent with income generation and prudent investment management. The BlackRock Fund’s investment objective may be changed by the BlackRock Fund Board without shareholder approval upon 30 days’ notice to shareholders.

8

        The BlackRock Fund invests primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies or authorities (and related tax-exempt derivative securities) the interest on which the BlackRock Fund manager believes is exempt from Federal income tax (including the Federal alternative minimum tax) and New Jersey state income tax (municipal securities). The BlackRock Fund normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers. The other 20% of its assets can be invested in securities of non-municipal issuers the interest on which is exempt from Federal income tax and/or New Jersey state income tax and securities which are subject to Federal income tax (including the Federal alternative minimum tax) and New Jersey state income tax. In addition, for New Jersey tax purposes, the BlackRock Fund intends to invest at least 80% of its assets in New Jersey municipal securities and other obligations issued by the U.S. Government, its agencies and authorities which are statutorily free from state and local taxation under the laws of New Jersey or the United States in order to qualify as a “qualified investment fund” under New Jersey law. The BlackRock Fund may invest in municipal securities of issuers located outside of New Jersey. The BlackRock Fund emphasizes municipal securities in the ten to twenty year maturity range. The BlackRock Fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the BlackRock Fund manager to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

        The BlackRock Fund manager evaluates sectors of the municipal market and individual bonds within those sectors.

        If a security falls below investment grade, the BlackRock Fund manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the BlackRock Fund manager, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

        It is possible that in extreme market conditions the BlackRock Fund may invest more than 20% of its assets in securities that are not municipal securities (and therefore are subject to Federal income tax and New Jersey state income tax) and may hold an unlimited amount of uninvested cash reserves. Such a temporary defensive strategy would be inconsistent with the BlackRock Fund’s primary investment strategies. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the BlackRock Fund’s opportunity to achieve its investment goal.

        The BlackRock Fund manager may, when consistent with the BlackRock Fund’s investment goal, buy or sell options or futures on a security or an index of securities or tender option bonds, or enter into interest rate transactions, including swaps (collectively, commonly known as derivatives). The BlackRock Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The BlackRock Fund may also use derivatives for leverage, in which case their use would involve leveraging risk. These practices may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate significantly in price within a short time period.

        The BlackRock Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies. Any capital appreciation realized by the BlackRock Fund as a result of its normal investment activities will generally result in capital gain distributions subject to Federal capital gain taxation.

        The BlackRock Fund may not change the requirement that it normally invest at least 80% of its assets in municipal securities without shareholder approval.

        ML Fund. The investment objective of the ML Fund is to provide shareholders with income that is exempt from Federal income tax and New Jersey personal income taxes. The ML Fund’s investment objective is a fundamental policy that may not be changed without approval of shareholders representing a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act.

        The ML Fund invests primarily in long term investment grade New Jersey municipal bonds. These may be obligations of a variety of issuers including governmental entities or other qualifying issuers. Issuers may be located in New Jersey or in other qualifying jurisdictions such as Puerto Rico, the U.S. Virgin Islands and Guam. Under normal circumstances, the ML Fund will invest at least 80% of its assets in New Jersey municipal bonds.

        The ML Fund may invest in either fixed rate or variable rate obligations. At least 80% of the ML Fund’s assets will be invested in investment grade securities.

        Under normal conditions, the ML Fund’s weighted average maturity will be more than ten years.

        The diverse economic activity in New Jersey consists of a variety of manufacturing, construction and service industries, and is supplemented by rural areas with selective commercial agriculture. ML Fund management believes that current economic conditions in New Jersey will enable the ML Fund to continue to invest in high quality New Jersey municipal bonds.

9

        ML Fund management considers a variety of factors when choosing investments, such as:

•	Credit Quality of Issuers— based on bond ratings and other factors including economic and financial conditions

•	Yield Analysis—takes into account factors such as the different yields available on different types of obligations and the shape of the yield curve (longer term obligations typically have higher yields).

•	Maturity Analysis— the weighted average maturity of the portfolio will be maintained within a desirable range as determined from time to time. Factors considered include portfolio activity, maturity of the supply of available bonds and the shape of the yield curve.

        In addition, ML Fund management considers the availability of features that protect against an early call of a bond by the issuer.

        The ML Fund may invest up to 20% of its assets in high yield bonds (also known as “junk” bonds); however, the ML Fund will not invest in bonds that are in default or that ML Fund management believes will be in default.

        For temporary periods, the ML Fund may invest up to 35% of its assets in short term tax-exempt or taxable money market obligations, although the ML Fund will not generally invest more than 20% of its net assets in taxable money market obligations. As a temporary measure for defensive purposes, the ML Fund may invest without limitation in short term tax-exempt or taxable money market obligations. These short term investments may limit the potential for the ML Fund to achieve its objective.

        The ML Fund may use derivatives for hedging purposes or to seek to enhance returns. Derivatives are financial instruments whose value is derived from another security or an index such as the Lehman Brothers Municipal Bond Index. Derivatives may be volatile and subject to liquidity, leverage and credit risks.

        The ML Fund may also invest uninvested cash balances in affiliated money market funds.

        The ML Fund’s investments may include private activity bonds that may subject certain shareholders to a Federal alternative minimum tax.

        Combined Fund. The combined fund’s investment objective and principal investment strategies will be those of the ML Fund. Because the BlackRock Fund and the ML Fund pursue similar investment objectives and hold similar securities, the proposed Reorganization is not expected to cause significant portfolio turnover or transaction expenses associated with the sale of securities held by the BlackRock Fund which are incompatible with the ML Fund’s investment objective. It is expected that the combined fund will change its name and ultimately be renamed the BlackRock New Jersey Municipal Bond Fund.

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Performance Information

        The following tables provide performance information for the shares of each currently existing class of the ML Fund and the BlackRock Fund, including and excluding maximum applicable sales charges, for the periods indicated. Since the ML Fund’s Investor A, Investor B, Investor C and Service Shares to be issued in the Reorganization are newly-created, no performance information is presented for those shares. The ML Fund Class I Shares will be redesignated Institutional Shares in connection with the Reorganization. Past performance is not predictive of future performance. For more information concerning the performance of the ML Fund, please refer to the ML Fund Prospectus, the ML Fund SAI, the ML Fund Annual Report and the ML Fund Semi-Annual Report. For more information concerning the performance of the BlackRock Fund, please refer to the BlackRock Fund Prospectus, the BlackRock Fund SAI and the 2005 Annual Report to Shareholders of the BlackRock Fund. See the cover page of this Combined Prospectus/Proxy Statement for information about how to obtain copies of various documents.

ML Fund
Average Annual Total Return

	Class A Shares		Class B Shares

Period	With Sales Charge*	Without Sales Charge	With Sales Charge*	Without Sales Charge

One Year Ended
December 31, 2005	0.91%	5.11%	0.78%	4.78%

Five Years Ended
December 31, 2005	4.53%	5.39%	4.63%	4.96%

Ten Years Ended
December 31, 2005	4.44%	4.86%	4.44%	4.44%

	Class C Shares		Class I Shares

Period	With Sales Charge*	Without Sales Charge	With Sales Charge†	Without Sales Charge

One Year Ended
December 31, 2005	3.68%	4.68%	5.31%	5.31%

Five Years Ended
December 31, 2005	4.88%	4.88%	5.51%	5.51%

Ten Years Ended
December 31, 2005	4.33%	4.33%	4.97%	4.97%

*	Assumes the maximum initial sales charge on Class A Shares is 4.0%, the maximum CDSC on Class B Shares is 4.0% and is reduced to 0% after six years, and the maximum CDSC on Class C Shares is 1.0% and is reduced to 0% after one year.
†	The returns for Class I Shares do not reflect the Class I front-end sales charge in effect prior to December 28, 2005. If the sales charge were included, the returns for Class I Shares would be lower.

BlackRock Fund
Average Annual Total Return

	Investor A Shares			Investor B Shares			Investor C Shares

Period	With Sales Charge*		Without Sales Charge	With Sales Charge*		Without Sales Charge	With Sales Charge*		Without Sales Charge

One Year Ended
December 31, 2005	(2.4	4%)	1.63%	(3.5	2%)	0.88%	(0.1	9%)	0.78%

Five Years Ended
December 31, 2005	3.48%		4.32%	3.19%%		3.54%	3.57%		3.57%

Ten Years Ended
December 31, 2005	4.07%		4.50%	3.76%		3.76%	3.77%		3.77%

	Institutional Shares		Service Shares

Period	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge

One Year Ended
December 31, 2005	2.04%	2.04%	1.73%	1.73%

Five Years Ended
December 31, 2005	4.78%	4.78%	4.47%	4.47%

Ten Years Ended
December 31, 2005	4.91%	4.91%	4.67%	4.67%

*	Assumes the maximum initial sales charge on Investor A Shares is 4.0%, the maximum CDSC on Investor B Shares is 4.5% and is reduced to 0% after six years and the maximum CDSC on Investor C Shares is 1.0% and is reduced to 0% after one year.

        It is expected that the combined fund will be renamed the BlackRock New Jersey Municipal Bond Fund following the Reorganization. Because the combined fund will most closely resemble the ML Fund, the ML Fund will be the accounting survivor of the Reorganization. As such, the combined fund will assume the performance history of the ML Fund at the closing of the Reorganization.

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Management of the Funds

        BlackRock Fund. BlackRock Advisors, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, serves as the investment adviser to the BlackRock Fund. BlackRock Advisors is a wholly-owned subsidiary of BlackRock, which is a majority-owned, indirect subsidiary of PNC. BlackRock Financial Management, Inc. (“BFM”), an affiliate of BlackRock Advisors located at 40 East 52nd Street, New York, New York 10022, serves as the BlackRock Fund’s sub-adviser.

        The new asset management company formed in connection with the transaction between MLIM and BlackRock will operate under the BlackRock name and be governed by a board of directors with a majority of independent members. Merrill Lynch will hold no more than a 49.8% economic stake and a 45% voting interest in the new company, and the common stock interest of BlackRock’s current majority shareholder, The PNC Financial Services Group, Inc. (“PNC”), will be diluted to about 34%. Each of Merrill Lynch and PNC has agreed that it will vote all of its shares in accordance with the recommendation of the new company’s board of directors on all matters, including election of directors.

        The BlackRock Fund management team is led by a team of investment professionals at BFM, including the following individuals who have day-to-day responsibilities: Kevin Klingert, Managing Director of BFM since 1996, and James McGinley, Managing Director of BFM since 2004. Mr. Klingert is the head of the municipal bond team. Mr. Klingert also serves as a Vice President for BlackRock’s family of closed-end tax-exempt mutual funds. He joined BlackRock in 1991. Mr. McGinley is a member of the Investment Strategy Group. He joined BlackRock in 1999. Mr. Klingert has been managing the BlackRock Fund since 1995, and Mr. McGinley has been a co-manager since January 2003.

        The BlackRock Fund SAI provides additional information about the compensation of the BlackRock Fund’s portfolio managers, other accounts managed by such portfolio managers, and such portfolio managers’ ownership of securities in the BlackRock Fund.

       ML Fund. FAM, located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, serves as the investment adviser to the ML Fund. FAM is responsible for the ML Fund’s investment and business activities, and receives the management fee as compensation. FAM is an affiliate of MLIM, which is an indirect, wholly-owned subsidiary of Merrill Lynch.

        Theodore R. Jaeckel, Jr., CFA, is the ML Fund’s portfolio manager and is primarily responsible for the day-to-day management of the ML Fund’s portfolio and the selection of its investments. Mr. Jaeckel has been a Director (Municipal Tax-Exempt Fund Management) of MLIM since 1997. Mr. Jaeckel has been a portfolio manager with MLIM since 1991 and has been the ML Fund’s portfolio manager since 1998.

        The ML Fund SAI provides additional information about the compensation of the ML Fund’s portfolio manager, other accounts managed by such portfolio manager, and such portfolio manager’s ownership of securities in the ML Fund.

        Combined Fund. As discussed below under “Investment Advisory Agreements – ML Fund,” following the Reorganization, BlackRock Advisors will serve as investment adviser to the combined fund. The combined fund’s management team will be led by Mr. Jaeckel.

Investment Advisory Agreements

        BlackRock Fund. BlackRock Advisors provides investment advisory services to the BlackRock Fund pursuant to an investment advisory agreement. BFM provides sub-advisory services to the BlackRock Fund pursuant to a sub-advisory agreement. The investment advisory agreement between the BlackRock Fund and BlackRock Advisors and the sub-advisory agreement with respect to the BlackRock Fund between BlackRock Advisors and BFM are collectively referred to herein as the “BlackRock Advisory Agreement.”

        BlackRock Advisors is entitled to fees computed daily and payable monthly. The maximum annual advisory fees that can be paid to BlackRock Advisors (as a percentage of average daily net assets of the BlackRock Fund) are as follows:

Total Annual Advisory Fee (Before Waivers)

Average Daily Net Assets Up to $1 billion $1 billion-$2 billion $2 billion-$3 billion more than $3 billion	Investment Advisory Fee 0.500% 0.450% 0.425% 0.400%

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        Applying this fee schedule, the BlackRock Fund’s effective advisory fee rate was 0.50% of the BlackRock Fund’s average daily net assets for the twelve month period ended January 31, 2006.

        BlackRock Advisors has agreed contractually until February 1, 2007 to waive or reimburse fees or expenses in order to limit expenses (excluding interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of business, if any) of the BlackRock Fund at the level shown in the fee and expense tables above. See “Fees and Expenses” above.

        To maintain this limit, BlackRock Advisors and the BlackRock Fund have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses through February 1, 2007 and requires BlackRock Advisors to waive or reimburse fees or expenses if these operating expenses exceed that limit.

        A discussion regarding the basis for the BlackRock Fund Board’s approval of the BlackRock Advisory Agreement is available in the BlackRock Fund’s semi-annual report to shareholders for the six months ended March 31, 2006 and is available to shareholders by calling 1-800-441-7762.

        ML Fund. Currently, FAM has overall responsibility for managing the investments of the ML Fund, subject to the oversight of the ML Fund Board. Under the investment advisory agreement (the “ML Advisory Agreement”), FAM provides the ML Fund with investment advisory and management services. FAM is responsible for the actual management of the ML Fund’s portfolio and reviews the ML Fund’s holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with FAM. FAM performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of the ML Fund.

        Pursuant to the ML Advisory Agreement, the ML Fund pays FAM a monthly fee based on the average daily net assets of the ML Fund at the following rates:

Asset Range	Fee Rate
Up to $500 million	.55%
Greater than $500 million, up to $1 billion	.525%
Greater than $1 billion	.50%

        Applying this fee schedule, the ML Fund’s effective advisory fee rate was 0.55% of the ML Fund’s average daily net assets for the twelve month period ended January 31, 2006.

        FAM may reimburse a portion of the ML Fund’s management fee in connection with the ML Fund’s investment in an affiliated money market fund. See “Fees and Expenses” above.

        A discussion regarding the basis for the ML Fund Board’s approval of the ML Advisory Agreement is available in the ML Fund’s annual report to shareholders for the year ended July 31, 2005 and is available to shareholders by calling 1-800-995-6526.

        In connection with the transaction between MLIM and BlackRock, BlackRock Advisors will enter into an investment advisory agreement (the “New Investment Advisory Agreement”) with the ML Trust on behalf of the ML Fund, subject to approval by the ML Trust’s Board and the ML Fund’s shareholders. Pursuant to the New Investment Advisory Agreement, the ML Trust, on behalf of the ML Fund, will pay BlackRock Advisors at the same advisory fee rate described for the ML Advisory Agreement. The services provided by BlackRock Advisors and its affiliates under the New Investment Advisory Agreement are substantially similar in all material respects to the services provided by FAM under the ML Advisory Agreement for the ML Fund.

        The New Investment Advisory Agreement generally will provide that, subject to the oversight of the ML Fund’s Board, BlackRock Advisors will (a) act as investment adviser for and supervise and manage the investment and reinvestment of the ML Fund’s assets with complete discretion in purchasing and selling securities and other assets for the ML Fund and in voting, exercising consents and exercising all other rights pertaining to such securities and other assets on behalf of the ML Fund, (b) supervise continuously the investment objectives and policies of the ML Fund and the composition of its investment portfolio, (c) subject to the restrictions of the ML Fund’s organizational documents, the provisions of the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and the ML Fund’s investment objectives and policies, and the applicable rules and regulations of the SEC, and other applicable federal and state law, as well as any specific policies and determinations of the ML Fund’s Board disclosed to BlackRock Advisors, arrange for the purchase and sale of securities and other assets held in the investment portfolio of the ML Fund; and (d) provide investment research to the ML Fund.

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        Under the New Investment Advisory Agreement, BlackRock Advisors also will be obligated to provide, or arrange for its affiliates to provide, certain administrative services on behalf of the ML Fund. These administrative services include furnishing office facilities and equipment and clerical, bookkeeping and administrative services (other than such services provided by the ML Fund’s custodian, transfer agent and dividend disbursing agent and other service providers) to the ML Fund. To the extent requested by the ML Fund, BlackRock Advisors will provide other administrative services, including overseeing the maintenance by the ML Fund’s custodian and transfer agent and dividend disbursing agent of certain books and records of the ML Fund and consulting with the ML Fund’s officers, independent registered public accounting firm, legal counsel, custodian, accounting agent and transfer and dividend disbursing agent in establishing the accounting policies of the ML Fund and monitoring financial and shareholder accounting services.

        The New Investment Advisory Agreement provides that BlackRock Advisors may to the extent permitted by applicable law appoint one or more sub-advisors, including affiliates of BlackRock Advisors, to perform investment advisory services with respect to the ML Fund. It is anticipated that pursuant to this provision, and in compliance with SEC rules and interpretations, BlackRock Advisors may appoint one or more affiliates to act as sub-adviser to the ML Fund.

        Combined Fund. If the shareholders of the BlackRock Fund approve the Reorganization, the combined fund will be managed by BlackRock Advisors pursuant to the New Investment Advisory Agreement, the major elements of which are described above. The following discussion offers a summary of key similarities and differences between the BlackRock Advisory Agreement and the New Investment Advisory Agreement.

        BlackRock Advisors will perform a similar investment advisory role for the ML Fund under the terms of the New Investment Advisory Agreement as it does for the BlackRock Fund under the terms of the BlackRock Advisory Agreement. As discussed above, under both the BlackRock Advisory Agreement and the New Investment Advisory Agreement, BlackRock Advisors receives an investment advisory fee that decreases as the average daily net assets of the respective Fund increase. The ML Fund has a higher fee rate than the BlackRock Fund. Following the Reorganization, the ML Fund fee structure will apply. It is anticipated that at the time of the Reorganization the change to the ML Fund fee structure will result in the combined fund having higher contractual advisory fees than under the BlackRock Fund Advisory Agreement. However, the ML Fund Advisory Agreement and the New Investment Advisory Agreement for the combined fund cover the provision of administrative services to the ML Fund while the BlackRock Fund pays a separate fee for administrative services which partially offsets the higher ML Fund advisory fees. See “Administration Agreements” below.

Administration Agreements

        BlackRock Fund. BlackRock Advisors and PFPC Inc. (“PFPC”) serve as the BlackRock Fund’s co-administrators pursuant to an administration agreement (the “BlackRock Administration Agreement”). PFPC maintains office facilities for the BlackRock Fund and furnishes the BlackRock Fund with statistical and research data, clerical, accounting, bookkeeping and other administrative services. Under the BlackRock Administration Agreement, BlackRock Advisors is responsible for: (i) the supervision and coordination of the performance of the BlackRock Fund’s service providers; (ii) the negotiation of service contracts and arrangements between the BlackRock Fund and its service providers; (iii) acting as liaison between the trustees of the BlackRock Fund and the BlackRock Fund’s service providers; and (iv) providing ongoing business management and support services in connection with the BlackRock Fund’s operations. The administrators may from time to time voluntarily waive administration fees with respect to the BlackRock Fund and may voluntarily reimburse the BlackRock Fund for expenses.

        Under the BlackRock Administration Agreement, the BlackRock Fund pays BlackRock Advisors and PFPC a fee, computed daily and payable monthly, at an aggregate annual rate of (i) 0.075% of the first $500 million of the BlackRock Fund’s average daily net assets, 0.065% of the next $500 million of the BlackRock Fund’s average daily net assets and 0.055% of the BlackRock Fund’s average daily net assets in excess of $1 billion; and (ii) 0.025% of the first $500 million of the average daily net assets allocated to each class of shares of the BlackRock Fund, 0.015% of the next $500 million of the average daily net assets allocated to each class of shares of the BlackRock Fund and 0.005% of the average daily net assets allocated to each class of shares of the BlackRock Fund in excess of $1 billion. Applying this fee schedule, the BlackRock Fund’s effective administrative fee rate was 0.10% of the BlackRock Fund’s average daily net assets for the twelve month period ended January 31, 2006.

        ML Fund. FAM provides administrative services to the ML Fund pursuant to the ML Advisory Agreement. Under the ML Advisory Agreement, FAM provides certain administrative services to the ML Fund and provides (or causes its affiliates to provide) for the ML Fund’s office space, facilities and necessary personnel as well as the fees of those Trustees and officers of the ML Fund who are affiliated persons of FAM or any of its affiliates.

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        Combined Fund. Following the Reorganization, BlackRock Advisors will provide the combined fund with administrative services pursuant to the New Investment Advisory Agreement, the major elements of which are described above.

Other Service Providers

        BlackRock Fund. PFPC, located at 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as the administrator, transfer agent and dividend disbursing agent for the BlackRock Fund. PFPC Trust Company, located at 8800 Tinicum Boulevard, Philadelphia, Pennsylvania 19153, serves as the BlackRock Fund’s custodian. PFPC and PFPC Trust Company are each affiliates of PNC. Deloitte & Touche LLP, located at 1700 Market Street, 24th Floor, Philadelphia, Pennsylvania 19103-3984, is the independent registered public accounting firm for the BlackRock Fund. BlackRock Distributors, Inc. (“BlackRock Distributors”), located at 760 Moore Road, King of Prussia, Pennsylvania 19406, an affiliate of PNC, serves as the distributor and principal underwriter for the BlackRock Fund.

        ML Fund. State Street Bank and Trust Company, located at 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian for the ML Fund. Financial Data Services, Inc., located at 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, an affiliate of FAM, serves as the transfer agent of the ML Fund. Deloitte & Touche LLP, located at 750 College Road East, Princeton, New Jersey 08540, is the independent registered public accounting firm for the ML Fund. FAM Distributors, Inc. (“FAM Distributors”), located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, an affiliate of FAM, serves as the distributor and principal underwriter for the ML Fund.

        Combined Fund. Immediately following the Reorganization, the ML Fund’s service providers, other than the transfer agent, are expected to service the combined fund. PFPC, the BlackRock Fund’s transfer agent, is expected to serve as the transfer agent for the combined fund. The combined fund will continue to be distributed by FAM Distributors, as a co-distributor, along with the addition of BlackRock Distributors as a co-distributor. Any changes in service providers thereafter are not expected to affect the nature or quality of services provided to the Fund or its shareholders.

Distribution and Service Fees

        BlackRock Fund. The BlackRock Fund has adopted a plan (the “BlackRock Fund Distribution Plan”) that allows the BlackRock Fund to pay distribution fees for the sale of its shares pursuant to Rule 12b-1 under the 1940 Act and shareholder servicing fees for certain services provided to its shareholders.

        Under the BlackRock Fund Distribution Plan, Investor Shares pay a fee (a distribution fee) to BlackRock Distributors and/or affiliates of PNC (including BlackRock Advisors) for distribution and sales support services. The distribution fees may also be used to pay affiliated and unaffiliated brokers, dealers, financial institutions and industry professionals (including BlackRock Advisors, PNC Bank and its affiliates) (“Service Organizations”) for sales support services and related expenses. All Investor B and Investor C Shares pay a maximum distribution fee of 0.75% per year. All Investor A Shares currently may pay a maximum distribution fee of 0.10% per year; however, such fee is currently being waived by the BlackRock Fund, and, upon the closing of the Reorganization, such fee will be eliminated for the combined fund.

        Under the BlackRock Fund Distribution Plan, the BlackRock Fund also pays shareholder servicing fees to Service Organizations whereby the Service Organizations provide support services to their customers who own Investor Shares and Service Shares in return for these fees. The BlackRock Fund may pay a shareholder servicing fee of up to 0.25% per year of the average daily net asset value of Investor A, Investor B, Investor C and Service Shares of the BlackRock Fund. Institutional Shares do not pay distribution or shareholder servicing fees.

        ML Fund. The ML Fund has adopted plans of distribution pursuant to Rule 12b-1 under the 1940 Act (the “ML Fund Distribution Plans”). Under the ML Fund Distribution Plans, the ML Fund pays annual service and distribution fees to FAM Distributors at a rate of up to 0.10% of average daily net assets for Class A Shares, 0.50% of average daily net assets for Class B Shares and 0.60% of average daily net assets for Class C Shares. These fees are used to cover the costs of the Fund’s marketing and distribution efforts, such as compensating financial advisers and other financial intermediaries. Class I Shares do not have distribution or service fees. In connection with the Reorganization, the ML Fund will adopt a form of Distribution Plan substantially similar to the ML Fund Distribution Plans with respect to its newly-created Investor A, Investor B, Investor C Shares and

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Service Shares, pursuant to which the ML Fund will pay annual service and distribution fees at a rate of up to 0.25% of average daily net assets for Investor A Shares, 1.00% of average daily net assets for Investor B Shares, 1.00% of average daily net assets for Investor C Shares and 0.25% of average daily net assets for Service Shares.

        Combined Fund. Following the Reorganization, the combined fund will use the ML Fund Distribution Plans, as described above, for its currently existing share classes and will adopt a similar form of Distribution Plans for its newly-created Investor A, Investor B, Investor C and Service Shares providing for distribution and service fees as described above.

        For more information on the ML Fund Distribution Plans or the BlackRock Fund Distribution Plan, including a complete list of services provided thereunder, see the ML Fund Prospectus (a copy of which accompanies this Combined Prospectus/Proxy Statement) and the BlackRock Fund Prospectus, respectively.

Purchase, Exchange, Redemption and Valuation of Shares

        Procedures for the purchase, exchange, redemption and valuation of shares of the ML Fund and the BlackRock Fund are similar. Shareholders should refer to the ML Fund Prospectus (a copy of which accompanies this Combined Prospectus/Proxy Statement) and the BlackRock Fund Prospectus for the specific procedures applicable to purchases, exchanges and redemptions of shares. In addition to the policies described below, certain fees may be assessed in connection with the purchase, exchange and redemption of shares. See “Summary — Fees and Expenses”above. The following discussion describes the policies and procedures related to the purchase, exchange, redemption and valuation of shares of the ML Fund, which policies and procedures will be used by the combined fund.

        Purchasing Shares. The class structure and purchase and distribution procedures for shares are substantially similar for both the BlackRock Fund and the ML Fund. The ML Fund currently offers four classes of shares of beneficial interest. The BlackRock Fund currently offers five classes of shares of beneficial interest. The ML Fund’s Class A Shares are similar to the BlackRock Fund’s Investor A Shares, the ML Fund’s Class B Shares are similar to the BlackRock Fund’s Investor B Shares, the ML Fund’s Class C Shares are similar to the BlackRock Fund’s Investor C Shares and the ML Fund’s Class I Shares are similar to the BlackRock Fund’s Institutional Shares. The BlackRock Fund also issues Service Shares which are not subject to sales charges or distribution fees. For a complete discussion of the classes of shares and the purchase and distribution procedures related thereto for the ML Fund, see “Your Account—Pricing of Shares” and “—How to Buy, Sell, Transfer and Exchange Shares” in the ML Fund Prospectus and, for the BlackRock Fund, see “About Your Investment – How to Buy/Sell Shares” in the BlackRock Fund Prospectus.

        Exchanging Shares. Shareholders can exchange Class A, Class B, Class C and Class I Shares of the ML Fund for shares of certain other funds advised by MLIM or its affiliates (“MLIM/FAM-advised funds”) same class of another MLIM/FAM-advised fund. If a shareholder owns Class I Shares and wishes to exchange into a fund in which he or she has no Class I Shares (and is not eligible to purchase Class I Shares), the shareholder will exchange into Class A Shares. Some of the MLIM/FAM-advised funds impose a different initial or deferred sales charge schedule. If a shareholder exchanges Class A or Class I Shares for shares of a fund with a higher initial sales charge than the shareholder originally paid, the shareholder will be charged the difference at the time of exchange. If a shareholder exchanges Class B Shares for shares of a fund with a different deferred sales charge schedule, the higher schedule will apply. The time the shareholder holds Class B or Class C Shares in both funds will count when determining his or her holding period for calculating a deferred sales charge at redemption. If a shareholder exchanges Class A or Class I Shares for money market fund shares, he or she will receive Class A Shares of Summit Cash Reserves Fund. Class B or Class C Shares of the ML Fund will be exchanged for Class B Shares of Summit Cash Reserves Fund.

        Shareholders of Investor A, Investor B and Investor C Shares of the BlackRock Fund may exchange their shares for shares of the same class of another BlackRock Fund. Shareholders may make an exchange by sending a written request to the BlackRock Fund or telephoning the BlackRock Fund once an account is set up unless a shareholder previously indicated that he or she did not want this option. Shareholders of Institutional and Service Shares of the BlackRock Fund do not have an exchange privilege.

        Following the Reorganization, BlackRock Fund shareholders who receive Investor A, Investor B, Investor C or Institutional Shares of the ML Fund will have the right to exchange such shares for Investor A or Class A,

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Investor B or Class B, Investor C or Class C, or Institutional Shares, respectively, of another fund advised by BlackRock Advisors, using the same procedures currently applicable to the ML Fund, as described above. In making such exchanges, shareholders may be subject to different fees and expenses than with their original shares. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the BlackRock Fund will be “tacked” to the holding period of the newly acquired shares of the other fund.

        Redeeming Shares. The redemption procedures for shares of the ML Fund are substantially similar to the redemption procedures for shares of the BlackRock Fund. See “Your Account —Pricing of Shares,” “—How to Buy, Sell, Transfer and Exchange Shares” and “—Participation in Fee-Based Programs” in the ML Fund Prospectus and “About Your Investment – How to Buy/Sell Shares” in the BlackRock Fund Prospectus.

        Valuation of Shares. The ML Fund and the BlackRock Fund have similar procedures for valuing securities. Each Fund computes its net asset value (“NAV”) by using prices as of the close of trading on the NYSE and valuing portfolio securities (i) for which market quotations are readily available at such market quotations (for example, using the last reported sale price for securities listed on a securities exchange or using the mean between the last reported bid and asked prices on unlisted securities) and (ii) for which market quotations are not readily available and any other assets at their fair value as determined in good faith in accordance with procedures established by such Fund’s Board of Trustees. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

        Each Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the NYSE each day the NYSE is open for trading.

        These policies will apply to the combined fund following the Reorganization. There is no guarantee that both Funds will use the same price on a particular security at any given time.

Market Timing

        Each Fund discourages and does not accommodate frequent purchases and redemptions of shares by Fund shareholders, and each Fund’s Board has adopted policies and procedures to deter such frequent purchases and redemptions. The ML Fund and the BlackRock Fund have similar policies with respect to market timing. For further information with respect to the ML Fund’s or the BlackRock Fund’s policies with respect to market timing, see the ML Fund Prospectus (a copy of which accompanies this Combined Prospectus/Proxy Statement) or the BlackRock Fund Prospectus.

FINANCIAL HIGHLIGHTS

        Financial highlights tables for the existing share classes of the ML Fund may be found in the ML Fund’s current prospectus, a copy of which accompanies this Combined Prospectus/Proxy Statement. Financial highlights tables for the share classes of the BlackRock Fund may be found in the BlackRock Fund Prospectus which is available upon request.

INFORMATION ABOUT THE REORGANIZATION

General

        Under the Reorganization Agreement, the BlackRock Fund will transfer substantially all of its assets and certain stated liabilities to the ML Fund in exchange for Investor A, Investor B, Investor C, Institutional and Service Shares of the ML Fund. For more details about the Reorganization Agreement, see Appendix B—“Form of Agreement and Plan of Reorganization.” The shares of the ML Fund issued to the BlackRock Fund will have an aggregate net asset value equal to the aggregate net asset value of the BlackRock Fund shares outstanding immediately prior to the Reorganization. Upon receipt by the BlackRock Fund of the shares of the ML Fund, the BlackRock Fund will distribute the shares to BlackRock Fund shareholders. Then, as soon as practicable after the date of the closing of the Reorganization (the “Closing Date”), the BlackRock Fund will be terminated as a series of BlackRock Funds under applicable state law.

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        The distribution of ML Fund shares to BlackRock Fund shareholders will be accomplished by opening new accounts on the books of the ML Fund in the names of the BlackRock Fund shareholders and transferring to those shareholder accounts the shares of the ML Fund. Such newly-opened accounts on the books of the ML Fund will represent the respective pro rata number of shares of the same or a similar class of the ML Fund that the BlackRock Fund receives under the terms of the Reorganization Agreement. See “Terms of the Reorganization Agreement” below.

        Accordingly, as a result of the Reorganization, each BlackRock Fund shareholder will own the same or a similar class of shares of the ML Fund having an aggregate net asset value immediately after the Closing Date equal to the aggregate net asset value of that shareholder’s BlackRock Fund shares immediately prior to the Closing Date. The Reorganization will not result in dilution of either Fund’s net asset value. However, as a result of the Reorganization, a shareholder of either the ML Fund or the BlackRock Fund will hold a reduced percentage of ownership in the larger combined fund than the shareholder did in either of the separate Funds.

        No sales charge or fee of any kind will be assessed to the BlackRock Fund shareholders in connection with their receipt of shares of the ML Fund in the Reorganization, although shareholders who receive Investor B or Investor C shares of the ML Fund (and, under certain circumstances, Investor A shares) in the Reorganization will continue to be subject to a contingent deferred sales charge if they sell such shares after the Reorganization but before the applicable holding period expires. The holding period with respect to any contingent deferred sales charge applicable to shares of the ML Fund acquired in the Reorganization will be measured from the earlier of the time (i) the shares were purchased from the BlackRock Fund or (ii) shares were purchased from any other BlackRock fund and subsequently were exchanged for shares of the BlackRock Fund. Redemptions made after the Reorganization may be subject to contingent deferred sales charges and/or redemption fees.

Terms of the Reorganization Agreement

        Pursuant to the Reorganization Agreement, the ML Fund will acquire substantially all of the assets and certain stated liabilities of the BlackRock Fund on the Closing Date in consideration for shares of the ML Fund.

        On the Closing Date, the BlackRock Fund will transfer to the ML Fund substantially all of its assets in exchange solely for Investor A, Investor B, Investor C, Institutional and Service Shares of the ML Fund that are in the aggregate equal in value to the value of the net assets of the BlackRock Fund transferred to the ML Fund as of the Closing Date, as determined in accordance with the ML Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties, reduced by the value of certain stated liabilities of the BlackRock Fund provided for in an agreed upon schedule prior to the Closing Date that are assumed by the ML Fund. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with the Reorganization, the BlackRock Fund will distribute on or before the Closing Date all of its undistributed net investment income and net capital gains as of such date.

        The BlackRock Fund expects to distribute the shares of the ML Fund to the shareholders of the BlackRock Fund promptly after the Closing Date. Thereafter, the BlackRock Fund will be terminated as a series of BlackRock Funds under Massachusetts law.

        The BlackRock Fund and the ML Fund have made certain standard representations and warranties to each other regarding capitalization, status and conduct of business.

        Unless waived in accordance with the Reorganization Agreement, the obligations of the parties to the Reorganization Agreement are conditioned upon, among other things:

• the approval of the Reorganization by BlackRock Fund shareholders;

• the completion of the transaction between MLIM and BlackRock;

• the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Reorganization Agreement;
• the receipt of all necessary approvals, consents, registrations and exemptions under federal, state and local laws;

• the truth in all material respects as of the Closing Date of the representations and warranties of the parties and performance and compliance in all material respects with the parties’ agreements, obligations and covenants required by the Reorganization Agreement;
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• the effectiveness under applicable law of the registration statement of the ML Fund of which this Combined Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933 pertaining thereto;

• the declaration of a dividend by the BlackRock Fund to distribute all of its undistributed net investment income and net capital gains; and

• the receipt of opinions of counsel relating to, among other things, the tax free nature of the Reorganization.

        The Reorganization Agreement may be terminated or amended by the mutual consent of the parties either before or after approval thereof by the shareholders of the BlackRock Fund.

        The BlackRock Fund Board recommends that you vote to approve the Reorganization, as it believes the Reorganization is in the best interests of BlackRock Fund shareholders (as described more fully in “Reasons for the Reorganization” below) and that the interests of existing shareholders of the BlackRock Fund will not be diluted with respect to net asset value as a result of consummation of the proposed Reorganization.

Reasons for the Reorganization

        The factors considered by the BlackRock Fund Board with regard to the Reorganization include, but are not limited to, the following:

• The fact that the investment objectives and policies of the ML Fund and the BlackRock Fund are similar. See “Comparison of the BlackRock Fund and the ML Fund—Investment Objectives and Principal Investment Strategies.”

Through the Reorganization, shareholders will be invested in a combined fund with similar objectives and strategies. As a result, the style and risk/return profile of the combined fund will remain comparable to those of the shareholders’ current investment. In addition, the Reorganization is not expected to cause significant portfolio turnover or transaction expenses from the sale of securities that are incompatible with the investment objective of the combined fund.

• The expectation that the combined fund may achieve certain benefits from its larger net asset size.

The larger net asset size of the combined fund may permit the combined fund to achieve greater portfolio diversity and potentially lower portfolio transaction costs.

• The expectation that the combined fund will have net operating expenses at or below those of the BlackRock Fund prior to the Reorganization after taking into account contractual and/or voluntary fee waivers.

Shareholders of each class of the BlackRock Fund are expected to experience net operating expenses in the combined fund at or below those they had in the BlackRock Fund prior to the Reorganization after taking into account contractual and/or voluntary fee waivers. See “Summary – Fees and Expenses” above.

• The fact that there will be no gain or loss recognized by shareholders for federal income tax purposes as a result of the Reorganization, as the Reorganization is expected to be a tax-free transaction.

The Reorganization provides for a tax-free transfer of substantially all of the assets and certain stated liabilities of the BlackRock Fund in exchange for shares of the ML Fund. Shareholders will receive ML Fund shares equivalent to the aggregate net asset value of their BlackRock Fund shares, and will pay no federal income tax on the transaction.

• The new BlackRock organization will have significantly more investment professionals and related resources than either BlackRock or MLIM possesses individually.

The new BlackRock investment management organization will have significantly more investment professionals and related resources than either BlackRock or MLIM possesses individually, enhancing the new BlackRock’s market position and influence in the industry. The resulting organization will manage diverse products across multiple asset classes and styles, allowing shareholders access to a wider segment of the market than either organization currently possesses on its own.

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• The composition of the investment management team that will manage the combined fund and the team’s investment style and strategies.

Shareholders will benefit from the continuing experience and expertise of the investment management team designated for the combined fund and their commitment to the investment style and strategies to be used in managing the assets of the combined fund. See “Comparison of the ML Fund and the BlackRock Fund—Management of the Funds.”

• The relative performance history of each Fund.

The Board reviewed the relative performance of each Fund over different time periods compared to each other and to the relative benchmarks applicable to each Fund. Because the combined fund will most closely resemble the ML Fund, the ML Fund will be the accounting survivor of the Reorganization. As such, the combined fund will assume the performance history of the ML Fund at the closing of the Reorganization.

• The expectation that shareholders will have substantially the same services available and will have access to the larger combined fund family with a broader array of options.

Specific service features— such as minimum investments and exchange rules — will remain consistent or become more favorable. Certain service features, including the automatic investment plan, with respect to classes of shares of the combined fund that will not be available for purchase after the Reorganization will differ. The new BlackRock will offer an expanded product line consisting of over $200 billion across over 100 open-end funds under the BlackRock name. Currently, MLIM manages over 50 open-end mutual funds with approximately $130 billion in assets, while BlackRock Advisors manages approximately $87 billion across over 60 open-end mutual funds. This broader product line offers certain shareholders greater opportunity to diversify assets by exercising the exchange privilege between funds in the family. See “Comparison of the BlackRock Fund and the ML Fund—Purchase Exchange, Redemption and Valuation of Shares” and “Information about the Reorganization—Continuation of Shareholder Accounts and Plans; Share Certificates.”

• The costs associated with the Reorganization will be paid by MLIM, BlackRock or their affiliates, and will not be borne by shareholders. Any brokerage or other trading costs incurred by a Fund in connection with buying or selling portfolio securities portfolio to the Reorganization will be borne by that Fund.

Shareholders will not bear any costs associated with the Reorganization, including proxy solicitation expenses and sales charges. Proxy solicitation expenses include legal fees, printing, packaging and postage—all of which will be paid by MLIM, BlackRock or their affiliates. Shareholders will not have to pay any sales charge (including any CDSC) on the ML Fund shares received in the Reorganization. For purposes of determining the application of any CDSC after the Reorganization, the holding period for their BlackRock Fund shares will carry over to the ML Fund shares they receive in the Reorganization.

        Considering these and other reasons, the BlackRock Fund Board unanimously concluded that consummation of the Reorganization is in the best interests of the BlackRock Fund and its shareholders and that the interests of the shareholders of the BlackRock fund will not be diluted with respect to net asset value as a result of the Reorganization. The approval determination was made on the basis of each Trustee’s business judgment after consideration of all of the factors taken as a whole, though individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various factors.

Material U.S. Federal Income Tax Consequences of the Reorganization

        The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of the BlackRock Fund as capital assets for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganization. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Shareholders must consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws.

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        It is a condition to closing the Reorganization that each of the ML Fund and the BlackRock Fund receives an opinion from Sidley Austin LLP, special counsel to the ML Fund, dated as of the Closing Date, that the Reorganization will be a “reorganization” within the meaning of Section 368(a) of the Code and that the BlackRock Fund and the ML Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code. As such a reorganization, the U.S. federal income tax consequences of the Reorganization can be summarized as follows:

• No gain or loss will be recognized by the ML Fund or the BlackRock Fund upon the transfer of substantially all of the assets of the BlackRock Fund to the ML Fund solely in exchange for the shares of the ML Fund and the assumption by the ML Fund of certain stated liabilities of the BlackRock Fund, or upon the distribution of the shares of the ML Fund by the BlackRock Fund to its shareholders in the subsequent liquidation of the BlackRock Fund.

• No gain or loss will be recognized by a shareholder of the BlackRock Fund who exchanges all of his, her or its shares of the BlackRock Fund solely for the shares of the ML Fund pursuant to the Reorganization.

• The aggregate tax basis of the shares of the ML Fund received by a shareholder of the BlackRock Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of the BlackRock Fund surrendered in exchange therefor.

• The holding period of the shares of the ML Fund received by a shareholder of the BlackRock Fund pursuant to the Reorganization will include the holding period of the shares of the BlackRock Fund surrendered in exchange therefor.

• The ML Fund’s tax basis in the BlackRock Fund’s assets received by the ML Fund pursuant to the Reorganization will, in each instance, equal the tax basis of such assets in the hands of the BlackRock Fund immediately prior to the Reorganization.

• The holding period of the assets of the BlackRock Fund in the hands of the ML Fund will include the period during which those assets were held by the BlackRock Fund.

        The opinion of Sidley Austin LLP will be based on U.S. federal income tax law in effect on the Closing Date. In rendering its opinion, Sidley Austin LLP will also rely upon certain representations of the management of the ML Fund and the BlackRock Fund and assume, among other things, that the Reorganization will be consummated in accordance with the operative documents. An opinion of counsel is not binding on the IRS or any court.

       The ML Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to the BlackRock Fund and its shareholders.

        Prior to the Closing Date, the BlackRock Fund will declare a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the Closing Date.

        A portion of the portfolio assets of the BlackRock Fund may be sold in connection with the Reorganization. The tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the BlackRock Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis will be distributed to the BlackRock Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

       The capital loss carryforwards of both the ML Fund and the BlackRock Fund will be available for use by the combined fund after the Reorganization, subject to the limitations of the Code. These limitations are not expected to impose significant restrictions on the use of either Fund’s capital loss carryforwards.

        Shareholders of the BlackRock Fund may redeem their shares or exchange their shares for shares of certain other funds distributed by BlackRock Distributors at any time prior to the closing of the Reorganization. Redemptions and exchanges of shares generally are taxable transactions, unless the shareholder’s account is not

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subject to taxation, such as an individual retirement account or other tax-qualified retirement plan. Shareholders should consult with their own tax advisers regarding potential transactions.

Expenses of the Reorganization

        MLIM, BlackRock or their affiliates will pay the expenses incurred in connection with the Reorganization, including all direct and indirect expenses and out-of-pocket costs. Neither the Fund nor their shareholders will bear any of the expenses incurred in connection with the Reorganization. Any brokerage or other trading costs incurred by a fund in connection with buying or selling portfolio securities prior to the Reorganization will be borne by that Fund.

        Expenses incurred in connection with the Reorganization include, but are not limited to: all costs related to the preparation and distribution of materials distributed to each Fund’s Board including legal and accounting costs; all expenses incurred in connection with the preparation of the Reorganization Agreement and a registration statement on Form N-14; SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization; the costs of printing and distributing this Combined Prospectus/Proxy Statement; auditing fees associated with inclusion of each Fund’s financial statements in the Form N-14; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganization. Neither of the Funds will pay any expenses of shareholders arising out of or in connection with the Reorganization.

        All other expenses of each of the parties shall be paid by the applicable party.

Continuation of Shareholder Accounts and Plans; Share Certificates

        If the Reorganization is approved, the ML Fund will establish an account for each BlackRock Fund shareholder containing the appropriate number of shares of the ML Fund. Shareholders of the BlackRock Fund who are accumulating BlackRock Fund shares under the dividend reinvestment plan ML Fund’s, who are receiving payment under the systematic withdrawal plan, or who benefit from special sales programs with respect to BlackRock Fund shares will retain the same rights and privileges after the Reorganization in connection with the shares of the ML Fund received in the Reorganization through similar plans maintained by the ML Fund. Shareholders of the combined fund who are enrolled in the BlackRock Fund’s automatic investment plan, with respect to classes of shares that will not be available for purchase after the Reorganization, will not be automatically enrolled in the plan for the class of shares of the combined fund received in the Reorganization, but will have the option to enroll in an automatic investment plan for a different class of shares of the combined fund. Such shareholders should note that such other classes of shares are subject to different fees and expenses than their original shares and should read the combined fund Prospectus for additional information.

        It will not be necessary for shareholders of the BlackRock Fund to whom certificates have been issued to surrender their certificates. Upon termination of the BlackRock Fund, such certificates will become null and void. No certificates for the ML Fund will be issued.

Legal Matters

        Certain legal matters concerning the federal income tax consequences of the Reorganization will be passed on by Sidley Austin LLP, counsel to the ML Fund. Certain legal matters concerning the issuance of shares of the ML Fund will be passed on by Bingham McCutchen LLP, Massachusetts counsel to the ML Fund.

OTHER INFORMATION

Capitalization

        The BlackRock Fund currently offers five classes of shares (Investor A, B, and C Shares, Institutional Shares and Service Shares). The ML Fund offers four classes of shares (Class A, B, C and I Shares which will be redesignated Investor A1, Investor B1, Investor C1 and Institutional Shares, respectively), and, in connection with the Reorganization, will issue an additional four new classes of shares (Investor A, Investor B, Investor C and Service Shares).

        The following table sets forth as of January 31, 2006: (i) the unaudited capitalization of the BlackRock Fund; (ii) the unaudited capitalization of the ML Fund; and (iii) the unaudited pro forma combined capitalization of the ML Fund assuming the Reorganization has been approved. The capitalizations are likely to be different when the Reorganization is scheduled to be completed as a result of daily share purchase and redemption activity.

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ML Fund
	Class A	Class B	Class C	Class I
Net Assets:	$34,569,958	$23,526,210	$17,251,485	$30,945,427
Shares Outstanding:	3,250,193	2,213,078	1,623,213	2,911,366
Net Asset Value Per Share:	$ 10.64	$ 10.63	$ 10.63	$ 10.63

BlackRock Fund
	Investor A	Investor B	Investor C	Institutional	Service
Net Assets:	$7,500,455	$10,307,148	$1,601,397	$135,308,911	$14,510,218
Shares Outstanding:	655,295	900,456	139,624	11,822,138	1,267,692
Net Asset Value Per Share:	$ 11.45	$ 11.45	$ 11.47	$ 11.45	$ 11.45

Combined Fund
	Investor A	Investor A1	Investor B	Investor B1
Net Assets:	$7,500,455	$34,569,958	$10,307,148	$23,526,210
Shares Outstanding:	655,295	3,250,193	900,456	2,213,078
Net Asset Value Per Share:	$ 11.45	$ 10.64	$ 11.45	$ 10.63

	Investor C	Investor C1	Institutional	Service
Net Assets:	$1,601,397	$17,251,485	$166,254,338	$14,510,218
Shares Outstanding:	139,624	1,623,213	15,641,317	1,267,692
Net Asset Value Per Share:	$ 11.47	$ 10.63	$ 10.63	$ 11.45

Shareholder Information

        As of May 25, 2006, the BlackRock Fund had outstanding 14,776,467 shares. As of such date, the trustees and officers of BlackRock Funds as a group owned less than 1% of the outstanding shares of the BlackRock Fund. As of May 25, 2006, no person was known by the BlackRock Fund to own beneficially or of record 5% or more of any class of shares of the BlackRock Fund except as follows:

Name & Address	Class	% of Class	% of BlackRock Fund	% of Combined Fund Post-Closing

PNC Bank* Saxon & Co. (PNC Inst.) 8800 Tinicum Blvd. Philadelphia, PA 19153	Institutional	98.19%	79.00%	47.20%

*	Holder of record.

        As of June 2, 2006, there were 10,686,673 shares of the ML Fund outstanding. As of such date, the trustees and officers of the ML Trust as a group owned less than 1% of the outstanding shares of the ML Fund. As of May 12, 2006, no person was known by the ML Fund to own beneficially or of record 5% or more of any class of shares of the ML Fund except as follows:

Name & Address*	Class	% of Class	% of ML Fund	% of Combined Fund Post-Closing

John W. Lavery and Charlotte D. Lavery ATBE	Class I	46.82%	13.42%	5.41%
Charlotte D. Lavery	Class I	5.22%	1.50%	0.60%
Hanna E. Perske	Class C	5.51%	0.90%	0.36%
Peter J. Perske	Class C	5.46%	0.89%	0.36%
Thomas E. Mickelson and Phyllis Mickelson JTWROS	Class C	5.12%	0.84%	0.34%

*	The address of each person listed above is 800 Scudders Mill Road, Plainsboro, New Jersey 08536. Each person listed above is a beneficial holder.

Shareholder Rights and Obligations

        While the BlackRock Fund and the ML Fund are different entities and, thus, governed by different organizational documents, the Reorganization will not result in material differences in shareholder rights. The shares of the ML Fund to be distributed to shareholders of the BlackRock Fund will generally have the same legal characteristics as the shares of the BlackRock Fund with respect to such matters as voting rights, accessibility, and transferability.

        The BlackRock Fund and the ML Fund are different companies. Under their organizational documents, the BlackRock Fund and the ML Fund are each authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share and $0.10 per share, respectively. The BlackRock Fund Board and the ML Fund Board may, without limitation, classify or reclassify any unissued shares of the BlackRock Fund or

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the ML Fund into any number of additional classes of shares. The BlackRock Fund Board and the ML Fund Board may also, without limitation, classify or reclassify any unissued shares into one or more additional series, each with its own assets and liabilities.

        Each of the BlackRock Fund and the ML Fund will continue indefinitely until terminated.

        With respect to each Fund, shares of the same class within such Fund have equal dividend, distribution, liquidation, and voting rights, and fractional shares have those rights proportionately. Each Fund and class of shares within such Fund bears its own expenses related to its distribution of shares (and other expenses such as shareholder or administrative services).

        Unless (i) the ML Fund Board has determined that a matter only affects the interests of one or more class or classes (in which case only shareholders of the affected class or classes are entitled to vote) or (ii) otherwise required by applicable law, on any matter submitted to a vote of shareholders of the ML Fund, all shares entitled to vote are voted in the aggregate and not by class. The shares of the BlackRock Fund have substantially similar voting rights.

        There are no preemptive rights in connection with shares of either Fund. When issued in accordance with the provisions of their respective prospectuses, all shares are fully paid and non-assessable.

        The ML Fund is a series of the ML Trust and the BlackRock Fund is a series of BlackRock Funds. The ML Trust and BlackRock Funds are business trusts organized under the laws of the Commonwealth of Massachusetts. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Declaration of Trust of BlackRock Funds provides that shareholders shall not be subject to any personal liability in connection with the assets of the BlackRock Fund for the acts or obligations of the BlackRock Fund, and that every note, bond, contract, order or other undertaking made by the BlackRock Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust of BlackRock Funds provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or some other reason. The Declaration of Trust also provides that the BlackRock Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the BlackRock Fund, and shall satisfy any judgment thereon. Similarly, the ML Trust’s Declaration of Trust provides that shareholders shall not be subject to any personal liability in connection with the assets of the ML Trust or ML Fund or for the acts, obligations or affairs of the ML Trust or ML Fund. The ML Trust Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his being or having been a shareholder and also provides that the ML Trust shall reimburse shareholders for all legal and other expenses reasonably incurred in connection with any such claim or liability.

        The foregoing is only a summary of certain rights of shareholders under the charter documents governing the BlackRock Fund and the ML Fund and applicable state law, and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

Shareholder Proposals

        The Funds do not hold regular annual meetings of shareholders. As a general matter, the ML Fund does not intend to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act. In the event the Reorganization is not completed, the BlackRock Fund does not intend to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act. Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of the BlackRock Fund should send such proposal to BlackRock, Inc., Attn: Robert Connolly, 40 East 52nd St., New York, New York 10022. Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of the ML Fund should send such proposal to the Secretary of the ML Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536. To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of the Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

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Solicitation of Proxies

        Solicitation of proxies is being made on behalf of the BlackRock Fund and the BlackRock Fund Board primarily by the mailing of this Notice and Combined Prospectus/Proxy Statement with its enclosures on or about June 23, 2006. BlackRock Fund shareholders whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the BlackRock Fund and its affiliates as well as dealers or their representatives may, without additional compensation, solicit proxies in person or by mail, telephone, facsimile or oral communication. The BlackRock Fund has retained Computershare Fund Services (“Computershare”), a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. BlackRock Fund shareholders may receive a telephone call from Computershare asking them to vote. Computershare and its agents will assist with the mailing and tabulation effort and may also solicit Proxies by contacting shareholders by telephone. The costs of solicitation will be borne by MLIM, BlackRock or their affiliates. The cost for the services of Computershare in connection with the Proposed Reorganization is not expected to exceed $3,000.

        Brokerage firms and others will be reimbursed for their expenses in forwarding solicitation material to the beneficial owners of shares of the BlackRock Fund. Representatives of BlackRock Advisors and its affiliates and other representatives of the BlackRock Fund may also solicit proxies. Questions about the proposal should be directed to Computershare at 1-866-390-5114.

VOTING INFORMATION AND REQUIREMENTS

General

        This Combined Prospectus/Proxy Statement is furnished in connection with the proposed Reorganization of the BlackRock Fund into the ML Fund and the solicitation of proxies by and on behalf of the BlackRock Fund Board for use at the Special Meeting of shareholders of the BlackRock Fund. The Special Meeting will be held on Tuesday, August 22, 2006 at 11:00 a.m., Eastern time, at the Omni Berkshire Place, 21 East 52nd Street, New York, New York 10022, or at such later time as is made necessary by adjournment or postponement.

        As of May 25, 2006, the BlackRock Fund had the following number of shares outstanding:

Share Class Investor A Investor B Investor C Service Institutional	Number of Shares 630,794 899,142 134,298 1,219,623 11,892,623

        Only shareholders of record on May 25, 2006 will be entitled to notice of and to vote at the Special Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

Shareholder Approval

        Approval by the BlackRock Fund of the proposed Reorganization will require the affirmative vote of the holders of a majority of the outstanding shares entitled to vote, as defined under the 1940 Act. The 1940 Act defines such vote as the lesser of (i) 67% or more of the total number of shares of all classes of a fund present or represented by proxy at the Special Meeting, voting together as a single class, if holders of more than 50% of the outstanding shares of all classes, taken as a single class, are present or represented by proxy at the Special Meeting; or (ii) more than 50% of the total number of outstanding shares of all classes of such fund, voting together as a single class. If the shareholders fail to approve the proposed Reorganization, the Reorganization will not occur. The BlackRock Fund Board has fixed the close of business on May 25, 2006 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting. BlackRock Fund shareholders on the Record Date are entitled to one vote for each share held, with no shares having cumulative voting rights.

        If a proxy authorization (“Proxy”) is properly given in time for a vote at the Special Meeting (either by returning the paper Proxy card or by submitting a Proxy by telephone or over the internet), the shares of the BlackRock Fund represented thereby will be voted at the Special Meeting in accordance with the shareholder’s instructions. The Proxy grants discretion to the persons named therein, as proxies, to take such further action as

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they may determine appropriate in connection with any other matter which may properly come before the Special Meeting or any adjournments thereof. The BlackRock Fund Board does not currently know of any matter to be considered at the Special Meeting other than the matters set forth in the Notice of Special Meeting of Shareholders.

        A majority of the outstanding shares entitled to vote on a proposal must be present in person or by proxy to have a quorum to conduct business at the Special Meeting.

        The persons named as proxies may, whether or not a quorum is present, propose one or more adjournments of the Special Meeting on behalf of the BlackRock Fund without further notice to permit further solicitation of Proxies, provided such persons determine that an adjournment and additional solicitation are reasonable and in the interest of the shareholders of the BlackRock Fund, after consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of the BlackRock Fund present in person or by proxy and entitled to vote at the session of the Special Meeting to be adjourned. Those proxies which are instructed to vote in favor of the Reorganization will vote in favor of any such adjournment, and those proxies which are instructed to vote against the Reorganization will vote against any such adjournment, as applicable.

        All properly executed Proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. For purposes of determining the presence of a quorum for transacting business at the Special Meeting and determining whether sufficient votes have been received for approval of any proposal to be acted upon at the Special Meeting, abstentions may, in the discretion of the BlackRock Fund, be treated as shares that are present at the Special Meeting and entitled to vote on the matter, but that have not been voted. Unless instructions to the contrary are marked, properly executed Proxies will be voted “For” the approval of the proposed Reorganization. Abstentions and broker non-votes (i.e., where a nominee such as a broker holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) will be counted as present for purposes of a quorum but would have the same effect as votes “Against” the Reorganization.

        Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each proposal before the Special Meeting. The New York Stock Exchange (the “NYSE”) has taken the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealer firms’ request for voting instructions may not vote such customer’s shares on the Reorganization proposal. A signed proxy card or other authorization by a beneficial owner of shares that does not specify how the beneficial owner’s shares are to be voted on a proposal may be deemed to be an instruction to vote such shares in favor of the applicable proposal.

Manner of Voting

        BlackRock Fund shareholders may vote by appearing in person at the Special Meeting, by returning the enclosed Proxy card or by casting their vote via telephone or the internet using the instructions provided on the enclosed Proxy card. Any shareholder who has given a Proxy, whether in written form, by telephone or over the internet, may revoke it at any time prior to its exercise by submitting a subsequent written, telephonic or electronic vote, by giving written notice of revocation to the Secretary of the BlackRock Fund, or by voting in person at the Special Meeting.

        Voting by Mail. To vote by mail, you should date and sign the Proxy card included with this Combined Prospectus/Proxy Statement, indicate your vote on the proposal, and return the card in the envelope provided.

        Voting by Telephone. There are two convenient methods to vote by telephone. If telephone voting is available for your account, a toll-free telephone number will be printed on your Proxy card. Prior to calling, you should read the Combined Prospectus/Proxy Statement and have your Proxy card at hand. (Please note, however, that telephone voting may not be available to shareholders whose shares are held by a broker or other intermediary on the shareholder’s behalf.)

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        First, you may use the automated touch-tone voting method by calling the toll-free number provided on the Proxy card. At the prompt, follow the menu.

        Second, a separate toll-free number is provided on the Proxy card for registered shareholders who wish to speak to a telephone representative directly and give verbal instructions. The telephone representative will assist the shareholder with the voting process. The representative will not be able to assist a shareholder with information that is not contained in the Combined Prospectus/Proxy Statement, and the representative will not make recommendations on how to vote on the proposal.

        Internet Voting. To vote over the internet, please log on to the website printed on your Proxy card and click on the proxy voting button. Prior to logging on, you should read the Combined Prospectus/Proxy Statement and have your Proxy card at hand. After logging on, follow the instructions on the screen. If you receive more than one Proxy card, you may vote them during the same session. (Please note, however, that internet voting may not be available to shareholders whose shares are held by a broker or other intermediary on the shareholder’s behalf.)

        Additional Information. Shareholders voting their Proxies by telephone or over the internet need not return their Proxy cards by mail.

        A person submitting votes by telephone or over the internet is deemed to represent that he or she is authorized to vote on behalf of all owners of the account, including spouses or other joint owners. By using the telephone or the internet to submit voting instructions, the shareholder is authorizing Computershare, a proxy solicitation firm, and its agents, to execute a Proxy to vote the shareholder’s shares at the Special Meeting as the shareholder has indicated.

        The BlackRock Fund believes that the procedures for authorizing the execution of a Proxy by telephone or over the internet set forth above are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately recorded.

        You are requested to fill in, sign and return the enclosed Proxy card promptly even if you expect to be present in person at the Special Meeting since you can always reverse your vote at the Special Meeting and unexpected circumstances might prevent you from attending. No postage is necessary if mailed in the United States.

June 19, 2006

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APPENDIX A

FUNDAMENTAL INVESTMENT RESTRICTIONS

BlackRock New Jersey Tax-Free Income Portfolio

        The BlackRock Fund may not:

1. Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

2. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

3. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except to the extent that the purchase of obligations directly from the issuer thereof, or the disposition of securities, in accordance with the Fund’s investment objective, policies and limitations may be deemed to be underwriting.

4. Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities and securities indices, futures contracts and options on futures contracts.

5. Purchase securities of companies for the purpose of exercising control.

6. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to the Fund’s transactions in futures contracts and related options or the Fund’s sale of securities short against the box, and (b) the Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

7. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the Fund may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.

8. Make loans, except that the Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities.

9. Purchase or sell commodities, except that the Fund may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities, may engage in currency transactions and may enter into futures contracts and related options.

10. Purchase any securities which would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

11. Borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund’s total assets at the time of such borrowing. No Fund will purchase securities while its aggregate borrowings (including reverse repurchase agreements and borrowings from banks) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Fund’s investment practices are not deemed to be pledged for purposes of this limitation.

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In addition, in compliance with Rule 35d-1 under the 1940 Act, the BlackRock Fund’s requirement that it invest at least 80% of its assets in certain municipal securities, as described in the BlackRock Fund’s Prospectus, is a fundamental policy that may be changed only by a vote of the holders of a majority of the BlackRock Fund’s outstanding shares.

Unless otherwise indicated, all limitations apply only at the time that a transaction is undertaken. Any change in the percentage of the BlackRock Fund’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the BlackRock Fund’s total assets will not require the BlackRock Fund to dispose of an investment until the adviser or sub-adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences.

Merrill Lynch New Jersey Municipal Bond Fund

        The ML Fund may not:

(1) Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities). For purposes of this restriction, states, municipalities and their political subdivisions are not considered part of any industry.

(2) Make investments for the purpose of exercising control or management.

(3) Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies, which invest in real estate or interests therein.

(4) Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time.

(5) Issue senior securities to the extent such issuance would violate applicable law.

(6) Borrow money, except that (i) the Fund may borrow from banks (as defined in the 1940 Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund’s investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

(7) Underwrite securities of other issuers, except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

(8) Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

        In addition, under its non-fundamental investment restrictions, the ML Fund may not:

(a) Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the 1940 Act, at any time the Fund’s shares are owned by another investment company that is part of the same group of investment companies as the Fund.

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(b) Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Fund does not currently intend to engage in short sales, except short sales “against the box.”

(c) Invest in securities which cannot be readily resold or which cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Board of Trustees of the ML Trust has otherwise determined to be liquid pursuant to applicable law.

(d) Notwithstanding fundamental investment restriction (6) above, borrow amounts in excess of 20% of its total assets taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes. In addition, the Fund will not purchase securities while borrowings are outstanding.

Except with respect to restriction (6), if a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

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APPENDIX B

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

        THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [ ] day of June, 2006, by and among Merrill Lynch Multi-State Municipal Series Trust, a registered investment company and a Massachusetts business trust (the “Acquiring Trust”), with respect to Merrill Lynch New Jersey Municipal Bond Fund, a separate series of the Acquiring Trust (the “Acquiring Fund”), and BlackRock FundsSM, a registered investment company and a Massachusetts business trust (the “Selling Trust”), with respect to BlackRock New Jersey Tax-Free Income Portfolio, a separate series of the Selling Trust (the “Target Fund”).

        This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of substantially all of the assets of the Target Fund in exchange for Investor A, Investor B, Investor C, Institutional and Service Shares of the Acquiring Fund (“Acquiring Fund Shares”); (ii) the assumption by the Acquiring Fund of the Stated Liabilities (as defined in paragraph 1.3) of the Target Fund; and (iii) the distribution, after the Closing Date (as defined in paragraph 3.1), of the Acquiring Fund Shares to the shareholders of the Target Fund and the termination, dissolution and complete liquidation of the Target Fund, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

        WHEREAS, the Acquiring Fund is a separate series of the Acquiring Trust and the Target Fund is a separate series of the Selling Trust; the Acquiring Trust and the Selling Trust are open-end, registered management investment companies within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”); and the Target Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

        WHEREAS, each of the Acquiring Fund and the Target Fund is properly treated as a “regulated investment company” under Subchapter M of the Code;

        WHEREAS, the Acquiring Trust is authorized to issue shares of beneficial interest of the Acquiring Fund;

        WHEREAS, the Board of Trustees of the Acquiring Trust on behalf of the Acquiring Fund has determined that the Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted with respect to net asset value as a result of the Reorganization;

        WHEREAS, the Board of Trustees of the Selling Trust on behalf of the Target Fund has determined that the Reorganization is in the best interests of the Target Fund and that the interests of the existing shareholders of the Target Fund will not be diluted with respect to net asset value as a result of the Reorganization;

        NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF SUBSTANTIALLY ALL OF THE ASSETS OF THE TARGET FUND IN EXCHANGE FOR
ACQUIRING FUND SHARES AND THE ASSUMPTION OF TARGET FUND
STATED LIABILITIES AND LIQUIDATION OF THE TARGET FUND

        1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Target Fund agrees to convey, transfer and deliver the assets of the Target Fund described in paragraph 1.2 to the Acquiring Fund free and clear of all liens, encumbrances and claims whatsoever. In exchange, the Acquiring Fund agrees: (a) to deliver to the Target Fund the number of full and fractional shares of each corresponding class of Acquiring Fund, determined by dividing: (i) the aggregate value of the Target Fund’s assets, net of the liabilities of the Target Fund, attributable to each share class of the Target Fund (as set forth below), computed in the manner and as of the time and date set forth in paragraph 2.1, by (ii) the net asset value of one Acquiring Fund Share of the corresponding class (as set forth below) computed in the manner and as of the time and date set forth in paragraph 2.2; and (b) to assume the Stated Liabilities of the Target Fund described in paragraph 1.3. Such transactions shall take place at the closing (the “Closing”) provided for in paragraph 3.1.

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        The classes of shares of the Acquiring Fund correspond to the classes of shares of the Target Fund as follows: Class I Shares of the Acquiring Fund correspond to Institutional Shares of the Target Fund and newly-created Investor A, Investor B, Investor C and Service Shares of the Acquiring Fund correspond to Investor A, Investor B, Investor C and Service Shares of the Target Fund. The Class A, Class B, Class C and Class I Shares of the Acquiring Fund will be redesignated Investor A1, Investor B1, Investor C1 and Institutional Shares in connection with the Reorganization.

        1.2 ASSETS TO BE ACQUIRED. The assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all property owned by the Target Fund, including, without limitation, all cash, securities, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, all books and records belonging to the Target Fund, any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in paragraph 7.3 and other than the Target Fund’s rights under this Agreement (the “Assets”).

        The Target Fund will, within 7 days prior to the Closing Date, furnish the Acquiring Fund with (a) a list of the Target Fund’s portfolio securities and other investments and (b) a list of the Target Fund’s “historic business assets,” which are defined for this purpose as (i) those assets that were acquired by the Target Fund prior to the date of the approval of the Reorganization by the Board of Trustees of the Selling Trust on behalf of the Target Fund, and (ii) those assets that were acquired subsequent to such board approval but in accordance with the Target Fund’s investment objectives and not with a view to, or in anticipation or as part of, the Reorganization. The Acquiring Fund will, within 3 days prior to the Closing Date, furnish the Target Fund with a list of the securities and other instruments, if any, on the Target Fund’s list referred to above that do not conform to the Acquiring Fund’s investment objectives, policies and restrictions. If requested by the Acquiring Fund, the Target Fund will dispose of securities and other instruments on the Acquiring Fund’s list before the Closing Date. In addition, if it is determined that the portfolios of the Target Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. After the Target Fund furnishes the Acquiring Fund with the list described above, the Target Fund will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities which the Acquiring Fund is permitted to purchase, pursuant to its investment objective and policies or otherwise (taking into consideration its own portfolio composition as of such date). Notwithstanding the foregoing, (a) nothing herein will require the Target Fund to dispose of any portfolio, securities or other investments, if, in the reasonable judgment of the Selling Trust’s Board of Trustees on behalf of the Target Fund or investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Target Fund and (b) nothing will permit the Target Fund to dispose of any portfolio securities or other investments if, in the reasonable judgment of the Acquiring Trust’s Board of Trustees on behalf of the Acquiring Fund or investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Target Fund.

        1.3 LIABILITIES TO BE ASSUMED. The Target Fund will endeavor to identify and discharge, to the extent practicable, all of its liabilities and obligations, including all liabilities relating to operations, before the Closing Date. The Acquiring Fund shall assume only those accrued and unpaid liabilities of the Target Fund set forth in the Target Fund’s statement of assets and liabilities as of the Closing Date delivered by the Target Fund to the Acquiring Fund pursuant to paragraph 5.2 (the “Stated Liabilities”). The Acquiring Fund shall assume only the Stated Liabilities and shall not assume any other debts, liabilities or obligations of the Target Fund.

        1.4 STATE FILINGS. Prior to the Closing Date, the Selling Trust or the Target Fund shall make any filings with the Commonwealth of Massachusetts that are required under the laws of the Commonwealth of Massachusetts to be made prior to the Closing Date.

        1.5 LIQUIDATION AND DISTRIBUTION. On or as soon as practicable after the Closing Date the Target Fund will distribute in complete liquidation of the Target Fund, pro rata to its shareholders of record, determined as of the close of business on the Closing Date (the “Target Fund Shareholders”), all of the Acquiring Fund Shares received by the Target Fund. Upon completion of the distribution of all of the Acquiring Fund Shares in accordance with the prior sentence, the Target Fund will thereupon proceed to dissolve and terminate as set forth in paragraph 1.9 below. Such distribution will be accomplished by the transfer on the books of the Acquiring Fund

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of Acquiring Fund Shares credited to the account of the Target Fund to open accounts on the share records of the Acquiring Fund in the name of the Target Fund Shareholders, and representing the respective pro rata number of each class of Acquiring Fund Shares due Target Fund Shareholders holding the corresponding class of Target Fund shares. All issued and outstanding shares of the Target Fund will, simultaneously with the liquidation, be cancelled on the books of the Target Fund and will be null and void. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.

        1.6 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

        1.7 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Target Fund shares on the books of the Target Fund as of that time shall, as a condition of such transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

        1.8 REPORTING RESPONSIBILITY. Any reporting responsibility of the Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund, or the Selling Trust on behalf of the Target Fund.

        1.9 TERMINATION AND DISSOLUTION. The Target Fund shall be terminated and dissolved promptly following all distributions made pursuant to paragraph 1.5 in accordance with the laws of the Commonwealth of Massachusetts and the federal securities laws.

        1.10 BOOKS AND RECORDS. Immediately after the Closing Date, the share transfer books relating to the Target Fund shall be closed and no transfer of shares shall thereafter be made on such books. All books and records of the Target Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder transferred to the Acquiring Fund, shall be made available to the Target Fund from and after the Closing Date at the Acquiring Fund’s cost of producing such books and records until at least the date through which such books and records must be maintained under applicable law.

        1.11 ACTION BY TRUSTS. The Selling Trust shall take all actions expressed herein as being the obligations of the Target Fund on behalf of the Target Fund, and the Acquiring Trust shall take all actions expressed herein as being the obligations of the Acquiring Fund on behalf of the Acquiring Fund.

ARTICLE II

VALUATION

        2.1 VALUATION OF ASSETS. The gross value of the Assets to be acquired by the Acquiring Fund hereunder shall be the gross value of such Assets as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date, after the payment of the dividends pursuant to Section 7.3, using the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

        2.2 VALUATION OF SHARES. The net asset value per share of each class of the Acquiring Fund Shares shall be the net asset value per share for that class computed on the Closing Date, using the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

ARTICLE III

CLOSING AND CLOSING DATE

        3.1 CLOSING DATE. Subject to the terms and conditions set forth herein, the Closing shall occur on Friday, October 13, 2006, or such other date as the parties may agree to in writing (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of immediately after the close of regular trading on the NYSE on the Closing Date. The Closing shall be held at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036, or at such other time and/or place as the parties may agree.

        3.2 CUSTODIAN’S CERTIFICATE. The Target Fund shall instruct its Custodian, PFPC Trust Company (the “Custodian”), to deliver at the Closing a certificate of an authorized officer stating that: (a) the Assets have

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been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Target Fund. The Target Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to the custodian for the Acquiring Fund, State Street Bank and Trust Company, for examination no later than five (5) business days preceding the Closing Date and transferred and delivered by the Target Fund as of the Closing Date for the account of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers. The Target Fund’s securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or other permitted counterparties or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Custodian. The cash to be transferred by the Target Fund shall be transferred and delivered by the Target Fund as of the Closing Date for the account of the Acquiring Fund.

        3.3 EFFECT OF SUSPENSION IN TRADING. In the event that, on the Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Target Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable, the Closing shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored or such other date as the parties may agree to.

        3.4 TRANSFER AGENT’S CERTIFICATE. The Target Fund shall instruct its transfer agent, PFPC, Inc. to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Target Fund Shareholders as of the Closing Date, and the number and percentage ownership (to four decimal places) of outstanding shares owned by each Target Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or instruct its transfer agent to issue and deliver, a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Target Fund, or provide evidence reasonably satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund.

        3.5 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, assumptions of liabilities, receipts and other documents, if any, as such other party or its counsel may reasonably request.

        3.6 FAILURE TO DELIVER ASSETS. If the Target Fund is unable to make delivery pursuant to paragraph 3.2 hereof to the custodian for the Acquiring Fund of any of the Assets of the Target Fund for the reason that any of such Assets have not yet been delivered to it by the Target Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Target Fund shall deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or its custodian, including brokers’confirmation slips.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

        4.1 REPRESENTATIONS OF THE TARGET FUND. The Selling Trust, on behalf of the Target Fund, represents and warrants to the Acquiring Trust, on behalf of the Acquiring Fund, as follows:

        (a) The Selling Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts. The Target Fund is a legally designated, separate series of the Selling Trust. The Selling Trust is duly authorized to transact business in the Commonwealth of Massachusetts and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Target Fund. The Selling Trust, on behalf of the Target Fund, has all material federal, state and local authorizations necessary to own all of its properties and the Assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Target Fund.

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        (b) The Selling Trust is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Selling Trust is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Target Fund.

        (c) The Registration Statement on Form N-14 and the Combined Prospectus/Proxy Statement contained therein as so amended or supplemented (the “Registration Statement”) as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Selling Trust and the Target Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Selling Trust and the Target Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Any written information furnished by the Selling Trust with respect to the Selling Trust and the Target Fund for use in the Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

        (d) The Target Fund’s prospectus, statement of additional information and shareholder reports, each to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

        (e) The Target Fund is not in violation of, and the execution, delivery and performance of this Agreement in accordance with its terms by the Selling Trust on behalf of the Target Fund will not result in the violation of, Massachusetts law or any provision of the Selling Trust’s declaration of trust or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Selling Trust (with respect to the Target Fund) or the Target Fund is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the Selling Trust on behalf of the Target Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Selling Trust or the Target Fund is a party or by which it is bound.

        (f) Each of the Selling Trust and the Target Fund has no material contracts, agreements or other commitments that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date or reflected as Stated Liabilities in the statement of assets and liabilities as provided in paragraph 5.2 hereof.

        (g) No litigation, claims, actions, suits proceeding or investigation of or before any court or governmental body is pending or to the Selling Trust’s knowledge threatened against the Target Fund or any of its properties or Assets which, if adversely determined, would materially and adversely affect the Selling Trust or the Target Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Target Fund to carry out the transactions contemplated by this Agreement. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

        (h) The audited financial statements of the Target Fund as of September 30, 2005 and for the fiscal year then ended, have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied and have been audited by Deloitte & Touche LLP, and such statements (true and complete copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition and the results of operations of the Target Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements. The unaudited financial statements of the Target Fund for the six

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months ended March 31, 2006 have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied by the Target Fund, and such statements (true and complete copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition and the results of operations of the Target Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

        (i) There have been no changes in the financial position of the Target Fund as reflected in the audited financial statements for the fiscal year ended September 30, 2005 and the unaudited financial statements for the six months ended March 31, 2006, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Target Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.1(h) above, there has been no material adverse changes in the Target Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Target Fund (other than changes occurring in the ordinary course of business), or any incurrence by the Target Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For the purposes of this paragraph 4.1(i), a decline in the net asset value of the Target Fund due to declines in the value of Target Fund’s Assets, the discharge of the Target Fund’s liabilities or the redemption of Target Fund shares by Target Fund Shareholders shall not constitute material adverse change.

        (j) Since March 31, 2006 there has not been (i) any change in the business, results of operations, assets or financial condition or the manner of conducting the business of the Target Fund other than changes in the ordinary course of its business, or any pending or threatened litigation, which has had or may have a material adverse effect on such business, results of operations, assets or financial condition; (ii) issued any option to purchase or other right to acquire shares of the Target Fund granted by or on behalf of the Target Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the prospectus for the Target Fund; (iii) any entering into, amendment or termination of any contract or agreement by or on behalf of the Target Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Target Fund for borrowed money or any commitment to borrow money by or on behalf of the Target Fund; (v) any amendment of the Target Fund’s organizational documents in a manner materially affecting the Target Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Target Fund other than a lien for taxes not yet due and payable.

        (k) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Target Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the Target Fund’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

        (l) The Selling Trust has an unlimited number of authorized shares of beneficial interest of which, as of May 25, 2006, there were outstanding 14,776,467 shares of the Target Fund, and no shares of the Target Fund were held in the treasury of the Selling Trust. All issued and outstanding shares of beneficial interest of the Target Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act of 1933 (the “1933 Act”) and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. All of the issued and outstanding shares of the Target Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Target Fund’s transfer agent as provided in paragraph 3.4. The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Target Fund shares and has no outstanding securities convertible into any of the Target Fund shares.

        (m) At the Closing Date, the Selling Trust, on behalf of the Target Fund, will have good and marketable title to the Assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power

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and authority to sell, assign, transfer and deliver such Assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which the Acquiring Fund has received notice and which have been taken into account in the net asset valuation of the Target Fund, and upon delivery of the Assets and the filing of any documents that may be required under Massachusetts state law the Acquiring Fund will acquire good and marketable title to the Assets, subject to no restrictions on their full transfer, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted by the Acquiring Fund.

        (n) The Selling Trust, on behalf of the Target Fund, has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the trustees of the Selling Trust. Subject to approval by the Target Fund’s shareholders, this Agreement constitutes a valid and binding obligation of the Selling Trust, enforceable in accordance with its terms and no other corporate action or proceedings by the Target Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

        (o) The information to be furnished by the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

        (p) The Target Fund has elected to qualify and has qualified as a “regulated investment company under the Code (a “RIC”) as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code through the date of Reorganization; and has satisfied the distribution requirements imposed by the Code for each of its taxable years.

        (q) Except for the Registration Statement and the approval of the Agreement by the Target Fund’s Shareholders, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Selling Trust, on behalf of the Target Fund, of the transactions contemplated herein. No consent of or notice to any third party or entity other than the shareholders of the Target Fund as described in paragraph 4.1(r) is required for the consummation by the Selling Trust, on behalf of the Target Fund, of the transactions contemplated by this Agreement.

        (r) The Target Fund has called a special meeting of Target Fund Shareholders to consider and act upon this Agreement (or transactions contemplated hereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than August 22, 2006 (or such other date as the parties may agree to in writing).

        4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Selling Trust, on behalf of the Target Fund, as follows:

        (a) The Acquiring Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts. The Acquiring Fund is a legally designated, separate series of the Acquiring Trust. The Acquiring Trust is duly authorized to transact business in the Commonwealth of Massachusetts and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Fund. The Acquiring Trust, on behalf of the Acquiring Fund, has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.

        (b) The Acquiring Trust is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Acquiring Trust is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Acquiring Fund.

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        (c) The Registration Statement, as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Trust and the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquiring Trust and the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations and warranties in this paragraph 4.2 apply to statements or omissions made in reliance upon and in conformity with written information concerning the Selling Trust and the Target Fund furnished to the Acquiring Trust and the Acquiring Fund by the Selling Trust or the Target Fund. From the effective date of the Registration Statement (as defined in paragraph 4.1(c)) through the time of the meeting of the Target Fund Shareholders and on the Closing Date, any written information furnished by the Acquiring Trust with respect to the Acquiring Trust and the Acquiring Fund for use in the Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

        (d) The Acquiring Fund’s prospectus, statement of additional information and shareholder reports, each to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

        (e) The Acquiring Fund is not in violation of, and the execution, delivery and performance of this Agreement in accordance with its terms by the Acquiring Trust on behalf of the Acquiring Fund will not result in the violation of Massachusetts law or any provision of the Acquiring Trust’s declaration of trust or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Acquiring Trust (with respect to the Acquiring Fund) or the Acquiring Fund is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust or the Acquiring Fund is a party or by which it is bound.

        (f) No litigation, claims, actions, suits, proceeding or investigation of or before any court or governmental body is pending or to the Acquiring Trust’s knowledge threatened against the Acquiring Fund or any of its properties or its assets which, if adversely determined, would materially and adversely affect the Acquiring Trust or the Acquiring Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

        (g) The audited financial statements of the Acquiring Fund for the fiscal year ended July 31, 2005, have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied and have been audited by Deloitte & Touche LLP, and such statements (true and complete copies of which have been furnished to the Target Fund) fairly reflect the financial condition and the results of operations of the Acquiring Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements. The unaudited financial statements of the Acquiring Fund for the six months ended January 31, 2006 have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied by the Acquiring Fund, and such statements (true and complete copies of which have been furnished to the Target Fund) fairly reflect the financial condition and the results of operations of the Acquiring Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Acquiring Fund whether

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actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

        (h) There have been no changes in the financial position of the Acquiring Fund as reflected in the audited financial statements for the fiscal year ended July 31, 2005 and the unaudited financial statements for the six months ended January 31, 2006, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Acquiring Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.2(g) above, there has been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Acquiring Fund (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For the purposes of this paragraph 4.2(h), a decline in the net asset value of the Acquiring Fund due to declines in the value of Acquiring Fund’s assets, the discharge of the Acquiring Fund’s liabilities or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change.

        (i) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the Acquiring Fund’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

        (j) The Acquiring Trust has an unlimited number of authorized shares of beneficial interest, par value $0.10 per share, of which, as of June 2, 2006, there were outstanding 10,686,673 shares of the Acquiring Fund, and no shares of the Acquiring Fund were held in the treasury of the Acquiring Trust. All issued and outstanding shares of beneficial interest of the Acquiring Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares and has no outstanding securities convertible into any of the Acquiring Fund shares.

        (k) At the Closing Date, the Acquiring Trust, on behalf of the Acquiring Fund, will have good and marketable title to all of its assets and full right, power and authority to sell, assign, transfer and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which the Target Fund has received notice at or prior to the Closing Date.

        (l) The Acquiring Trust, on behalf of the Acquiring Fund, has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the trustees of the Acquiring Trust. This Agreement constitutes a valid and binding obligation of the Acquiring Trust, enforceable in accordance with its terms and no other corporate action or proceedings by the Acquiring Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

        (m) The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of the Target Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, the Acquiring Fund Shares will be duly and validly issued and will be fully paid and nonassessable (except as disclosed in the Acquiring Fund’s prospectus).

        (n) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

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        (o) The Acquiring Fund has elected to qualify and has qualified as a RIC as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code through the Closing Date and thereafter; and has satisfied the distribution requirements imposed by the Code for each of its taxable years and expects to continue to satisfy them.

        (p) No consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Acquiring Trust, on behalf of the Acquiring Fund, of the transactions contemplated herein. No consent of or notice to any third party or entity other than the shareholders of the Target Fund as described in paragraph 4.1(r) is required for the consummation by the Acquiring Trust, on behalf of the Acquiring Fund, of the transactions contemplated by this Agreement.

ARTICLE V

COVENANTS OF THE ACQUIRING FUND AND THE TARGET FUND

        5.1 OPERATION IN ORDINARY COURSE. Subject to paragraph 7.3, each of the Acquiring Fund and the Target Fund will operate its business in the ordinary course of business between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

        5.2 The Target Fund will prepare and deliver to the Acquiring Fund on the second business day prior to the Closing Date a statement of the assets and Stated Liabilities of the Target Fund as of such date for review and agreement by the parties to determine that the assets and Stated Liabilities of the Target Fund are being correctly determined in accordance with the terms of this Agreement. The Target Fund will deliver at the Closing (1) an updated statement of assets and Stated Liabilities of the Target Fund and (2) a list of the Target Fund’s portfolio showing the tax costs of each of its assets by lot and the holding periods of such assets, each of (1) and (2) as of the Closing Date, and certified by the Treasurer of the Selling Trust.

        5.3 ACCESS TO BOOKS AND RECORDS. Upon reasonable notice, the Target Fund shall make available to the Acquiring Fund’s officers and agents all books and records of the Target Fund.

        5.4 ADDITIONAL INFORMATION. The Selling Trust and the Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

        5.5 CONTRACT TERMINATION. The Target Fund will terminate all agreements to which it is a party (other than this Agreement), effective as of the Closing Date without any liability not paid prior to the Closing Date other than as accrued as part of the Stated Liabilities.

        5.6 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, each of the Selling Trust and the Target Fund covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

        5.7 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within thirty (30) days after the Closing Date, the Target Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Target Fund for federal income tax purposes, as well as any capital loss carryovers and items that the Acquiring Fund will succeed to and take into account as a result of Section 381 of the Code, and which will be certified by the Treasurer of the Selling Trust.

        5.8 UNAUDITED FINANCIAL STATEMENTS. The Target Fund shall furnish to the Acquiring Fund within five (5) business days after the Closing Date, an unaudited statement of its assets and liabilities, portfolio

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of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position of the Target Fund as of the date thereof and the portfolio of investments, the results of operations and changes in net assets indicated in conformity with generally accepted accounting principles applied on a consistent basis and such financial statements shall be certified by the Treasurer of the Selling Trust as complying with the requirements hereof.

        5.9 PREPARATION OF REGISTRATION STATEMENT. The Acquiring Trust and the Acquiring Fund will prepare and file with the Commission the Registration Statement relating to the Acquiring Fund Shares to be issued to shareholders of the Target Fund. The Registration Statement shall include a combined prospectus/proxy statement relating to the transactions contemplated by this Agreement. At the time the Registration Statement becomes effective, at the time of the Target Fund Shareholder meeting and at the Closing Date, the Registration Statement shall be in compliance in all material respects with the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”) and the 1940 Act, as applicable. Each party will provide the materials and information necessary to prepare the Registration Statement, for inclusion therein, in connection with the meeting of the Target Fund Shareholders to consider the approval of this Agreement and the transactions contemplated herein, including in the case of the Target Fund any special interim financial information necessary for inclusion therein. If at any time prior to the Closing Date a party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, the party discovering the item shall notify the other parties and the parties shall cooperate in promptly preparing, filing and clearing the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

        5.10 TAX STATUS OF REORGANIZATION. The intention of the parties is that the transaction contemplated by this Agreement will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Acquiring Trust, the Acquiring Fund, the Selling Trust nor the Target Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Trust, the Acquiring Fund, the Selling Trust and Target Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Sidley Austin LLP, counsel to the Acquiring Trust and the Acquiring Fund, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Sidley Austin LLP).

        5.11 REASONABLE BEST EFFORTS. Each of the Acquiring Trust, the Acquiring Fund, the Selling Trust and the Target Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

        5.12 AUTHORIZATIONS. The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state blue sky or securities laws as it may deem appropriate in order to operate in the normal course of business after the Closing Date.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

        The obligations of the Target Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Trust and the Acquiring Fund of all the obligations to be performed by the Acquiring Trust and the Acquiring Fund pursuant to this Agreement on or before the Closing Date and, in addition, subject to the following conditions:

        6.1 All representations, covenants and warranties of each of the Acquiring Trust, on behalf of itself and the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquiring Fund shall have delivered to the Target Fund a certificate executed in the Acquiring Fund’s name by the Acquiring Trust’s President and its Treasurer, in form and substance satisfactory to the Target Fund and dated as of the Closing Date, to such effect and as to such other matters as the Target Fund shall reasonably request. The Target Fund shall have received certified copies of the resolutions adopted by the Board of Trustees of the Acquiring Trust approving this Agreement and the transactions contemplated herein.

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        6.2 The Target Fund shall have received on the Closing Date an opinion of Sidley Austin LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Target Fund, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

        (a) The Acquiring Trust is registered as an open-end management investment company under the 1940 Act and the Acquiring Fund is a series thereof.

        (b) Neither the execution, delivery or performance by the Acquiring Trust of this Agreement nor the compliance by the Acquiring Trust with the terms and provisions hereof will contravene any provision of any applicable federal law of the United States of America.

        (c) No governmental approval, which has not been obtained and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of this Agreement by the Acquiring Trust or the enforceability of this Agreement against the Acquiring Trust.

        In giving their opinion, Sidley Austin LLP may state that they are relying on the opinion of Bingham McCutchen LLP as to matters of Massachusetts law.

        6.3 The Target Fund shall have received on the Closing Date an opinion of Bingham McCutchen LLP, as special Massachusetts counsel to the Acquiring Trust, dated as of the Closing Date, in a form reasonably satisfactory to the Target Fund, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

        (a) The Acquiring Trust is a business trust validly existing under the applicable laws of the Commonwealth of Massachusetts.

        (b) The Acquiring Trust has the power and authority to execute, deliver and perform all of its obligations under this Agreement under the applicable laws of the Commonwealth of Massachusetts. The execution and delivery of this Agreement and the consummation by the Acquiring Trust of the transactions contemplated hereby have been duly authorized by all requisite action on the part of the Acquiring Trust under the applicable laws of the Commonwealth of Massachusetts.

        (c) This Agreement has been duly executed and delivered by the Acquiring Trust under the applicable laws of the Commonwealth of Massachusetts and assuming this Agreement is a valid and binding obligation of the Selling Trust and the Target Fund constitutes the valid and binding obligation of the Acquiring Trust and the Acquiring Fund, enforceable against the Acquiring Trust and the Acquiring Fund in accordance with its terms under the applicable laws of the Commonwealth of Massachusetts.

        (d) This execution and delivery by the Acquiring Trust of this Agreement and the performance by the Acquiring Trust of its obligations under this Agreement will not violate the declaration of trust or the by-laws of the Acquiring Trust.

        (e) Neither the execution, delivery or performance by the Acquiring Trust of this Agreement nor the compliance by the Acquiring Trust with the terms and provisions hereof will violate any provision of any law of the Commonwealth of Massachusetts typically considered applicable to transactions of the type contemplated by this Agreement.

        (f) To the best of our knowledge, no Massachusetts governmental approval, which has not been obtained and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of this Agreement by the Acquiring Trust or the enforceability of this Agreement against the Acquiring Trust except such as may be required under Massachusetts state securities laws about which we express no opinion.

        (g) The Acquiring Trust Shares being issued pursuant to this Agreement have been duly authorized by the Acquiring Trust and upon issuance thereof in accordance with this Agreement, will be validly issued and fully paid.

        6.4 Prior to the Closing Date, the Acquiring Fund’s shareholders shall have approved an investment advisory agreement with BlackRock Advisors, Inc.

B-12

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

        The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Selling Trust and the Target Fund of all the obligations to be performed by the Selling Trust and the Target Fund pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

        7.1 All representations, covenants and warranties of the Selling Trust, on behalf of itself and the Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Target Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Target Fund’s name by the Selling Trust’s President and the Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request. The Acquiring Fund shall have received certified copies of the resolutions adopted by the Board of Trustees of the Selling Trust approving this Agreement and the transactions contemplated herein.

        7.2 The Target Fund shall have delivered to the Acquiring Fund (1) a statement as of the Closing Date of the Target Fund’s assets and Stated Liabilities, in accordance with paragraph 5.2, and (2) a list of the Target Fund’s portfolio showing the tax costs of each of its assets by lot and the holding periods of such assets, as of the Closing Date, certified by the Treasurer of the Target Fund.

        7.3 Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the valuation of the Assets on the Closing Date, the Target Fund shall have declared a dividend or dividends, with a record and ex-dividend date prior to the valuation of the Assets, which, together with all previous dividends, shall have the effect of distributing to the Target Fund shareholders all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Section 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forward).

        7.4 The Acquiring Fund shall have received on the Closing Date an opinion from Skadden, Arps, Slate, Meagher & Flom LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Fund, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

        (a) The Selling Trust is a business trust validly existing under the applicable laws of the Commonwealth of Massachusetts.

        (b) The Selling Trust is registered as an open-end management investment company under the 1940 Act and the Target Fund is a series thereof.

        (c) The Selling Trust has the power and authority to execute, deliver and perform all of its obligations under this Agreement under the applicable laws of the Commonwealth of Massachusetts. The execution and delivery of this Agreement and the consummation by the Selling Trust of the transactions contemplated hereby have been duly authorized by all requisite action on the part of the Selling Trust under the applicable laws of the Commonwealth of Massachusetts.

        (d) This Agreement has been duly executed and delivered by the Selling Trust under the applicable laws of the Commonwealth of Massachusetts and assuming this Agreement is a valid and binding obligation of the Acquiring Trust and the Acquiring Fund constitutes the valid and binding obligation of the Selling Trust and the Target Fund, enforceable against the Selling Trust and the Target Fund in accordance with its terms under the applicable laws of the Commonwealth of Massachusetts.

        (e) The execution and delivery by the Selling Trust of this Agreement and the performance by the Selling Trust of its obligations under this Agreement do not conflict with the declaration of trust or the code of regulations of the Selling Trust.

        (f) Neither the execution, delivery or performance by the Selling Trust of this Agreement nor the compliance by the Selling Trust with the terms and provisions hereof will contravene any provision of any

B-13

 applicable law of the Commonwealth of Massachusetts or any applicable law of the United States of America.

        (g) No governmental approval, which has not been obtained and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of this Agreement by the Selling Trust or the enforceability of this Agreement against the Selling Trust.

        7.5 As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any material increase in the investment management fees, fee levels payable pursuant to any 12b-1 plan or distribution or shareholder servicing plan or agreement, other fees payable for services provided to the Target Fund, or sales loads of the Target Fund nor any material reduction in the fee waiver or expense reduction undertakings from those described in the Registration Statement.

        7.6 The Target Fund shall have taken all steps required to terminate all agreements to which it is a party (other than this Agreement), other than as accrued as part of the Stated Liabilities; the Selling Trust shall have taken all steps required to terminate all agreements to which it is a party (other than this Agreement), that relate to the Target Fund, other than as accrued as part of the Stated Liabilities.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF
EACH OF THE ACQUIRING FUND AND THE TARGET FUND

        If any of the conditions set forth below shall not have been satisfied on or before the Closing Date or shall not remain satisfied with respect to the Acquired Fund or the Target Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

        8.1 This Agreement and the transactions contemplated herein, with respect to the Target Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with the provisions of the Selling Trust’s declaration of trust and code of regulations, applicable Massachusetts law and the 1940 Act. Evidence of such approval shall have been delivered to the Acquiring Fund, in such form as shall be reasonably acceptable to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this paragraph 8.1.

        8.2 The Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

        8.3 All third party consents and all consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal authorities) in each case required to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not reasonably be expected to have a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that any party hereto may waive any such conditions for itself.

        8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The registration statement of the Acquiring Fund on Form N-1A under the 1940 Act covering the sale of shares of the Acquiring Fund shall be effective.

        8.5 As of the Closing Date, there shall be no pending litigation brought by any person against the Acquiring Trust, the Acquiring Fund, the Selling Trust or the Target Fund or any of the investment advisers, trustees or officers of the foregoing, arising out of, or seeking to prevent completion of the transactions contemplated by, this Agreement. Furthermore, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

        8.6 The Selling Trust and the Acquiring Trust each shall have received an opinion of Sidley Austin LLP, counsel to the Acquiring Trust and the Acquiring Fund, substantially to the effect that, based on certain facts, assumptions and representations of the parties, for federal income tax purposes:

B-14

        (a) the transfer of all of the Assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Stated Liabilities of the Target Fund followed by the distribution of Acquiring Fund Shares to the Target Fund Shareholders in complete dissolution and liquidation of the Target Fund will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

        (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of all of the Assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Stated Liabilities of the Target Fund;

        (c) no gain or loss will be recognized by the Target Fund upon the transfer of the Assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Stated Liabilities of the Target Fund or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to Target Fund Shareholders in exchange for such shareholders’ shares of the Target Fund in liquidation of the Target Fund;

        (d) no gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their Target Fund shares solely for Acquiring Fund Shares in the Reorganization;

        (e) the tax basis of Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization will be the same as the tax basis of the Target Fund shares exchanged therefor by such shareholder;

        (f) the holding period of Acquiring Fund Shares to be received by each Target Fund Shareholder pursuant to the Reorganization, including fractional shares to which he, she or it may be entitled, will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the Reorganization;

        (g) the tax basis of the Assets acquired by the Acquiring Fund will be the same as the tax basis of such Assets to the Target Fund immediately before the Reorganization; and

        (h) the holding period of the Assets in the hands of the Acquiring Fund will include the period during which those assets were held by the Target Fund.

        Such opinion shall be based on customary assumptions and such representations as Sidley Austin LLP may reasonably request, and each of the Acquiring Trust, the Acquiring Fund, the Selling Trust and the Target Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Trust, the Acquiring Fund, the Selling Trust nor the Target Fund may waive the condition set forth in this paragraph 8.6.

        8.7 The transactions contemplated under the Transaction Agreement and Plan of Merger (the “Transaction Agreement”) by and among Merrill Lynch & Co., Inc., BlackRock, Inc., New Boise, Inc. and Boise Merger Sub, Inc., dated February 15, 2006, shall have been consummated.

ARTICLE IX

EXPENSES

        Except as otherwise expressly provided in this Agreement, Merrill Lynch Investment Managers, L.P., BlackRock, Inc., or one of their affiliates shall bear the direct and indirect expenses and reasonable out-of-pocket costs incurred by the parties to this Agreement in connection with the purchase and sale of assets and liquidation and dissolution of the Target Fund contemplated by the provisions of this Agreement, including all direct and indirect expenses and out-of-pocket costs and expenses incurred by the parties hereto in connection with the preparation of the Registration Statement and the printing and mailing of the proxy statement and the solicitation of the related proxies for the Target Fund.

B-15

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

        10.1 The Selling Trust, on behalf of the Target Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, agree that no party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

        10.2 The representations and warranties of the parties hereto set forth in this Agreement shall not survive the consummation of the transactions contemplated herein.

ARTICLE XI

TERMINATION

        11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Trust and the Selling Trust. In addition, the Acquiring Trust or the Selling Trust may at their option terminate this Agreement at or before the Closing Date due to:

        (a) a material breach by the other of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days;

        (b) a condition herein expressed to be precedent to the obligations of the terminating party or both the parties that has not been met if it reasonably appears that it will not or cannot be met; or

        (c) the termination of the Transaction Agreement in accordance with its terms.

        11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund, the Acquiring Trust, the Target Fund, the Selling Trust or their respective Board of Trustees or officers, to any other party or its Board of Trustees. In the event of willful default, all remedies at law or in equity of the party adversely affected shall survive.

ARTICLE XII

AMENDMENTS

        This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Acquiring Trust, the Selling Trust, the Acquiring Fund and the Target Fund as specifically authorized by their respective Board of Trustees; provided, however, that, following the meeting of the Target Fund Shareholders called by the Target Fund pursuant to paragraph 4.1(r) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such Target Fund Shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

        13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

        13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

        13.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

        13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

B-16

        13.5 It is expressly agreed that the obligations of the Selling Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Selling Trust personally, but shall bind only the property of the Target Fund, as provided in the declaration of trust of the Selling Trust. Moreover, no series of the Selling Trust other than the Target Fund shall be responsible for the obligations of the Selling Trust hereunder, and all persons shall look only to the assets of the Target Fund to satisfy the obligations of the Target Fund hereunder. The execution and delivery of this Agreement have been authorized by the Board of Trustees of the Selling Trust on behalf of the Target Fund and signed by authorized officers of the Selling Trust, acting as such. Neither the authorization by such Board of Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Target Fund as provided in the Selling Trust’s declaration of trust.

        13.6 It is expressly agreed that the obligations of the Acquiring Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Acquiring Trust personally, but shall bind only the property of the Acquiring Fund, as provided in the declaration of trust of the Acquiring Trust. Moreover, no series of the Acquiring Trust other than the Acquiring Fund shall be responsible for the obligations of the Acquiring Trust hereunder, and all persons shall look only to the assets of the Acquiring Fund to satisfy the obligations of the Acquiring Fund hereunder. The execution and delivery of this Agreement have been authorized by the Board of Trustees of the Acquiring Trust on behalf of the Acquiring Fund and signed by authorized officers of the Acquiring Trust, acting as such. Neither the authorization by such Board of Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquiring Fund as provided in the Acquiring Trust’s declaration of trust.

ARTICLE XIV

NOTICES

        Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the applicable party: to the Acquiring Trust or the Acquiring Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, Attention: Robert C. Doll, Jr., or to the Selling Trust or the Target Fund, 40 East 52nd St., New York, New York 10022, Attention: Robert Connolly or to any other address that the Acquiring Trust, the Acquiring Fund, the Selling Trust or the Target Fund shall have last designated by notice to the other party.

        IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

MERRILL LYNCH MULTI-STATE MUNICIPAL SERIES TRUST,
individually and on behalf of its series MERRILL LYNCH
NEW JERSEY MUNICIPAL BOND FUND

By:	Name: Title:

BLACKROCK FUNDS, individually and on behalf of its series
BLACKROCK NEW JERSEY TAX-FREE INCOME PORTFOLIO

By:	Name: Title:

B-17

BLACKROCK NEW JERSEY TAX-FREE INCOME PORTFOLIO,
A PORTFOLIO OF BLACKROCK FUNDSSM

MERRILL LYNCH NEW JERSEY MUNICIPAL BOND FUND,
A SERIES OF MERRILL LYNCH MULTI-STATE MUNICIPAL SERIES TRUST

PART B

STATEMENT OF ADDITIONAL INFORMATION

June 19, 2006

        This Statement of Additional Information (the “SAI”) relates to the proposed reorganization (the “Reorganization”) of the BlackRock New Jersey Tax-Free Income Portfolio (the “BlackRock Fund”), a series of BlackRock Funds, a Massachusetts business trust, into the Merrill Lynch New Jersey Municipal Bond Fund (the “ML Fund”), a series of Merrill Lynch Multi-State Municipal Series Trust, a Massachusetts business trust (the “ML Trust”).

        This SAI contains information which may be of interest to shareholders of the BlackRock Fund relating to the Reorganization, but which is not included in the Combined Prospectus/Proxy Statement dated June 19, 2006 (the “Combined Prospectus/Proxy Statement”). As described in the Combined Prospectus/Proxy Statement, the Reorganization would involve the transfer of substantially all the assets of, and the assumption of certain stated liabilities of, the BlackRock Fund in exchange for shares of the ML Fund. The BlackRock Fund would distribute the ML Fund shares it receives to its shareholders in complete liquidation of the BlackRock Fund.

        This SAI is not a prospectus, and should be read in conjunction with the Combined Prospectus/Proxy Statement. The Combined Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission, and is available upon request and without charge by writing to Merrill Lynch New Jersey Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust, P.O. Box 9011, Princeton, New Jersey 08543-9011, or by calling 1-800-995-6526.

        Capitalized terms used in this SAI and not otherwise defined herein have the meanings given them in the Combined Prospectus/Proxy Statement.

TABLE OF CONTENTS

Additional Information about the ML Fund and the BlackRock Fund	SAI-2
Financial Statements	SAI-2
Pro Forma Condensed Combined Schedule of Investments as of January 31, 2006 (Unaudited)	SAI-3
Pro Forma Condensed Combined Statement of Assets and Liabilities as of January 31, 2006 (Unaudited)	SAI-11
Pro Forma Condensed Combined Statement of Operations for the twelve months ended January 31, 2006 (Unaudited)	SAI-13
Notes to Pro Forma Financial Statements (Unaudited)*	SAI-14
*	The accompanying notes are an integral part of the pro forma financial statements and schedules.

SAI-1

ADDITIONAL INFORMATION ABOUT
THE ML FUND AND THE BLACKROCK FUND

        For the ML Fund: Incorporates by reference the Statement of Additional Information in the N-1A for the ML Fund dated November 28, 2005, as supplemented, included in the Registration Statement on Form N-1A of the ML Trust, as filed with the Securities and Exchange Commission.

        For the BlackRock Fund: Incorporates by reference the Statement of Additional Information in the N-1A for the BlackRock Fund dated January 31, 2006, as supplemented, included in the Registration Statement on Form N-1A of BlackRock Funds, as filed with the Securities and Exchange Commission.

FINANCIAL STATEMENTS

        This SAI incorporates by reference (i) the Annual Report of the ML Fund for the year ended July 31, 2005, (ii) the Annual Report of the BlackRock Fund for the year ended September 30, 2005, and (iii) the Semi-annual Report of the ML Fund for the six months ended January 31, 2006. Each of these reports contains historical financial information regarding the Funds and have been filed with the Securities and Exchange Commission. The financial statements therein, and, in the case of the Annual Reports, the reports of the independent registered public accounting firm therein, are incorporated herein by reference.

        Pro forma financial statements of the BlackRock Fund and ML Fund are provided on the following pages.

        The unaudited pro forma portfolio of investments and pro forma statement of assets and liabilities reflect financial positions as if the transaction occurred on January 31, 2006. The unaudited pro forma statement of operations reflects expenses for the twelve months ended January 31, 2006. The pro forma financial statements give effect to the proposed exchange of shares of the ML Fund for the assets and certain stated liabilities of the BlackRock Fund, with the ML Fund being the surviving entity. The proposed transaction will be accounted for as a tax-free reorganization in accordance with accounting principles generally accepted in the United States. The historical cost basis of the investments is carried over to the surviving entity. It is not anticipated that the ML Fund will sell any securities of the BlackRock Fund acquired in the Reorganization other than in the ordinary course of business.

SAI-2

PRO FORMA CONDENSED COMBINED SCHEDULE OF INVESTMENTS FOR
MERRILL LYNCH NEW JERSEY MUNICIPAL BOND FUND AND
BLACKROCK NEW JERSEY TAX-FREE INCOME PORTFOLIO
As of January 31, 2006 (in Thousands) (Unaudited)

	Face Amount				Value
	Merrill Lynch New Jersey	BlackRock New Jersey	Pro Forma Merrill Lynch New Jersey Combined	Municipal Bonds	Merrill Lynch New Jersey	BlackRock New Jersey	Pro Forma Merrill Lynch New Jersey Combined

New Jersey - 83.4%	$2,000	$ —	$2,000	Bergen County, New Jersey, Improvement Authority, School District, GO (Wyckoff Township Board of Education Project), 5% due 4/01/2032	$2,087	$ —	$2,087

				Camden County, New Jersey, Pollution Control Financing Authority, Solid Waste Resource Recovery, Revenue Refunding Bonds, AMT:
	340	—	340	Series A, 7.50% due 12/01/2010	344	—	344
	190	—	190	Series B, 7.50% due 12/01/2009	192	—	192

	1,100	—	1,100	Cape May Point, New Jersey, GO, 5.70% due 3/15/2013	1,153	—	1,153

	—	1,000	1,000	Delaware River and Bay Authority Revenue Refunding Bonds, 5% due 1/01/2028 (e)	—	1,048	1,048

	2,450	—	2,450	Delaware River Joint Toll Bridge Commission, Pennsylvania and New Jersey Bridge Revenue Refunding Bonds, 5% due 7/01/2024	2,539		2,539

	—	5,000	5,000	Delaware River Port Authority of Pennsylvania and New Jersey Revenue Bonds, RITES, Series PA-611, 9.719% due 1/01/2026	—	6,132	6,132

				Garden State Preservation Trust of New Jersey, Capital Appreciation Revenue Bonds, Series B (d):
	—	10,000	10,000	5.17%* due 11/01/2024	—	4,271	4,271
	4,135	—	4,135	5.24%* due 11/01/2027	1,521	—	1,521

				Garden State Preservation Trust of New Jersey, Open Space and Farmland Preservation Revenue Bonds, Series A (d)(n):
	1,640	—	1,640	5.80% due 11/01/2022	1,891	—	1,891
	2,080	—	2,080	5.75% due 11/01/2028	2,505	—	2,505

	—	1,250	1,250	Gloucester County, New Jersey, Seniors Housing Development Corporation, Mortgage Revenue Refunding Bonds (Section 8 Assisted-Colonial Park Project), Series A, 6.20% due 9/15/2011	—	1,257	1,257

	—	2,300	2,300	Hopatcong Boro, New Jersey, GO, 5.75% due 8/01/2033 (a)	—	2,557	2,557

	—	169	169	Knowlton Township, New Jersey, Board of Education, GO, 6.60% due 8/15/2011	—	194	194

	—	3,000	3,000	Middlesex County, New Jersey, Improvement Authority Revenue Bonds (New Brunswick Apartments Rental Housing), AMT, 5.15% due 2/01/2024 (p)	—	3,068	3,068

	—	1,725	1,725	Middlesex County, New Jersey, Improvement Authority, Capital Improvement Program Revenue Bonds (Monroe Township), Series E, 5.80% due 9/15/2013	—	1,768	1,768

	1,705	—	1,705	Middlesex County, New Jersey, Improvement Authority, County-Guaranteed Revenue Bonds (Golf Course Projects), 5.25% due 6/01/2026	1,831	—	1,831

SAI-3

PRO FORMA CONDENSED COMBINED SCHEDULE OF INVESTMENTS FOR
MERRILL LYNCH NEW JERSEY MUNICIPAL BOND FUND AND
BLACKROCK NEW JERSEY TAX-FREE INCOME PORTFOLIO
As of January 31, 2006 (in Thousands) (Unaudited) (Continued)

	Face Amount				Value
	Merrill Lynch New Jersey	BlackRock New Jersey	Pro Forma Merrill Lynch New Jersey Combined	Municipal Bonds	Merrill Lynch New Jersey	BlackRock New Jersey	Pro Forma Merrill Lynch New Jersey Combined

New Jersey (continued)				Middlesex County, New Jersey, Improvement Authority, Senior Revenue Bonds, (Heldrich Center Hotel/Conference Project), Series A:
	$ —	$ 1,000	$ 1,000	5% due 1/01/2015	$ —	$ 1,021	$ 1,021
	—	1,000	1,000	5% due 1/01/2020	—	1,010	1,010

	1,000	—	1,000	Middlesex County, New Jersey, Pollution Control Financing Authority, Revenue Refunding Bonds (Amerada Hess Corporation), 6.05% due 9/15/2034	1,072	—	1,072

				New Jersey EDA, Cigarette Tax Revenue Bonds:
	520	—	520	5.625% due 6/15/2019	551	—	551
	590	—	590	5.75% due 6/15/2029	622	—	622
	125	—	125	5.50% due 6/15/2031	129	—	129
	230	3,615	3,845	5.75% due 6/15/2034	242	3,824	4,066

				New Jersey EDA, EDR:
	600	—	600	(Masonic Charity Foundation of New Jersey), 5.25% due 6/01/2024	635	—	635
	500	—	500	(Masonic Charity Foundation of New Jersey), 5.25% due 6/01/2032	527	—	527
	—	3,000	3,000	(The Seeing Eye Inc.), 6.20% due 12/01/2009 (f)	—	3,341	3,341

				New Jersey EDA, EDR, Refunding:
	2,100	—	2,100	(Lawrenceville School Project), VRDN, Series B, 2.81%, due 7/01/2026 (k)	2,100	—	2,100
	—	2,500	2,500	(Kapkowski Road Landfill Reclamation Improvement District Project ), 6.50% due 4/01/2028	—	2,933	2,933
	—	6,500	6,500	(The Seeing Eye, Inc. Project), 5% due 12/01/2024 (a)	—	6,851	6,851

				New Jersey EDA, First Mortgage Revenue Bonds:
	1,000	—	1,000	(Lions Gate Project), Series A, 5.875% due 1/01/2037	1,022	—	1,022
	1,330	—	1,330	(The Presbyterian Home), Series A, 6.375% due 11/01/2031	1,386	—	1,386
	1,630	—	1,630	(The Presbyterian Home), Series B, 5.75% due 11/01/2031	1,633	—	1,633

	1,500	—	1,500	New Jersey EDA, First Mortgage Revenue Refunding Bonds (The Winchester Gardens at Ward Homestead Project), Series A, 5.80% due 11/01/2031	1,559	—	1,559

	1,250	—	1,250	New Jersey EDA, IDR, Refunding (Newark Airport Marriott Hotel), 7% due 10/01/2014	1,281	—	1,281

	—	4,780	4,780	New Jersey EDA, Lease Revenue Bonds (University of Medicine and Dentistry-International Center for Public Health Project), 6% due 6/01/2021 (a)	—	5,236	5,236

				New Jersey EDA, Motor Vehicle Surcharge Revenue Bonds, Series A (e):
	1,675	—	1,675	4.95%* due 7/01/2021	850	—	850
	2,100	—	2,100	5% due 7/01/2029	2,186	—	2,186
	880	—	880	5% due 7/01/2034	912	—	912

	425	—	425	New Jersey EDA, Retirement Community Revenue Bonds (Cedar Crest Village Inc. Facility), Series A, 7.25% due 11/15/2031	460	—	460

SAI-4

PRO FORMA CONDENSED COMBINED SCHEDULE OF INVESTMENTS FOR
MERRILL LYNCH NEW JERSEY MUNICIPAL BOND FUND AND
BLACKROCK NEW JERSEY TAX-FREE INCOME PORTFOLIO
As of January 31, 2006 (in Thousands) (Unaudited) (Continued)

	Face Amount				Value
	Merrill Lynch New Jersey	BlackRock New Jersey	Pro Forma Merrill Lynch New Jersey Combined	Municipal Bonds	Merrill Lynch New Jersey	BlackRock New Jersey	Pro Forma Merrill Lynch New Jersey Combined

New Jersey (continued)				New Jersey EDA, Revenue Bonds:
	$ 1,075	$ —	$ 1,075	(American Airlines Inc. Project), AMT, 7.10% due 11/01/2031	$ 875	$ —	$ 875
	—	4,000	4,000	(Motor Vehicle Commission), Series A, 3.52%* due 7/01/2012 (e)	—	3,084	3,084
	—	4,440	4,440	(New Jersey Performing ArtsCenter Project), Series C, 5.75% due 6/15/2008 (a)	—	4,545	4,545
	—	4,000	4,000	(Saint Barnabas Medical Center Project), Series A (e)	—	1,809	1,809

				New Jersey EDA, School Facilities Construction Revenue Bonds:
	—	5,000	5,000	Series F, 5.25% due 6/15/2013	—	5,402	5,402
	1,700	—	1,700	Series L, 5% due 3/01/2030 (d)	1,767	—	1,767
	1,590	—	1,590	Series O, 5.25% due 3/01/2023	1,700	—	1,700

	1,000	1,000	2,000	New Jersey EDA, Solid Waste Disposal Facilities Revenue Bonds (Waste Management Inc.), AMT, Series A, 5.30% due 6/01/2015	1,051	1,049	2,100

	3,000	—	3,000	New Jersey EDA, Special Facility Revenue Bonds (Continental Airlines Inc. Project), AMT, 6.25% due 9/15/2019	2,827	—	2,827

	2,000	—	2,000	New Jersey EDA, State Contract Revenue Refunding Bonds (Economic Fund), Series A, 5.25%* due 3/15/2021 (e)	1,028	—	1,028

	3,500	—	3,500	New Jersey EDA, State Lease Revenue Bonds (State Office Buildings Projects), 6.25% due 6/15/2010 (a)(f)	3,889	—	3,889

	2,100	—	2,100	New Jersey EDA, Water Facilities Revenue Refunding Bonds (United Water of New Jersey Inc. Project), VRDN, Series A, 2.88% due 11/01/2026 (a)(k)	2,100	—	2,100

				New Jersey Health Care Facilities Financing Authority Revenue Bonds:
	500	—	500	(Avalon at Hillsborough), AMT, Series A, 6.625% due 7/01/2035	504	—	504
	460	—	460	(Children's Specialized Hospital), Series A, 5.50% due 7/01/2036	478	—	478
	1,000	—	1,000	(Hunterdon Medical Center), Series A, 5.125% due 7/01/2035	1,017	—	1,017
	750	—	750	(Hunterdon Medical Center), Series A, 5.25% due 7/01/2025	786	—	786
	—	2,000	2,000	(Kennedy Health System), 5.50% due 7/01/2021	—	2,115	2,115
	—	455	455	(Kennedy Health System), 5.625% due 7/01/2031	—	480	480
	1,150	—	1,150	(Pascack Valley Hospital Association), 6.625% due 7/01/2036	1,148	—	1,148
	2,500	—	2,500	(Robert Wood JohnsonUniversity Hospital), 5.75% due 7/01/2025 (m)	2,657	—	2,657
	1,040	—	1,040	(RWJ Healthcare Corporation), Series B, 5% due 7/01/2035 (i)	1,063	—	1,063
	1,500	—	1,500	(South Jersey Hospital), 6% due 7/01/2026	1,602	—	1,602

				New Jersey Health Care Facilities Financing Authority, Revenue Refunding Bonds:
	910	—	910	(Atlantic City Medical Center), 6.25% due 7/01/2017	1,017	—	1,017
	1,500	—	1,500	(Bayshore Community Hospital), 5.125% due 7/01/2032 (i)	1,538	—	1,538
	600	—	600	(Capital Health System Inc.), Series A, 5.75% due 7/01/2023	643	—	643

SAI-5

PRO FORMA CONDENSED COMBINED SCHEDULE OF INVESTMENTS FOR
MERRILL LYNCH NEW JERSEY MUNICIPAL BOND FUND AND
BLACKROCK NEW JERSEY TAX-FREE INCOME PORTFOLIO
As of January 31, 2006 (in Thousands) (Unaudited) (Continued)

	Face Amount				Value
	Merrill Lynch New Jersey	BlackRock New Jersey	Pro Forma Merrill Lynch New Jersey Combined	Municipal Bonds	Merrill Lynch New Jersey	BlackRock New Jersey	Pro Forma Merrill Lynch New Jersey Combined

New Jersey (continued)	$ —	$ 2,595	$ 2,595	(Robert Wood JohnsonUniversity Hospital), 5.75% due 7/01/2007 (e)	$ —	$ 2,645	$ 2,645
	400	—	400	(Trinitas Hospital Obligation Group), 7.40% due 7/01/2020	449	—	449

	—	5,000	5,000	New Jersey Sports and Exposition Authority, State Contract Revenue Bonds, Series A, 5.50% due 3/01/2020 (e)	—	5,312	5,312

	800	—	800	New Jersey State Educational Facilities Authority, Higher Education, Capital Improvement Revenue Bonds, Series A, 5.125% due 9/01/2022 (a)	852	—	852

				New Jersey State Educational Facilities Authority Revenue Bonds:
	—	3,000	3,000	(Fairleigh Dickinson University), Series D, 5.25%, due 7/01/2032 (o)	—	3,059	3,059
	750	—	750	(Georgian Court College Project), Series C, 6.50% due 7/01/2033	838	—	838
	1,000	—	1,000	(New Jersey Institute of Technology), Series G, 5.25% due 7/01/2019 (e)	1,071	—	1,071
	1,120	—	1,120	(Public Library Project Grant Issue), Series A, 5.50% due 9/01/2019 (a)	1,227	—	1,227
	1,000	—	1,000	(Rider University), Series A, 5.125% due 7/01/2028 (i)	1,045	—	1,045
	650	—	650	(Rowan University), Series C, 5% due 7/01/2034 (e)	674	—	674
	715	—	715	(Rowan University), Series C, 5.125% due 7/01/2028 (e)	755	—	755
	—	2,185	2,185	(Rowan University), Series E, 5.875% due 7/01/2006 (a)(f)	—	2,231	2,231

	—	4,150	4,150	New Jersey State Educational Facilities Authority, Revenue Refunding Bonds (New Jersey Institute of Technology), Series B, 5% due 7/01/2016 (a)	—	4,455	4,455

	—	750	750	New Jersey State Highway Authority, Garden State Parkway, Senior General Revenue Refunding Bonds, 6.20% due 1/01/2010 (g)	—	806	806

	2,175	—	2,175	New Jersey State Housing and Mortgage Financing Agency, Capital Fund Program Revenue Bonds, Series A, 4.70% due 11/01/2025 (d)	2,198	—	2,198

	2,770	—	2,770	New Jersey State Housing and Mortgage Financing Agency, M/F Revenue Bonds, RIB, AMT, Series 1012, 6.40% due 11/01/2035 (b)(c)	2,762	—	2,762

	—	1,435	1,435	New Jersey State Housing and Mortgage Finance Agency, M/F Housing Revenue Refunding Bonds, Series B, 6.25% due 11/01/2026 (d)	—	1,509	1,509

	—	2,500	2,500	New Jersey State Transit Corporation, COP (Federal Transit Administration Grants), Series A, 6.125% due 9/15/2009 (a)(f)	—	2,722	2,722

				New Jersey State Transportation Trust Fund Authority, Transportation System Revenue Bonds:
	—	2,500	2,500	Series A, 6% due 06/15/2010 (f)	—	2,758	2,758
	—	2,820	2,820	Series A, 5.75% due 06/15/2020	—	3,229	3,229
	1,880	—	1,880	Series D, 5% due 6/15/2020	1,984	—	1,984

SAI-6

PRO FORMA CONDENSED COMBINED SCHEDULE OF INVESTMENTS FOR
MERRILL LYNCH NEW JERSEY MUNICIPAL BOND FUND AND
BLACKROCK NEW JERSEY TAX-FREE INCOME PORTFOLIO
As of January 31, 2006 (in Thousands) (Unaudited) (Continued)

	Face Amount				Value
	Merrill Lynch New Jersey	BlackRock New Jersey	Pro Forma Merrill Lynch New Jersey Combined	Municipal Bonds	Merrill Lynch New Jersey	BlackRock New Jersey	Pro Forma Merrill Lynch New Jersey Combined

New Jersey (continued)				New Jersey State Transportation Trust Fund Authority, Transportation System Revenue Refunding Bonds, Series B (e):
	$ 1,560	$ —	$ 1,560	6.50% due 6/15/2010	$ 1,742	$ —	$ 1,742
	940	—	940	6.50% due 6/15/2010 (g)	1,054	—	1,054
	—	2,500	2,500	6% due 12/15/2011 (f)	—	2,820	2,820
	1,800	—	1,800	5.50% due 12/15/2021	2,071	—	2,071

				New Jersey State Turnpike Authority, Turnpike Revenue Bonds:
	1,510	—	1,510	Series B, 5.15%* due 1/01/2035 (a)	994	—	994
	2,500	—	2,500	Series C, 5% due 1/01/2030 (d)	2,604	—	2,604

				New Jersey State Turnpike Authority, Turnpike Revenue Refunding Bonds:
	1,000	—	1,000	Series A, 5% due 1/01/2027 (b)	1,041	—	1,041
	—	190	190	Series C, 6.50% due 1/01/2016 (e)(g)	—	223	223
	—	545	545	Series C, 6.50% due 1/01/2016 (e)	—	638	638
	—	2,765	2,765	Series C, 6.50% due 1/01/2016 (e)(g)	—	3,246	3,246
	—	30	30	Series C, 6.50% due 1/01/2016 (g)	—	35	35
	—	80	80	Series C, 6.50% due 1/01/2016	—	93	93
	—	390	390	Series C, 6.50% due 1/01/2016 (g)	—	458	458

	—	2,500	2,500	New Jersey State, GO, 5.75% due 5/01/2012	—	2,785	2,785

				New Jersey State, GO, Refunding:
	—	3,000	3,000	Series H, 5.25% due 7/01/2014	—	3,295	3,295
	—	3,000	3,000	Series N, 5.50% due 7/15/2017 (b)	—	3,416	3,416

	—	3,455	3,455	New Jersey Wastewater Treatment Trust, Revenue Refunding Bonds, Series C, 6.25% due 5/15/2006 (e)	—	3,484	3,484

	960	—	960	Newark, New Jersey, Health Care Facility Revenue Refunding Bonds (New Community Urban Renewal), Series A, 5.20% due 6/01/2030 (h)(j)	1,011	—	1,011

	—	5,000	5,000	North Hudson Sewer Authority, New Jersey, Sewer Revenue Refunding Bonds, Series A, 5.41%* due 8/01/2021 (e)	—	2,513	2,513

				Port Authority of New York and New Jersey, Consolidated Revenue Bonds:
	1,000	—	1,000	85th Series, 5.20% due 9/01/2018	1,097	—	1,097
	1,000	—	1,000	93rd Series, 6.125% due 6/01/2094	1,190	—	1,190

				Port Authority of New York and New Jersey, Special Obligation Revenue Bonds (JFK International Air Terminal LLC), AMT (e):
	1,000	—	1,000	RIB, Series 157, 8.85% due 12/01/2022 (c)	1,107	—	1,107
	—	7,000	7,000	Series 6, 6.25% due 12/01/2009	—	7,561	7,561
	1,750	—	1,750	Series 6, 6.25% due 12/01/2011	1,939	—	1,939
	—	2,000	2,000	Series 6, 5.75% due 12/01/2022	—	2,110	2,110

	600	—	600	Port Authority of New York and New Jersey, Special Obligation Revenue Refunding Bonds (Versatile Structure Obligation), VRDN, Series 3, 3.03% due 6/01/2020 (k)	600	—	600

	1,500	—	1,500	South Jersey Port Corporation of New Jersey, Revenue Refunding Bonds, AMT, 5.20% due 1/01/2023	1,544	—	1,544

	—	1,145	1,145	Summit, New Jersey, GO, Refunding, 5.25% due 6/01/2014	—	1,270	1,270

	1,195	—	1,195	Tobacco Settlement Financing Corporation of New Jersey, Asset-Backed Revenue Bonds, 7% due 6/01/2041	1,365	—	1,365

SAI-7

PRO FORMA CONDENSED COMBINED SCHEDULE OF INVESTMENTS FOR
MERRILL LYNCH NEW JERSEY MUNICIPAL BOND FUND AND
BLACKROCK NEW JERSEY TAX-FREE INCOME PORTFOLIO
As of January 31, 2006 (in Thousands) (Unaudited) (Continued)

	Face Amount				Value
	Merrill Lynch New Jersey	BlackRock New Jersey	Pro Forma Merrill Lynch New Jersey Combined	Municipal Bonds	Merrill Lynch New Jersey	BlackRock New Jersey	Pro Forma Merrill Lynch New Jersey Combined

New Jersey (concluded)	$ —	$ 7,100	$ 7,100	Union County, New Jersey, Industrial Pollution Control Financing Authority, PCR, Refunding (Exxon Project), VRDN, 2.77% due 10/01/2024 (k)	$ —	$ 7,100	$ 7,100

	2,000	—	2,000	Union County, New Jersey, Utilities Authority, Senior Lease Revenue Refunding Bonds (Ogden Martin System of Union, Inc.), AMT, Series A, 5.50% due 6/01/2010 (a)	2,136	—	2,136

				University of Medicine and Dentistry, New Jersey, Revenue Bonds, Series A (a):
	1,030	—	1,030	5.50% due 12/01/2027	1,119	—	1,119
	1,500	—	1,500	5% due 12/01/2031	1,549	—	1,549

Guam - 0.7%	750	—	750	Commonwealth Of the Northern Mariana Islands, Guam, GO, Series A, 6.75% due 10/01/2033	817	—	817

	1,000	—	1,000	Guam Government Waterworks Authority, Water and Wastewater System, Revenue Refunding Bonds, 5.875% due 7/01/2035	1,051	—	1,051

Multi-State - 4.4%				Charter Mac Equity Issuer Trust (q):
	—	1,000	1,000	Series A, 6.625% due 6/30/2009	—	1,072	1,072
	—	4,000	4,000	Series B, 7.60% due 11/30/2010	—	4,519	4,519

				Munimae TE Bond Subsidiary LLC (q):
	—	4,000	4,000	Series A, 6.875% due 6/30/2009	—	4,293	4,293
	—	2,000	2,000	Series B, 7.75% due 11/01/2010	—	2,251	2,251

Puerto Rico - 9.6%	—	3,000	3,000	Puerto Rico Commonwealth Highway and Transportation Authority, Transportation Revenue Bonds, Series B, 6% due 7/01/2010 (f)	—	3,332	3,332

				Puerto Rico Commonwealth Highway and Transportation Authority, Transportation Revenue Refunding Bonds:
	—	2,000	2,000	Series C, 6% due 7/01/2010 (f)	—	2,222	2,222
	—	1,000	1,000	Series D, 5.375% due 7/01/2012 (f)	—	1,100	1,100
	660	—	660	Series K, 5% due 7/01/2045	667	—	667

				Puerto Rico Commonwealth Infrastructure Financing Authority, Special Obligation Bonds, RITES:
	—	2,000	2,000	Series PA-569, 7.559% due 7/01/2012 (a)	—	2,250	2,250
	—	400	400	Series PA-782-RA, 10.419% due 10/01/2016	—	537	537
	—	650	650	Series PA-782-RD, 10.919% due 10/01/2019	—	877	877
	—	250	250	Series PA-782-RE, 10.919% due 10/01/2020	—	336	336
	—	250	250	Series PA-782-RF, 10.419% due 10/01/2024	—	330	330

				Puerto Rico Commonwealth Infrastructure Financing Authority, Special Obligation Refunding Bonds, RITES:
	—	500	500	Series PA-782-RB, 10.919% due 10/01/2017	—	680	680
	—	500	500	Series PA-782-RC, 10.919% due 10/01/2018	—	676	676

	—	5,000	5,000	Puerto Rico Commonwealth, Public Improvement, GO, 5.50% due 7/01/2019 (d)	—	5,750	5,750

	1,170	—	1,170	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series HH, 5.25% due 7/01/2029 (d)	1,247	—	1,247

SAI-8

PRO FORMA CONDENSED COMBINED SCHEDULE OF INVESTMENTS FOR
MERRILL LYNCH NEW JERSEY MUNICIPAL BOND FUND AND
BLACKROCK NEW JERSEY TAX-FREE INCOME PORTFOLIO
As of January 31, 2006 (in Thousands) (Unaudited) (Continued)

	Face Amount				Value
	Merrill Lynch New Jersey	BlackRock New Jersey	Pro Forma Merrill Lynch New Jersey Combined	Short-Term Securities	Merrill Lynch New Jersey	BlackRock New Jersey	Pro Forma Merrill Lynch New Jersey Combined

Puerto Rico (concluded)	$ 1,345	$ —	$ 1,345	Puerto Rico Industrial, Medical and Environmental Pollution Control Facilities Financing Authority, Special Facilities Revenue Bonds (American Airlines Inc.), Series A, 6.45% due 12/01/2025	$ 1,067	$ —	$ 1,067

				Puerto Rico Public Finance Corporation, Commonwealth Appropriation Revenue Bonds, Series E:
	—	3,740	3,740	5.50% due 2/01/2012 (f)	—	4,097	4,097
	—	1,260	1,260	5.50% due 8/01/2029	—	1,326	1,326

U.S.Virgin Islands - 0.9%	1,400	—	1,400	Virgin Islands Government Refinery Facilities, Revenue Refunding Bonds (Hovensa Coker Project), AMT, 6.50% due 7/01/2021	1,582	—	1,582

	750	—	750	Virgin Islands Public Finance Authority, Refinery Facilities Revenue Bonds (Hovensa Refinery), AMT, 5.875% due 7/01/2022	810	—	810

				Total Municipal Bonds (Cost -$256,855) - 99.0%	104,179	168,416	272,595

	1,241	—	1,241	CMA New Jersey Municipal Money Fund, 2.48% (l)(r)	$ 1,241	$ —	$ 1,241

	—	80	80	Wilmington Tax-Free Money Market Fund, 2.45% (r)	—	80	80

				Total Short-Term Securities (Cost -$1,321) - 0.5%	1,241	80	1,321

				Total Investments (Cost -$258,176**) - 99.5%	105,420	168,496	273,916
				Other Assets less Liabilities - 0.5%	873	732	1,396	***

				Net Assets - 100.0%	$ 106,293	$ 169,228	$ 275,312

*	Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.
**	The cost and unrealized appreciation (depreciation) of investments as of July 31, 2005, as computed for federal income tax purposes were as follows:

Aggregate cost	$ 258,062

Gross unrealized appreciation	$ 16,634
Gross unrealized depreciation	(780)

Net unrealized appreciation	$ 15,854

***	Amounts reflect Pro Forma adjustments to the Condensed Combined Statement of Assets and Liabilities.

(a)	AMBAC Insured.
(b)	FGIC Insured.
(c)	The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.
(d)	FSA Insured.
(e)	MBIA Insured.
(f)	Prerefunded.
(g)	Escrowed to maturity.
(h)	GNMA Collateralized.
(i)	Radian Insured.
(j)	FHA Insured.
(k)

Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

(l)	Investments in companies considered to be an affiliate, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Dividend Income

CMA New Jersey Municipal Money Fund	723	$22

(m)	All or a portion of security held as collateral in connection with open financial futures contracts.
(n)	When-issued security.
(o)	ACA Insured.
SAI-9

PRO FORMA CONDENSED COMBINED SCHEDULE OF INVESTMENTS FOR
MERRILL LYNCH NEW JERSEY MUNICIPAL BOND FUND AND
BLACKROCK NEW JERSEY TAX-FREE INCOME PORTFOLIO
As of January 31, 2006 (in Thousands) (Unaudited) (Concluded)

(p)	FNMA Collateralized.
(q)	The security may be offered and sold to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933.
(r)	Represents the current yield as of January 31, 2006.
•	Financial futures contracts sold as of January 31, 2006 were as follows:

Number of Contracts	Issue	Expiration Date	Face Value	Unrealized Appreciation

170	Ten-Year U.S. Treasury Note	March 2006	$18,564	$130

See Notes to Pro Forma Condensed Combined Financial Statements.

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Condensed Combined Schedule of Investments, we have abbreviated the names of many of the securities according to the list below.

AMT	Alternative Minimum Tax (subject to)	IDR	Industrial Development Revenue Bonds
COP	Certificates of Participation	M/F	Multi-Family
EDA	Economic Development Authority	RIB	Residual Interest Bonds
EDR	Economic Development Revenue Bonds	RITES	Residual Interest Tax-Exempt Securities
GO	General Obligation Bonds	VRDN	Variable Rate Demand Notes

SAI-10

PRO FORMA CONDENSED COMBINED STATEMENT OF ASSETS AND LIABILITIES FOR
MERRILL LYNCH NEW JERSEY MUNICIPAL BOND FUND AND
BLACKROCK NEW JERSEY TAX-FREE INCOME PORTFOLIO
As of January 31, 2006 (Unaudited)

	Merrill Lynch New Jersey	BlackRock New Jersey	Adjustments		Pro Forma Merrill Lynch New Jersey Combined

Assets:
Investments in unaffiliated securities, at value*	$104,179,244	$168,496,003	$ —		$272,675,247
Investments in affiliated securities, at value**	1,240,729	—	—		1,240,729
Cash	87,886	—	—		87,886
Receivables:
Interest	944,358	1,537,230	—		2,481,588
Beneficial interest/capital shares sold	77,416	27	—		77,443
Variation margin	7,970	—	—		7,970
Prepaid expenses	12,626	8,575	—		21,201

Total assets	106,550,229	170,041,835	—		276,592,064

Liabilities:
Payables:
Dividends to shareholders	99,704	596,897	—		696,601
Beneficial interest/capital shares redeemed	60,667	69,073	—		129,740
Investment adviser	44,028	56,733	—		100,761
Distributor	20,323	7,708	—		28,031
Other affiliates	15,231	—	—		15,231
Administrative fee	—	15,168	—		15,168
Transfer Agent	—	13,795	—		13,795
Custodian fee	—	5,146	—		5,146
Accrued expenses	17,196	49,186	—		66,382

Total liabilities	257,149	813,706	—		1,070,855

Net Assets:
Net Assets	$106,293,080	$169,228,129	—		$275,521,209

Net Assets Consist of:
Class A/Investor A1 Shares of beneficial interest†	$ 325,019	$ —	$ —		$ 325,019
Investor A Class Shares of common stock/beneficial interest†	—	655	64,875	(2)	65,530
Class B/Investor B1 Shares of beneficial interest†	221,308	—	—		221,308
Investor B Class Shares of common stock/beneficial interest†	—	900	89,146	(2)	90,046
Class C/Investor C1 Shares of beneficial interest†	162,321	—	—		162,321
Investor C Class Shares of common stock/beneficial interest†	—	140	13,822	(2)	13,962
Class I/Institutional Class Shares of beneficial interest/common stock†	291,137	11,822	1,261,173	(2)	1,564,132
Service Class Shares of common stock/beneficial interest†	—	1,268	125,501	(2)	126,769
Paid-in capital in excess of par	107,371,607	166,947,613	(53,779	)(1)	272,710,924
			(1,554,517	)(2)
Undistributed (accumulated) investment income (loss) — net	209,455	(53,779)	53,779	(1)	209,455

Accumulated realized capital losses — net	(7,736,390)	(8,101,333)	—		(15,837,723)
Unrealized appreciation — net	5,448,623	10,420,843	—		15,869,466

Net Assets	$106,293,080	$169,228,129	$ —		$275,521,209

SAI-11

	PRO FORMA CONDENSED COMBINED STATEMENT OF ASSETS AND LIABILITIES FOR
	MERRILL LYNCH NEW JERSEY MUNICIPAL BOND FUND AND
	BLACKROCK NEW JERSEY TAX-FREE INCOME PORTFOLIO
	As of January 31, 2006 (Unaudited) (Concluded)

		Merrill Lynch New Jersey	BlackRock New Jersey	Adjustments		Pro Forma Merrill Lynch New Jersey Combined

	Net Asset Value:
	Class A/Investor A1:
	Net assets	$ 34,569,958				$ 34,569,958

	Shares outstanding	3,250,193				3,250,193

	Net Asset Value	$ 10.64				$ 10.64

	Investor A:
	Net assets		$ 7,500,455			$ 7,500,455

	Shares outstanding		655,295			655,295

	Net Asset Value		$ 11.45			$ 11.45

	Class B/Investor B1:
	Net assets	$ 23,526,210				$ 23,526,210

	Shares outstanding	2,213,078				2,213,078

	Net Asset Value	$ 10.63				$ 10.63

	Investor B:
	Net assets		$ 10,307,148			$ 10,307,148

	Shares outstanding		900,456			900,456

	Net Asset Value		$ 11.45			$ 11.45

	Class C/Investor C1:
	Net Assets	$ 17,251,485				$ 17,251,485

	Shares outstanding	1,623,213				1,623,213

	Net Asset Value	$ 10.63				$ 10.63

	Investor C:
	Net assets		$ 1,601,397			$ 1,601,397

	Shares outstanding		139,624			139,624

	Net Asset Value		$ 11.47			$ 11.47

	Class I/Institutional Class:
	Net Assets	$ 30,945,427	$135,308,911			$166,254,338

	Shares outstanding	2,911,366	11,822,138	907,813	(2)	15,641,317

	Net Asset Value	$ 10.63	$ 11.45			$ 10.63

	Service Class:
	Net assets		$ 14,510,218			$ 14,510,218

	Shares outstanding		1,267,692			1,267,692

	Net Asset Value		$ 11.45			$ 11.45

*	Identified cost	$ 98,860,278	$158,075,160			$256,935,438

**	Identified cost for affiliated securities	$ 1,240,729	$ —			$ 1,240,729

†

The par value and shares authorized for each class of Merrill Lynch New Jersey shares is $.10 with an unlimited number of shares authorized.  The par value and shares authorized for each class of BlackRock New Jersey shares is $.001 with an unlimited number of shares authorized.  The par value and shares authorized for the new classes of Pro Forma Merrill Lynch New Jersey Combined Fund's shares is $.10 with an unlimited number of shares authorized.

(1)	Reflects the entry to close out accumulated net investment loss of $53,779 attributable to BlackRock New Jersey.
(2)

Reflects the capitalization adjustments due to the change in par value per share of the newly issued shares and giving the effect of the transfer of Class I shares of the Merrill Lynch New Jersey Fund which the BlackRock New Jersey Institutional Class shareholders will receive as if the Reorganization had taken place on January 31, 2006.  The foregoing should not be relied upon to reflect the number of shares of Merrill Lynch New Jersey that actually will be received on or after such date.

	See Notes to Pro Forma Condensed Combined Financial Statements.

SAI-12

	PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS FOR
	MERRILL LYNCH NEW JERSEY MUNICIPAL BOND FUND AND
	BLACKROCK NEW JERSEY TAX – FREE INCOME PORTFOLIO
	For the Twelve Months ended January 31, 2006 (Unaudited)

		Merrill Lynch New Jersey	BlackRock New Jersey	Adjustments		Pro Forma Merrill Lynch New Jersey Combined

	Investment Income:
	Interest	$5,248,603	$ 9,106,479	$ —		$14,355,082
	Dividends*	21,887	—	—		21,887
	Total income	5,270,490	9,106,479	—		14,376,969
	Expenses:
	Investment advisory fees	563,613	879,224	87,922	(2)	1,530,759
	Accounting services	89,055	404,485	(332,282	) (1)	161,258
	Account maintenance and distribution fees — Class B/Investor B1	134,475	—	—		134,475
	Shareholder Servicing/Account maintenance and distribution fees — Investor B	—	110,030	—		110,030
	Account maintenance and distribution fees — Class C/Investor C1	96,483	—	—		96,483
	Professional fees	52,448	42,539	(37,294	) (1)	57,693
	Printing and shareholder reports	38,617	24,343	(14,343	) (1)	48,617
	Transfer agent fees	—	44,464	—		44,464
	Shareholder Servicing/Account maintenance — Service Class	—	37,853	—		37,853
	Transfer agent fees — Class I/Institutional Class	10,445	25,233	—		35,678
	Account maintenance fees — Class A/Investor A1	34,352	—	—		34,352
	Shareholder Servicing/Account maintenance and distribution fees — Investor C	—	24,819	—		24,819
	Shareholder Servicing/Account maintenance and distribution fees — Investor A	—	24,607	(7,072	) (3)	17,535
	Registration fees	13,434	16,959	(10,521	) (1)	19,872
	Custodian fees	10,515	22,693	(13,901	) (1)	19,307
	Pricing fees	13,075	—	—		13,075
	Trustees' fees and expenses	15,009	6,299	(6,299	) (1)	15,009
	Transfer agent fees — Class A/Investor A1	14,252	—	—		14,252
	Transfer agent fees — Class B/Investor B1	13,418	—	—		13,418
	Transfer agent fees — Class C/Investor C1	7,730	—	—		7,730
	Transfer agent fees — Service Class	—	2,727	—		2,727
	Transfer agent fees — Investor B	—	1,980	—		1,980
	Transfer agent fees — Investor A	—	1,270	—		1,270
	Transfer agent fees — Investor C	—	447	—		447
	Other	21,619	19,415	(14,211	) (1)	26,823

	Total expenses before reimbursement	1,128,540	1,689,387	(348,001)		2,469,926

	Reimbursement of expenses	(5,674)	(406,602)	72,726	(4)	(339,550)

	Total expenses after reimbursement	1,122,866	1,282,785	(275,275)		2,130,376

	Investment income — net	4,147,624	7,823,694	275,275		12,246,593

	Realized & Unrealized Gain (Loss) — Net:
	Realized gain (loss) on:
	Investments — net	1,387,704	(172,913)	—		1,214,791
	Futures contracts and swaps — net	(127,466)	(784,254)	—		(911,720)
	Change in unrealized appreciation/depreciation on:
	Investments — net	(1,715,380)	(4,731,204)	—		(6,446,584)
	Futures contracts and swaps — net	233,454	175,958	—		409,412

	Total realized and unrealized loss — net	(221,688)	(5,512,413)	—		(5,734,101)

	Net Increase in Net Assets Resulting from Operations	$3,925,936	$2,311,281	$ 275,275		$ 6,512,492

*	Dividends from affiliates.	$ 21,887	$ —	$ —		$ 21,887

(1)	Reflects the anticipated savings as a result of the Reorganization through consolidation of accounting, legal, auditing, custody, printing and other services.
(2)	Merrill Lynch New Jersey Fund's management fee is higher than the management fee of the BlackRock New Jersey Fund.
(3)	BlackRock has agreed to lower the Shareholder Servicing/Account maintenance and distribution fees for Investor A Shares from 0.35% to 0.25% after the closing of the Reorganization.
(4)	Reflects the anticipated reduction of fee waivers and/or expense reimbursements due to anticipated savings as a result of the Reorganization.

	See Notes to Pro Forma Condensed Combined Financial Statements.

SAI-13

NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Basis of Combination:

        The Board of Trustees of BlackRock Funds, with respect to BlackRock New Jersey Tax-Free Income Portfolio (the “BlackRock Fund”), at a meeting held on May 16, 2006, and the Board of Trustees of the Merrill Lynch Multi-State Municipal Series Trust (the “Trust”), with respect to Merrill Lynch New Jersey Municipal Bond Fund (the “ML Fund” and together with the BlackRock Fund, the “Funds”), at a meeting held on May 9, 2006, each approved their respective Funds entering into an Agreement and Plan of Reorganization (the “Plan”) pursuant to which, subject to approval by the shareholders of the BlackRock Fund, a series of BlackRock Funds, the BlackRock Fund will transfer all of its assets, subject to its liabilities, to the ML Fund, a series of the Trust, in exchange for a number of shares of the ML Fund equal in value to the net assets of the BlackRock Fund (the “Reorganization”). If the Reorganization is consummated, shares of the ML Fund then will be distributed to the BlackRock Fund’s shareholders on a pro rata basis in liquidation of the BlackRock Fund.

        The Reorganization will be accounted for as a tax-free merger of investment companies. The unaudited pro forma condensed combined schedule of investments and condensed combined statement of assets and liabilities reflect the financial position of the Funds at January 31, 2006. The unaudited pro forma condensed combined statement of operations reflects the results of operations of the Funds for the twelve months ended January 31, 2006. These statements have been derived from the books and records of the Funds utilized in calculating daily net asset value at the dates indicated above in conformity with accounting principles generally accepted in the United States of America. As of January 31, 2006, all the securities held by the BlackRock Fund comply with the compliance guidelines and/or investment restrictions of the ML Fund. The historical cost of investment securities will be carried forward to the surviving entity. The fiscal year ends are July 31 for the ML Fund and September 30 for the BlackRock Fund.

        The accompanying pro forma condensed combined financial statements should be read in conjunction with the historical financial statements of the Funds included or incorporated by reference in their respective Statements of Additional Information. Such pro forma condensed combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred on January 31, 2006. Following the Reorganization, the ML Fund will be the accounting survivor.

        All costs with respect to the Reorganization will be borne by the current advisers of the Funds, Fund Asset Management, L.P., an affiliate of Merrill Lynch Investment Managers, L.P., and BlackRock, Inc.

NOTE 2—Fund Valuation:

        Municipal bonds are traded primarily in the over-the-counter (“OTC”) markets and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Trustees. Such valuations and procedures are reviewed periodically by the Board of Trustees of the Trust. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund’s pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust.

SAI-14

NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS (Unaudited) (Concluded)

NOTE 3—Capital Shares:

        The pro forma net asset value per share assumes the issuance of shares of the ML Fund that would have been issued at January 31, 2006 in connection with the proposed reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of BlackRock Fund, as of January 31, 2006, divided by the net asset value per share of the shares of ML Fund as of January 31, 2006. The pro forma number of shares outstanding, by class, for the combined fund consists of the following at January 31, 2006:

Class of Shares	Shares of ML Fund Pre-Combination	Additional Shares Assumed Issued In Reorganization	Total Outstanding Shares Post-Combination

Class A/Investor A1	3,250,193	0	3,250,193

Investor A	(a)	655,295	655,295

Class B/Investor B1	2,213,078	0	2,213,078

Investor B	(a)	900,456	900,456

Class C/Investor C1	1,623,213	0	1,623,213

Investor C	(a)	139,624	139,624

Class I/Institutional	2,911,366	12,729,951	15,641,317

Service	(a)	1,267,692	1,267,692

(a) The ML Fund does not offer Investor A, Investor B, Investor C and Service Class Shares.

NOTE 4—Pro Forma Operating Expenses:

        The pro forma condensed combined statement of operations for the 12 month period ending January 31, 2006, as adjusted, giving effect to the Reorganization reflect changes in expenses of the ML Fund as if the Reorganization was consummated on February 1, 2005. Although it is anticipated that there will be an elimination of certain duplicative expenses because of the Reorganization, the actual amount of such expenses cannot be determined because it is not possible to predict the cost of future operations.

NOTE 5—Federal Income Taxes:

        Each of the BlackRock Fund and the ML Fund has elected to be taxed as a “regulated investment company”under the Internal Revenue Code of 1986, as amended (the “Code”). If the Reorganization is consummated, the ML Fund would seek to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes. In addition, the ML Fund will make any required income or capital gain distributions prior to consummation of this Reorganization, in accordance with provisions of the Code relating to tax-free reorganizations of investment companies.

        The ML Fund will succeed to the capital loss carryforwards of the BlackRock Fund which should not be limited solely by reason of the Reorganization. In addition, for five years beginning after the Closing Date of the Reorganization, the combined fund will not be allowed to offset certain pre-Reorganization built-in gains attributable to one Fund, if any, with capital loss carryforwards (and certain built-in losses) attributable to the other Fund.

        The identified cost of investments for the BlackRock Fund and the ML Fund is substantially the same for both financial accounting and Federal income tax purposes. The tax cost of investments will remain unchanged for the combined fund.

SAI-15